(five      LIMITED TERM
 bar       NEW YORK
 logo)     MUNICIPAL FUND

                             Prospectus  dated  April 22, 1998


Rochester Portfolio Series is a non-diversified mutual fund consisting of one portfolio, Limited Term New York Municipal Fund. The Fund's investment objective is to provide shareholders with as high a level of income exempt from Federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve this objective by investing primarily in a portfolio of investment grade obligations with a dollar weighted average effective maturity of five years or less. There can be no assurance that the investment objective of the Fund will be realized.

      This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the April 22, 1998 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).


                                          [logo]OppenheimerFunds

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


           ABOUT THE FUND


           Expenses
           A Brief Overview of the Fund
           Financial Highlights
           Investment Objective and Policies
           Investment Policies and Strategies
           Investment Risks
           How the Fund  Is Managed
           Performance of the Fund


           ABOUT YOUR ACCOUNT

           How To Buy Shares
           Class A Shares
           Class B Shares
           Class C Shares

           Special Investor Services
           AccountLink
           Shareholder Transactions by Fax
           Automatic Withdrawal and Exchange Plans
           Reinvestment Privilege

           How To Sell Shares
           By Mail
           By Telephone
           By Checkwriting


           How To Exchange Shares
           Shareholder Account Rules and Policies
           Dividends, Capital Gains and Taxes
           Appendix A:  Special Sales Charge



 Arrangements

ABOUT THE FUND

Expenses

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly.



The numbers below are based on the Fund's expenses during its fiscal year ended December 31, 1997.

     o Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," starting on page __, for an explanation of how and when these charges apply.

                             Class A   Class B      Class C        Class X
                             Shares    Shares       Shares         Shares(1)
---------------------------------------------------------------------------
Maximum Sales Charge
on Purchase (as a % of
offering price)              3.50%     None         None           None
----------------------------------------------------------------------------

Maximum Deferred Sales       None(3)   4.0% in the  1% if shares   2.5% in the
Charge (as a % of the                  first year,  are redeemed   first year,
lower of the original                  declining    within 12      declining
offering price or                      to 1% in     months of      to 1% in
redemption proceeds)                   the fifth    purchase(2)    the fourth

                                       year and                    year and
                                       eliminated                  eliminated
                                       thereafter(2)thereafter
---------------------------------------------------------------------------
Maximum Sales Charge
on Reinvested Dividends      None      None         None           None
---------------------------------------------------------------------------

Redemption Fee               None (4) None(4)        None(4)
None(4)

---------------------------------------------------------------------------
Exchange Fee                 None      None         None           None
---------------------------------------------------------------------------


(1) See "Class X Shares" for more information on Class X shares and the contingent deferred sales charge. Class X shares were designated as Class B shares prior to May 1, 1997. Class X shares of the Fund are no longer offered.
(2) See "How to Buy Shares - Buying Class B Shares," and "How to Buy Shares - Buying Class C Shares" below for more information on the contingent deferred sales charge. (3) If you invest $1 million or more in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for shares purchased prior to May 1, 1997) from the end of the calendar month in which you purchased those shares. See "How to Buy Shares - Class A Shares" below. 4. There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemptions paid by check or by ACH wire transfer through AccountLink, or for which checkwriting privileges are used. See "How To Sell Shares".

      o Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment advisor, OppenheimerFunds, Inc. (referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed" below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds the Fund's portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.


Annual Fund Operating Expenses (as a Percentage of Average Net Assets)

                                    Class A    Class B   Class C   Class X
                                    Shares     Shares    Shares    Shares
---------------------------------------------------------------------------

Management Fees                     0.42%  0.42%        0.42%      0.42%

----------------------------------------------------------------------------

12b-1 Plan Fees                     0.25%      1.00%     1.00%     0.75%

----------------------------------------------------------------------------

Other Expenses                      0.16%      0.14%     0.12%     0.18%

----------------------------------------------------------------------------

Total Fund Operating Expenses       0.83%      1.56%     1.54%     1.35%
----------------------------------------------------------------------------


      The numbers in the chart above are based upon the Fund's expenses in its fiscal year ended December 31, 1997. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The 12b-1 Plan Fees for Class A shares are the service plan fees (which can be up to a maximum of 0.25% of average annual net assets of that class), and for Class B and Class C shares, are the service plan fees (which are 0.25% of average annual net assets of the class) and the asset-based sales charge of 0.75%. The 12b-1 fees for Class X shares are the service plan fees (which are 0.25% of average annual net assets of the class) and the asset-based sales charge of 0.50%. Although the Fund's Distribution and Service Plan for Class X shares permits the payment of an asset-based sales charge of up to 0.75% of average daily net assets attributable to Class X shares per annum, the Board of Trustees has authorized payment of an asset-based sales charge of only 0.50%. See "How to Buy Shares" for descriptions of these plans.

      During the fiscal year ended December 31, 1997, Total Fund Operating Expenses (including interest expense) were 0.83%, 1.56%, 1.54% and 1.35% for Class A shares, Class B shares, Class C shares and Class X shares, respectively. During that period, Total Fund Operating Expenses (excluding interest expense) were 0.81%, 1.55%, 1.52% and 1.33% for Class A shares, Class B shares, Class C shares and Class X shares, respectively. During fiscal 1997, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.




       The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including changes in the actual value of the Fund's assets represented by each class of shares.


       o Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                     1 Year    3 Years    5 Years   10 Years*
                     ------    -------    -------   --------

Class A Shares       $43       $61        $79       $134
Class B Shares       $56       $69        $95       $148
Class C Shares       $26       $49        $84       $183
Class X Shares       $39       $58        $74       $135


If you did not redeem your investment, it would incur the following expenses:

                     1 Year    3 Years    5 Years   10 Years*
                     ------    -------    -------   --------

Class A Shares       $43       $61        $79       $134
Class B Shares       $16       $49        $85       $148
Class C Shares       $16       $49        $84       $183
Class X Shares       $14       $43        $74       $135


* In the first example, expenses include the Class A initial sales charge of 3.50% and the applicable Class B, Class C or Class X contingent deferred sales charge. In the second example, Class
A
expenses include the initial sales charge, but Class B, Class C and Class X expenses do not include contingent deferred sales charges.

The Class B and Class X expenses in years 7 through 10 are based on the Class A expenses shown above because the Fund automatically converts your Class B and Class X shares into Class A shares after 6 years. Because of the effect of the asset-based sales charge and the contingent deferred sales charge imposed on Class B, Class C and Class X shares, long-term holders of Class B, Class C and Class X shares could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B and Class X shareholders, the automatic conversion of Class B and Class X shares into Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares" for more information.

      These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which may be more or less than those shown below.


A Brief Overview of the Fund

Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

       o What Is The Fund's Investment Objective? The Fund's investment objective is to provide shareholders with as high a level of income exempt from Federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. There can be no assurance that the investment objective of the Fund will be realized.

       o What Does The Fund Invest In? The Fund seeks to achieve its objective by investing primarily in a portfolio of investment grade obligations with a dollar weighted average effective maturity of five years or less. These obligations are issued by or on behalf of New York State, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers (such as issuers located in Puerto Rico, the Virgin Islands, and Guam), which pay interest that is, in the opinion of the bond counsel to the issuer, exempt from Federal income tax and New York State and New York City personal income taxes ( "Municipal Obligations"). As a fundamental policy, at least 95% of the Fund's net assets will be invested in Municipal Obligations except when the Manager believes that market conditions would cause serious erosion of portfolio value, in which case assets may be invested temporarily in short-term taxable investments as a defensive measure to preserve net asset value.


       o Who Manages The Fund? The Fund's investment adviser is OppenheimerFunds, Inc. (the "Manager"). The Manager (including subsidiaries) advises investment company portfolios having assets of more than $85 billion at March 31, 1998. The Manager is paid an advisory fee by the Fund, based on its assets. The Fund's portfolio manager, who is employed by the Manager, is primarily responsible for the selection of the Fund's securities. The portfolio manager is Ronald H. Fielding. The Fund's Board of Trustees, which is elected by shareholders, oversees the investment advisor and the portfolio manager. Please refer to "How The Fund Is Managed," starting on page __ for more information about the Manager and its fees.

       o How Risky Is The Fund? All investments carry risks to some degree. The Fund's bond investments are subject to change in their value from a number of factors such as change in general bond market movements, the change in value of particular bonds because of an event affecting the issuer, or changes in interest rates that can affect bond prices. These changes affect the value of the Fund's investments and its price per share. As a non-diversified fund, the Fund may invest a greater portion of its assets in the securities of a limited number of issuers than a diversified fund. While the Manager tries to reduce risks by structuring the Fund's portfolio to include a broad spectrum of Municipal Obligations and by carefully researching securities before they are purchased by the portfolio, there is no guarantee of success in achieving the Fund's objective and your shares may be worth more or less than their original cost when you redeem them. The Fund may borrow money from banks in amounts up to 10% of its total assets to purchase additional securities. Borrowing for investment purposes is a speculative investment technique known as "leveraging." This investment technique may subject the Fund to greater risks and costs, including the burden of interest expense, an expense the Fund would not otherwise incur. Please refer to "Investment Objective and Policies" starting on page __ and "Investment Risks" starting on page __ for a more complete discussion.

       o How Can I Buy Shares? You can buy shares through your broker or dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How to Buy Shares" starting on page __ for more details.


       o Will I Pay A Sales Charge To Buy Shares? The Fund has four classes of shares. All classes have the same investment portfolio, but different expenses. Class A shares are offered with a front-end sales charge, starting at 3.50%, and reduced for larger purchases. Class B, Class C and Class X shares are offered without a front-end sales charge, but are subject to a contingent deferred sales charge if redeemed within 5 years (Class B shares) 4 years (Class X shares) or 12 months (Class C shares) of purchase. There is also an annual asset-based sales charge on Class B, Class C and Class X shares. Please review "How To Buy Shares" for more details, including a discussion about factors you and your financial adviser should consider in determining which class may be appropriate for you.


       o How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How to Sell Shares" starting on page __. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" starting on page __.

       o How Has The Fund Performed? The Fund measures its performance by quoting its yield and total returns, which measure historical performance. Those yields and returns can be compared to the yields and returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to both municipal bond market and non-securities market indices which we have done on pages __ and __. Please remember that past performance does not guarantee future results. See "Performance of the Fund."


Financial Highlights

     The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by Price Waterhouse LLP, the Fund's independent auditors accountants, whose report on the Fund's financial statements for the fiscal year ended December 31, 1996, is included in the Statement of Additional Information. On May 1, 1997, the Fund redesignated as "Class X shares" its Class B shares which had been outstanding prior to that date. Class B and Class C shares were not publicly offered during any of the periods shown. Accordingly, information on these classes of shares is not included for any of the years in the table below or in the Fund's other financial statements. Class A Year Ended December 31, 1997, is included in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS
                                        CLASS A
                                       -------------------------------------------------------------------------------------

                                        YEAR ENDED DECEMBER 31,
                                        1997        1996(2)         1995          1994       1993      1992(5)    1991(4)
============================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of
period                                $  3.26       $  3.28       $   3.15       $  3.33    $  3.18    $  3.07     $  3.00
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                     .17           .17            .18           .16        .17        .18         .05
Net realized and unrealized
gain (loss)                               .08          (.02)           .13          (.18)       .15        .11         .07
                                      --------      --------      --------       -------    -------    -------     -------
Total income (loss) from
investment operations                     .25           .15            .31          (.02)       .32        .29         .12
----------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net
investment income                        (.17)         (.17)          (.18)         (.16)       (.17)     (.18)       (.05)
                                      --------      --------      --------       -------    --------   --------    --------
Total dividends and
distributions to shareholders            (.17)         (.17)          (.18)         (.16)       (.17)     (.18)       (.05)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period        $  3.34       $  3.26       $   3.28       $  3.15    $   3.33   $  3.18     $  3.07
                                      ========      ========      ========       =======    ========   ========    ========

============================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(6)      8.01%         4.82%         10.01%        (0.50)%    10.16%      9.52%       4.05%

============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                        $771,828      $634,172      $567,537       $496,452   $457,860   $150,096    $ 18,659
----------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                        $677,376      $606,742      $520,990       $491,038   $309,676   $ 72,743    $  8,407
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    5.27%         5.37%          5.44%         5.12%      4.94%      5.33%       5.22%(7)
Expenses                                 0.83%(8)      0.89%(8)       0.90%(8)      0.89%      0.89%      0.83%       0.83%(7)
Expenses (excluding interest)(9)         0.81%(8)      0.83%(8)       0.84%(8)      0.84%      0.86%      0.78%       0.74%(7)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(10)             27.1%         24.4%          22.3%         34.6%      17.1%      59.9%        1.4%

1.   For the period from May 1, 1995  (inception  of  offering)  to December 31,
     1995.

2. On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

3.   For the period from May 1, 1997  (inception  of  offering)  to December 31,
     1997.

4. The Fund commenced operations on September 18, 1991.

5. Net of fees and expenses waived or reimbursed by Fielding Management Company, Inc. (the former manager) and Rochester Fund Services, Inc. (the former shareholder servicing agent), which amounted to $.01 per share. Without reimbursement, the ratios would have been 5.02%, 1.14% and 1.09%, respectively.

6. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


CLASS B         CLASS C          CLASS X
------------    ------------     ---------------------------------------
PERIOD ENDED    PERIOD ENDED
DECEMBER 31,    DECEMBER 31,     YEAR ENDED DECEMBER 31,
1997(3)         1997(3)          1997           1996(2)        1995(1)
========================================================================


$ 3.25         $ 3.25            $ 3.27         $ 3.28         $ 3.21
------------------------------------------------------------------------


   .10            .10               .16            .16            .11

   .09            .08               .08           (.01)           .07
-------        -------           -------        -------        -------

   .19            .18               .24            .15            .18
------------------------------------------------------------------------



  (.10)          (.10)             (.16)          (.16)          (.11)
-------        -------           -------        -------        -------

  (.10)          (.10)             (.16)          (.16)          (.11)
------------------------------------------------------------------------
$ 3.34         $ 3.33            $ 3.35         $ 3.27         $ 3.28
=======        =======           =======        =======        =======

========================================================================
  5.89%          5.58%             7.44%          4.59%          5.65%

========================================================================


$21,500        $26,862           $52,510        $40,828        $16,415
------------------------------------------------------------------------

$ 9,873        $12,705           $49,563        $28,971        $ 8,869
------------------------------------------------------------------------

  4.18%(7)       4.22%(7)          4.75%          4.85%          5.21%(7)
  1.56%(7)(8)    1.54%(7)(8)       1.35%(8)       1.38%(8)       0.90%(7)(8)
  1.55%(7)(8)    1.52%(7)(8)       1.33%(8)       1.32%(8)       0.85%(7)(8)
------------------------------------------------------------------------
  27.1%         27.1%             27.1%          24.4%          22.3%

7.   Annualized.

8. The expense ratios reflect the effect of gross expenses paid indirectly by the Fund.

9.   During  the  periods  shown  above,   the  Fund's   interest   expense  was
     substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

10. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $436,262,952 and $207,375,622, respectively.


INFORMATION ON BANK LOANS


                               YEAR ENDED DECEMBER 31,
                               1997       1996       1995       1994       1993       1992       1991(1)
==========================================================================================================
Amount of debt outstanding
at end of period (in
thousands)                     $     --   $  9,000   $  4,660   $  7,797   $    934   $     --   $     --
----------------------------------------------------------------------------------------------------------
Average amount of debt
outstanding throughout
each period (in thousands)     $  2,647   $  6,352   $  4,345   $  3,070   $  1,383   $    661   $     94
----------------------------------------------------------------------------------------------------------
Average number of shares
outstanding throughout
each period (in thousands)      226,163    195,866    163,398    151,481     93,580     23,330      2,461
----------------------------------------------------------------------------------------------------------
Average amount of debt per
share outstanding
throughout each period         $    .01   $    .03   $    .03   $    .02   $    .01   $    .03   $    .04
----------------------------------------------------------------------------------------------------------

1. The Fund commenced operations on September 18, 1991.

Investment Objective and Policies

Objective. The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. No assurances can be made, however, that the Fund will achieve its investment objective.

      The Fund seeks to achieve its objective by investing primarily in a portfolio of investment grade obligations with a dollar weighted average effective maturity of five years or less. These obligations are issued by or on behalf of New York State, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers (such as issuers located in Puerto Rico, the Virgin Islands, and Guam), which pay interest that is, in the opinion of the bond counsel to the issuer, exempt from Federal income tax and New York State and New York City personal income taxes (Municipal Obligations). As a fundamental policy, at least 95% of the Fund's net assets will be invested in Municipal Obligations except when the Manager believes that market conditions would cause serious erosion of portfolio value, in which case assets may be invested temporarily in short-term taxable investments as a defensive measure to preserve net asset value.

Can the Fund's Investment Objective and Policies Change? Except as otherwise noted, the Fund's investment objective and policies described herein are not designated fundamental policies and may be changed without the vote of shareholders. As a matter of policy, however, the Fund will not change its objective without the approval of the majority of the Board of Trustees. See the Statement of Additional Information for a more detailed discussion of the Fund's fundamental policies.

Investment Policies and Strategies

      o Municipal Obligations. The Fund may invest in a variety of Municipal Obligations including municipal notes, municipal bonds and municipal leases. The prices of such fixed income securities fluctuate inversely to the direction of interest rates. Municipal notes are generally used to provide for short-term capital needs and generally have a maturity of one year or less. The municipal notes in which the Fund may invest include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper (also known as municipal paper). Municipal bonds, which meet longer term capital needs, generally have maturities of more than one year. The two principal classifications of municipal bonds in which the Fund may invest are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facility or, in some cases, from the proceeds of a special excise or specific revenue source. Industrial development bonds ("IDBs") are a specific type of revenue bond backed by the credit and security of a private user. The Fund will purchase IDBs only to the extent that they pay interest which continues to be tax-exempt under the Internal Revenue Code of 1986, as amended (the "Code") (although the interest may constitute a preference item for purposes of the Federal alternative minimum tax). See "Dividends, Capital Gains and Taxes." Investments in tax-exempt lease obligations, which are commonly referred to as "municipal leases," involve additional risk factors which are not associated with investments in other tax-exempt obligations such as general obligation bonds or revenue bonds. See "Investments in Illiquid Securities." The Statement of Additional Information describes the Municipal Obligations in which the Fund may invest in greater detail.

      o Credit Quality. The Fund invests at least 95% of its assets which are invested in Municipal Obligations in investment grade Municipal Obligations defined as follows: (1) obligations which are backed by the full faith and credit of the U.S. government; (2) short-term tax exempt notes which are rated investment grade by a nationally recognized statistical rating organization ("NRSRO"); (3) municipal bonds which are rated investment grade by an NRSRO; (4) tax-exempt commercial paper which is rated investment grade by an NRSRO; (5) Municipal Obligations which, although unrated, are issued by an entity which has obligations outstanding that meet one of the foregoing rating requirements; (6) Municipal Obligations which are backed by a letter of credit or guarantee of a bank or other institution which has outstanding securities that meet one of the foregoing rating requirements; or (7) Municipal Obligations which, although unrated, are determined by the Manager to be of comparable investment quality to rated securities meeting the foregoing rating criteria.


      The remaining 5% of the Fund's assets, which are invested in Municipal Obligations, may be invested in tax-exempt obligations which are rated below investment grade or are unrated and of comparable quality to such lower-rated securities. As a general matter, unrated bonds are backed by mortgage liens or equipment liens on the underlying property. In no case will the Fund purchase a security with a rating of below Ba by Moody's Investors Service, Inc. ("Moody's"), BB by Standard & Poor's Corporation ("S&P" or "Standard & Poor's") or BB by Fitch Investors Service, Inc. ("Fitch") at the time of purchase or an unrated security which, in the opinion of the Manager, is of comparable quality to rated securities below such ratings. For a description of such ratings, see Appendix C to the Statement of Additional Information.

      o  Variable  Rate  Obligations.  The  Fund may  invest  in  variable  rate obligations. Variable rate obligations have a yield which is adjusted periodically based upon changes in the level of prevailing interest rates. Variable rate obligations have an interest rate fixed to a specified lending rate, such as the prime rate, and are automatically adjusted when the specified rate changes. Variable rate obligations lessen the capital fluctuations usually inherent in fixed income investments, which diminishes the risk of capital depreciation of portfolio investments and the Fund's shares. This also means that should interest rates decline, the yield of the Fund will decline and the Fund and its shareholders will forego the opportunity for capital appreciation of its portfolio investments and of their shares. Variable rate obligations with demand periods greater than seven days may be determined to be liquid by the Fund's Board of Trustees. Variable rate instruments in which the Fund may invest include participation interests purchased from banks in variable rate tax-exempt Municipal Obligations (and such investment may be concentrated in IDBs owned by banks). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. The Fund will only invest in such participation interests to the extent that an opinion of issuer's counsel supports the characterization of interest on such securities as tax-exempt.


      o When-Issued and Delayed Delivery Transactions. The Fund may also purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. These transactions are subject to market fluctuation and the value of a security at delivery may be more or less than the purchase price. When the Fund is the buyer in such a transaction, however, it will identify with its custodian, certain assets, which may consist of liquid assets of any type, including debt securities of any grade, having an aggregate value equal to the amount of such purchase commitments until payment is made. In addition, the Fund will mark the "when-issued" security to market each day for purposes of portfolio valuation. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with its investment objective and policies and not for the purpose of investment leverage. Securities purchased on a "when-issued" and "delayed delivery" basis may not constitute more than 10% of the Fund's net assets.

      o   Maturity   Guidelines.   The  Fund   intends   to  invest
primarily   in  a   portfolio   of   investment   grade   Municipal
Obligations with a
dollar weighted average effective maturity of five years or less.
In maintaining this average, the Fund may purchase individual bonds with effective maturities of more or less than five years.

      The effective maturity of bonds in the portfolio may lengthen if market interest rates increase or shorten if market interest rates decrease. Increasing market interest rates can cause the average effective maturity of the portfolio to lengthen beyond five years, absent any portfolio transactions. At any time that the average effective maturity of the portfolio exceeds five years, the Fund will not purchase bonds with effective maturities exceeding five years. The Fund may also take prudent steps to reduce the average effective maturity of the portfolio to five years or less, including selling bonds with effective maturities exceeding five years and purchasing bonds with effective maturities of less than five years.

      A bond's effective maturity may be shorter than its stated maturity as a result of differences between its coupon or accretion rate and current market interest rates, callability and call price, scheduled sinking fund payments and anticipated prepayments, as well as other factors. In computing the Fund's average maturity, the Fund intends to use effective maturity dates to the extent that a particular bond is evaluated for pricing and trading purposes in the marketplace to a date which is shorter than the bond's stated maturity. This date may represent a mandatory put, prerefunded call date, optional call date, or the average life to which the bond is priced. Bonds with a variable coupon rate or anticipated principal prepayments may be assigned an effective maturity which is shorter than a stated call date, put date, or average life to properly reflect the reduced price volatility of such bonds.

      Bonds which are evaluated for pricing and trading purposes to a maturity date which is shorter than the stated maturity date possess price volatility characteristics which make them substantially similar to bonds with stated maturity dates identical to the effective maturity date.

      o Temporary Investments. From time to time when, due to adverse factors, market conditions could cause serious erosion of portfolio value, the Fund may invest up to 20% of its total assets in taxable short-term investments as a defensive measure to preserve net asset value. Distributions by the Fund of interest earned from such taxable investments will be taxable to investors as ordinary income unless such investors are otherwise exempt from taxation. The Fund may invest on a temporary basis up to 5% of its total assets in other investment companies which have a similar objective of obtaining income exempt from Federal income tax and New York State and New York City personal income taxes. Such investing involves duplication of expenses similar to the Fund's by the other investment companies involved.

      o Industrial Revenue Bonds. The Fund may also invest more than 25% of its assets in industrial revenue bonds, and may invest more than 25% of its assets in Municipal Obligations backed by letters of credit or guarantees issued by banks or other financial institutions. See "Concentration in New York Municipal Securities."

      o Zero Coupon Securities. The Fund may invest without limitation as to amount in zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount of par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Original issue discount earned on zero coupon securities is included in the Fund's tax-free income. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality.


      o Investments in Illiquid Securities. The Fund may purchase securities in private placements or in other transactions, the disposition of which would be subject to legal restrictions, or securities for which there is no regular trading market (collectively, "Illiquid Securities"). No more than an aggregate of 15% of the value of the Fund's net assets at the time of acquisition may be invested in Illiquid Securities. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Illiquid securities include repurchase agreements maturing in more than seven days, or certain participation interests other than those with puts exercisable within seven days.


      Such investments may include municipal lease obligations or installment purchase contract obligations (herein collectively called "municipal leases") of municipal authorities or entities. Municipal leases generally involve a lease-purchase agreement which is, technically, not a lease, but rather an installment purchase. The Fund may invest up to 15% of the value of its net assets in such municipal leases. Investments in tax-exempt municipal leases which have received an investment grade rating from an NRSRO and which have been determined to be liquid by the Manager are excluded from the 15% limitation on investments in municipal leases and the overall 15% limitation on investments in Illiquid Securities.

      The Board of Trustees has adopted guidelines to be utilized by the Manager in making determinations concerning the liquidity and valuation of a municipal lease obligation. See the Statement of Additional Information for a description of the guidelines which will be utilized by the Manager in making such determinations. Under circumstances where the Fund proposes to purchase unrated municipal lease obligations, the Fund's Board of Trustees will be responsible for determining the credit quality of such obligations and will be responsible for assessing on an ongoing basis the likelihood as to whether the lease will be canceled.

      o Borrowing for Leverage. As a fundamental policy, the Fund may borrow money, but only from banks, in amounts up to 10% of its total assets to purchase additional securities. Borrowing for investment purposes increases both investment opportunity and investment risk. Leveraging, or the purchase of securities with borrowed funds, may exaggerate any increase or decrease in the market value of the Fund's portfolio securities. In addition, because interest on money borrowed is an expense that the Fund would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions. The Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act of 1940, as amended, (the "Investment Company Act").


      o Other Investment Techniques and Strategies. The Fund may also use additional investment techniques and strategies. Descriptions of these techniques and strategies are in the Fund's Statement of Additional Information, including limitations on their use that are designed to reduce some of the risks. The Fund may also invest in municipal obligations on which the interest rates typically decline as market rates increase and increase as market rates decline (commonly referred to as "inverse floaters").


      Unless the Prospectus states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Other investment restrictions are listed in "Other Investment Restrictions" in the Statement of Additional Information.

Investment Risks

      All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks, and the special risks of certain types of investments that the Fund may hold are described below. They affect the value of the Fund's investments, its investment performance, and the prices of its shares. These risks collectively form the risk profile of the Fund.

      While the Manager tries to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques, changes in overall market prices can occur at any time, and because the income earned on securities is subject to change, there is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them.

      o Concentration in New York Municipal Obligations. Because the Fund, as a fundamental policy, will invest at least 95% of its net assets in obligations of New York State, its municipalities, agencies and instrumentalities, it is more susceptible to factors affecting the State of New York than is a comparable bond fund whose investments are not concentrated in the obligations of issuers located in a single state. Investors should consider these matters and the financial difficulties experienced in past years by New York State and certain of its agencies and subdivisions (particularly New York City), as well as economic trends in New York, summarized in the Statement of Additional Information under "Investment Considerations/Risk Factors: Special Investment Considerations - New York Municipal Securities." In addition, the Fund's portfolio securities are affected by general changes in interest rates, which result in changes in the value of portfolio securities held by the Fund, which can be expected to vary inversely to changes in prevailing interest rates.

      o Credit Quality. In general, the assets of the Fund will be invested so that at least 95% of the Fund's net assets will consist of tax-exempt securities. Shareholders will not be subject to regular Federal income tax or New York State and New York City personal income taxes on distributions of tax-exempt income derived from such securities. The interest on certain private activity bonds, (including those for housing and student loans) issued after August 15, 1986, while still tax-exempt for regular tax purposes, may constitute a preference item for taxpayers in determining their alternative minimum tax liability under the Code, and, as such, may be subject to the alternative minimum tax. The Code also imposes certain limitations and restrictions on the use of tax-exempt bond financing for non-essential private activity bonds. The Fund intends to purchase private activity bonds only to the extent that the interest paid by such bonds is tax-exempt for regular tax purposes pursuant to the Code.

      At least 95% of the Fund's assets invested in Municipal Obligations will be of investment grade quality as defined herein. Such Municipal Obligations may include those rated in the lowest categories of investment grade ratings (e.g., those rated "BBB" by Standard & Poor's or "Baa" by Moody's). Municipal Obligations in such categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for Municipal Obligations in the higher rated categories. Because 5% of the Fund's assets which are invested in tax-exempt securities may be invested in securities which are rated below the lowest investment grade categories or in securities which are unrated but comparable quality, the Fund is dependent on the Manager's judgment, analysis and experience in evaluating the quality of such obligations. In evaluating the credit quality of a particular issue, whether rated or unrated, the Manager will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of the funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Manager will attempt to reduce the risks inherent in investments in such obligations through active portfolio management, structuring the portfolio to include a broad spectrum of municipal securities, credit analysis and attention to current developments and trends in the economy and the financial markets.

      o Interest Rate Risk. The values of Municipal Securities will vary as a result of changes in interest rates. Should interest rates rise, the values of outstanding Municipal Securities will probably decline and (if purchased at principal amount) would sell at a discount. If interest rates fall, the values of outstanding Municipal Securities will probably increase and (if purchased at principal amount) would sell at a premium. Changes in the values of the Fund's Municipal Securities from these or other factors will not affect interest income derived from these securities but will affect the Fund's net asset value per share.

      o Borrowing for Leverage. Borrowing for investment purposes increases both investment opportunity and investment risk. Leveraging, or the purchase of municipal securities with borrowed funds, may exaggerate any increase or decrease in the market value of the Fund's portfolio securities. The Fund might be required to sell securities at a time when it would be disadvantageous to do so in order to reduce its borrowings. In addition, because interest on money borrowed is an expense that the Fund would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

      o Liquidity and Valuation. Unrated securities (including those that the Manager believes are of equivalent quality to rated investment grade securities), lower rated securities and securities of municipal issuers in which the Fund has a substantial ownership interest are subject to greater liquidity and valuation risks. Reduced liquidity may have an adverse impact on the market price and the Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a particular economic event, such as the deterioration in the credit worthiness of the issuer. Reduced liquidity for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Current values for these securities are obtained from pricing services and pricing grids which factor in coupons, maturities, credit quality, liquidity and other factors. When there are no readily available market quotations, such values are determined in good faith in accordance with procedures established by the Board of Trustees and may be based upon factors other than actual sales.

      o Non-Diversification. The Fund expects that it normally will invest in a substantial number of issuers; however, as a non-diversified investment company, the Fund may invest a greater portion of its assets in the securities of a limited number of issuers than a diversified fund. The Fund's ability to invest a greater proportion of its assets in the securities of a smaller number of issuers may enhance the Fund's ability to achieve capital appreciation, but may also make the Fund more susceptible to any single economic, political or regulatory occurrence. However, as of the last day of each fiscal quarter, the Fund generally will be required to meet certain tax-related diversification requirements, which would restrict, to some degree, the amount of the securities of any one issuer that the Fund could hold.

      o Municipal Leases.  Investment in tax-exempt lease  obligations  presents certain special risks which are not associated with investments in other tax-exempt obligations such as general obligation bonds or revenue bonds. Although municipal leases do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a municipal lease may be backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease. Most municipal leases, however, contain "non-appropriation " clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" municipal leases are generally secured by the leased property, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. In addition to the risk of "non-appropriation," municipal lease obligations may be subject to an "abatement" risk. The leases underlying certain municipal lease obligations may provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement" risk may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

How The Fund Is Managed

Organization and History. Rochester Portfolio Series was organized in 1991 as a Massachusetts business trust consisting of one portfolio. The Fund is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest.

      The Fund is governed by a Board of Trustees which is responsible under Massachusetts law for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information lists the Trustees and provides more information about them and the officers of the Fund. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other actions described in the Fund's Declaration of Trust.

      The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has four classes of shares, Class A, Class B, Class C and Class X. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different from those other classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable.


The Manager and its Affiliates. The Fund is managed by the Manager, OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has operated as an investment adviser since 1959. The Manager (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than $85 billion as of March 31, 1998, and with more than 4 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

      The management services provided to the Fund by the Manager, and the services provided by the Distributor and the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on handling securities trades, pricing and account services. The Manager, the Distributor and Transfer Agent have been actively working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success.


      o Portfolio  Manager.  The  Portfolio  Manager of the Fund is
Ronald H.   Fielding.   He  has   been   the   person   principally
responsible
for the day-to-day management of the Fund's portfolio since the Fund's inception in 1991. Mr. Fielding is Vice President of the Fund and has also served as an officer and director of the Fund's previous investment advisers and their affiliates.


      o Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager an annual fee, payable monthly, of 0.50% of its average daily net assets of the first $100 million, 0.45% of its average daily net assets on the next $150 million, 0.40% of its average daily net assets on the next $1,750 million, and 0.39% of its average daily net assets over $2 billion. The Fund's management fee for its last fiscal year ended December 31, 1997 was 0.42% of average daily net assets for Class A, Class B, Class C and Class X shares.

      The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of the Fund's shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.


      The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in securities of the Fund. Municipal Obligations and other securities in which the Fund invests are traded primarily in the over-the-counter market. Where possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best net results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread), and the firm's general execution capabilities. Where more than one dealer is able to provide the most competitive price and the execution capabilities of the dealers are comparable, the sale of shares of the Fund may be taken into consideration as a factor in the selection of dealers to execute portfolio transactions for the Fund. The portfolio securities of the Fund generally are traded on a net basis and normally do not involve the payment of brokerage commissions. The cost of securities transactions of the Fund primarily consists of paying dealer or underwriter spreads.


      There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. Because the Fund purchases most of its portfolio securities directly from the sellers and not through brokers, it therefore incurs relatively little expense for brokerage. From time to time, however, it may use brokers when buying portfolio securities. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment advisor.

      o The Distributor. The Fund's shares are sold through dealers, brokers and financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes the shares of other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

      o The Transfer Agent. The Fund's Transfer Agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as the shareholder servicing agent for other Oppenheimer funds. Shareholders should direct inquiries about their account to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover.


Performance of the Fund


Explanation of Performance Terminology. The Fund uses the terms "total return," "average annual total return," "standardized yield," "dividend yield" "yield" and "tax-equivalent yield" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different as a result of the different kinds of expenses each class bears. These returns and yields measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each share- holder's account (which will vary if dividends are received in cash, or shares are sold or purchased). The Fund's performance may help you see how well your Fund has done over time and to compare it to other funds or market indices.

      It is important to understand that the Fund's total returns and yields represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns and yields are calculated is contained in the Statement of Additional Information, which also contains information about indices and other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.


      o Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

      When total returns are quoted for Class A shares, normally they include the payment of the current maximum initial sales charge. Total returns may also be quoted "at net asset value," without including the sales charge, and those returns would be reduced if sales charges were deducted. When total returns are shown for Class B, Class C or Class X shares, they reflect the effect of the contingent deferred sales charge that applies to the period for which total return is shown. They may also be shown based on the change in net asset value, without including the effect of the contingent deferred sales charge, and those returns would be reduced if sales charges were deducted.


      o Yield. Different types of yields may be quoted to show performance. Each class of shares calculates its standardized yield by dividing the annualized net investment income per share from the portfolio during a 30-day period by the maximum offering price on the last day of the period. Tax-equivalent yield is the equivalent yield that would be earned in the absence of taxes. It is calculated by dividing that portion of the yield that is tax-exempt by a factor equal to one minus the applicable tax rate. The yield of each class will differ because of the different expenses of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a class paid for a stated period by the maximum offering price on the last day of the period and annualizing the result. Yields for Class A shares normally reflect the deduction of the maximum initial sales charge, but may also be shown without deducting sales charge. Yields for Class B, Class C or Class X shares do not reflect the deduction of the contingent deferred sales charge.




How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its fiscal year ended December 31, 1997, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index, an index which more closely reflects the types of securities in which the Fund invests and the Consumer Price Index ("CPI").

      o Management's Discussion of Performance. During the Fund's fiscal year ended December 31, 1997, the municipal bond market was characterized by a general increase in interest rates through April and a general decline in rates during the rest of the year, resulting in a decline in long-term yields and a narrowing of credit quality yield spreads. The narrowing spreads were due to a stronger economy which boosted the financial conditions of many lower investment grade rated issuers, and a decrease in the supply of lower investment grade rated issuers due to increased bond insurance and credit upgrades.




The lower yield environment enabled many issuers to reduce their borrowing cost by selling new issues and using the proceeds to advance refund older, higher coupon issues. The Fund benefited from Fund's this as certain of its BBB-rated and A-rated premium coupon holdings were pre-refunded, resulting in an upgrade in credit quality and an increase in market value. The Fund also benefited from the overall improvement of credit quality in New York State. In addition, many New York State appropriation-backed issuers were upgraded. The Fund's portfolio holdings, allocation and strategies are subject to change.

      o Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held from inception of the class until December 31, 1997. Performance is measured in each instance since inception of each class (September 18, 1991 for Class A shares, May 1, 1997 for Class B and Class C shares and May 1, 1995 for Class X shares).

      The performance of the Fund is compared to the performance of the Lehman Brothers Municipal Bond Index, the Merrill Lynch Municipal Index (3-7 years) and the Consumer Price Index ("CPI"). The Lehman Brothers Municipal Bond Index is an unmanaged index of a broad range of investment grade municipal bonds which is widely regarded as a measure of the performance of the general municipal bond market. The Merrill Lynch Municipal Index (3-7 years) is a subset of the Merrill Lynch Municipal Master Index and consists of municipal bonds having remaining maturities of between three and seven years. Therefore, it includes municipal bonds having maturities that more closely resemble those of the municipal bonds in which the Fund invests. While a comparison to the performance of the general municipal bond market is of interest, the Fund's investments are focused primarily on bonds having shorter maturities to reduce the effect of interest rate volatility. The CPI provides a measure of change in the inflation rate. The performance represented by each of these indices differs from the performance of the Fund in several important respects. While both the Lehman Brothers Municipal Bond Index and the Merrill Lynch Municipal Index (3-7 years) reflect the performance of municipal securities, each of those indices includes municipal bonds that pay interest subject to New York State and New York City personal income taxes. Therefore, many of the municipal securities in each of the indices would not be purchased by the Fund, which seeks to invest in municipal bonds that pay interest free from Federal income tax and New York State and New York City personal income taxes.

      Index performance reflects the reinvestment of income but does not consider the effect of capital gains or transaction costs and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of the Fund's business and operating expenses.


Class A Shares
Comparison   of   Change   in   Value   of   $10,000   Hypothetical
Investments in:
Limited Term New York Municipal Fund (Class A), Merrill Lynch Municipal Index (3-7 years), Lehman Brothers Municipal Bond Index and the Consumer Price Index.

[graph]

Average  Annual  Total  Returns  of Class A  shares  of the Fund at

 12/31/97(1)

1 Year                    5 Year                    Life of Class
-------------------------------------------------------------------

                  4.23%   5.67%                     6.71%

 Class B Shares
Comparison   of   Change   in   Value   of   $10,000   Hypothetical
Investments
in:
Limited Term New York Municipal Fund (Class B), Merrill Lynch Municipal Index (3-7 years), Lehman Brothers Municipal Bond Index and the Consumer Price Index.

[graph]

Average Annual Total Returns of Class B shares of the Fund at
12/31/97(2)
Life of Class
-----------------------------------------------------------------
1.89%

Class C Shares
Comparison   of   Change   in   Value   of   $10,000   Hypothetical
Investments
in:
Limited Term New York Municipal Fund (Class C), Merrill Lynch Municipal Index (3-7 years), Lehman Brothers Municipal Bond Index and the Consumer Price Index.

[graph]

Average Annual Total Returns of Class C shares of the Fund at
12/31/97(3)
Life of Class
-----------------------------------------------------------------
4.58%

Class X Shares (formerly Class B Shares)

Comparison   of   Change   in   Value   of   $10,000   Hypothetical
Investments
in:
Limited Term New York Municipal Fund (Class X), Merrill Lynch Municipal Index (3-7 years), Lehman Brothers Municipal Bond Index and the Consumer Price Index.

[graph]

Average Annual Total Returns of Class X shares of the Fund at

 12/31/97(4)

1 Year                    Life of Class
-------------------------------------------------------------------

            4.94%         6.11%


      Total returns and the ending account values in the graphs show changes in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the Merrill Lynch Municipal Index (3-7 years), the Lehman Brothers Municipal Bond Index and the Consumer Price Index begins on September 30, 1991 in the graph relating to Class A performance, on April 30, 1997 in the graphs relating to Class B and Class C and on April 30, 1995 in the graph relating to Class X performance.

     (1) The inception date of the Fund (Class A shares) was 9/18/91. Class A returns are shown net of the applicable 3.50% maximum initial sales charge. Prior to May 1, 1997, the maximum initial sales charge on Class A shares was 2.00%. (2) Class B shares of the Fund were first publicly offered 5/1/97. Class B return is shown net of the applicable 4% contingent deferred sales charges for the life-of-the-class. The ending account value in the graph is net of the applicable 4% sales charge. (3) Class C shares of the Fund were first publicly offered on 5/1/97. The Class C life-of-class return is shown net of the applicable 1.0% contingent deferred sales charge. (4) Class X shares (which were designated as Class B shares prior to May 1, 1997)of the Fund were first publicly offered on 5/1/95. Returns are shown net of the applicable 2.50% and 1.50% contingent deferred sales charge for the one-year period and for the life-of-class, respectively. The ending account value in the graph is net of the applicable 1.50% contingent deferred sales charge.


Past performance is not predictive of future performance.

Graphs are not drawn to same scale.


ABOUT YOUR ACCOUNT

How To Buy Shares

Classes of Shares. The Fund offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

      o Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments up to $1 million. If you purchase Class A shares as part of an investment of at least $1 million in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 12 months of buying them (18 months if the shares were purchased prior to May 1, 1997), you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares" below.

      o Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within five years of buying them, you will normally pay a contingent deferred sales charge. That sales charge varies depending on how long you owned your shares as described in "Buying Class B Shares" below.

      o Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "Buying Class C Shares," below.


      o Class X Shares. If you bought Class X shares, you paid no sales charge at the time of purchase, but if you sell your shares within four years of buying them, you will normally pay a contingent deferred sales charge that varies depending on how long you own your shares. Class X shares of the Fund are no longer offered after January 5, 1998.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.


      The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount invested and the intended length of investment. Investors making large investments, thus qualifying for a reduced sales charge, might consider Class A shares. Investors who prefer that 100% of their purchase be invested immediately, or who want to spread the sales charge payment over time, might consider Class B shares. Orders for Class B shares for $500,000 or more will be declined because the investor would not realize the economies of scale available to them through a similar investment in Class A shares. For more information about these sales arrangements, contact your investment dealer or the Transfer Agent.


      In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class and considered the effect of the annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class of shares you invest in.

      The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares, and not a combination of shares of different classes.

      o How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or Class C shares for which no initial sales charge is paid.

      o Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000) because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A shares might be more advantageous than Class C shares (as well as Class B shares) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C shares (and Class B shares). If investing $500,000 or more, Class A shares may be more advantageous as your investment horizon approaches 3 years or more.

      And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

      o Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

      Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore you should analyze your options carefully.

      o Are There Differences in Account Features that Matter to You? Because some account features may not be available to Class B, Class C or Class X shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares is better for you. For example, share certificates are not available for Class B or Class C shares (Class X shares are no longer offered after January 5, 1998) and, if you are considering using your shares as collateral for a loan, that may be a factor to consider. Additionally, the dividends payable to Class B, Class C or Class X shareholders will be reduced by the additional expenses borne by those classes, such as the asset-based sales charges described below and in the Statement of Additional Information. The exchange privileges available to Class X shareholders are limited. See "How to Exchange Shares". Class X shares are no longer offered after January 5, 1998.

      o How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class of shares than for selling another class. It is important that investors understand that the purpose of the Class B, Class C and Class X contingent deferred sales charges and asset-based sales charges is the same as the purpose of the front-end sales charge on sales of Class A shares, that is, to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares. The Distributor may pay additional periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer of financial institution for its own account or for its customers. How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

      o With Asset Builder Plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.


      o There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.


      o How Are Shares Purchased? You can buy shares several ways--through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase and redemption orders. When you buy shares, be sure to specify Class A, Class B or Class C . If you do not choose, your investment will be made in Class A shares.


      o Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.


      o Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, it is recommended that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

      o Payment by Federal Funds Wire. Shares may be purchased by Federal Funds wire. The minimum investment is $2,500. You must first call the Distributor's Wire Department at 1-800-525-7041 to notify the Distributor of the wire, and receive further instructions.

      o Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member to transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions .

      Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

      o Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Statement of Additional Information.


      o At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado, or the order is received and transmitted to the Distributor by an entity authorized by the Fund to accept purchase or redemption orders. The Fund has authorized the Distributor, certain broker-dealers and agents or intermediaries designated by the Distributor or those broker-dealers to accept orders. In most cases, to enable you to receive that day's offering price, the Distributor or an authorized entity must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

      If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange, on a regular business day and normally your order must be transmitted to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M., New York time. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.



Special Sales Charge and Purchase Arrangements for Certain Persons. Appendix A to this Prospectus sets forth special sales charge rates that apply to additional purchases of Class A shares of the Fund by a person who held Class A shares before the effective date of this Prospectus. In addition, Appendix A to this Prospectus also describes the circumstances under which additional purchases of Class X shares of the Fund (formerly Class B shares) may be purchased by a person who held shares of that class before the effective date of this Prospectus. Appendix B to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the former Quest for Value Funds (as defined in that Appendix).


Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as a commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:


                          Front-End       Front-End
                          Sales Charge    Sales Charge
Commission
                          as a % of       as a % of      as a % of
                          Offering        Amount         Offering
Amount of Purchase        Price           Invested       Price
-------------------------------------------------------------------
Less than $100,000        3.50%           3.63%          3.00%
-------------------------------------------------------------------
$100,000 or more but
less than $250,000        3.00%           3.09%          2.50%
------------------------------------------------------------------
$250,000 or more but
less than $500,000        2.50%           2.56%          2.00%
-------------------------------------------------------------------
$500,000 or more but
less than $1,000,000      2.00%           2.04%          1.50%


The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

      o Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more. The Distributor pays dealers of record commissions on those non- retirement plan purchases in an amount equal to the sum of 1.0% . That commission will be paid only on the amount of those purchases that were not previously subject to a front-end sales charge and dealer commission.

      If you redeem any of those shares purchased prior to May 1, 1997, within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. A Class A contingent deferred sales charge may be deducted from the redemption proceeds of any of those shares purchased on or after May 1, 1997 that are redeemed within 12 months of the end of the calendar month of their purchase. That sales charge may be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original offering price (which is the original net asset value) of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.


      In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

      No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 12 calendar months (18 months for shares purchased prior to May 1, 1997) of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.

      o Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:


      o Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

      Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to
reduce the sales charge rate that applies to current purchases of Class A shares. You can also include Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

      o Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A shares and/or Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

      o Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information. In order to receive a waiver of the Class A contingent deferred sales charge, you must notify the Transfer Agent which conditions apply.

      Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

      o the Manager or its affiliates;

      o present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates; and retirement plans established by them for their employees;

      o registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
      o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;
      o employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

      o dealers, brokers, banks or registered investment advisers advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker, bank or advisor on the purchase or sale of Fund shares);
      o (1) investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, (2) "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; and (3) clients of such investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares);

      o directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;

      o accounts for which Oppenheimer Capital is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts; or
      o any unit investment trust that has entered into an appropriate agreement with the Distributor.


      Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

      o shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

      o shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;
      o shares purchased and paid for with the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or

      o shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.

      Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
      o to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;
      o  involuntary  redemptions  of shares by operation of law or
involuntary   redemptions  of  small  accounts  (see   "Shareholder
Account
Rules and Policies," below);

      o if, at the time of purchase of shares (prior to May 1, 1997) the dealer agrees in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);
      o if, at the time of purchase of shares (if purchased during the period May 1, 1997 through December 31, 1997) the dealer agrees in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase).


Service Plan For Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself for its other expenditures under the Plan.

      Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the dealer or its customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.


Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 5 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.


      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 5 years, and (3) shares held the longest during the 5 year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges" below.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Years Since Beginning of       Contingent Deferred Sales Charge
Month in Which Purchase        on Redemptions in that Year
Order Was Accepted             (as % of Amount Subject to Charge)
-------------------------------------------------------------------
0 - 1                          4.00%
-------------------------------------------------------------------
1 - 2                          3.00%
-------------------------------------------------------------------
2 - 3                          2.00%
------------------------------------------------------------------
3 - 4                          2.00%
------------------------------------------------------------------
4 - 5                          1.00%
-------------------------------------------------------------------
5 and following                None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

      o Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A Shares, Class B Shares, Class C Shares and Class X Shares" in the Statement of Additional Information.


Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original purchase price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.


Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for distributing Class B and C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

      Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% of the net assets per year of the respective class.
      The Distributor uses the service fees to compensate dealers for providing personal and account maintenance services that hold Class B or Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.


      The asset-based sales charge allows investors to buy Class B or C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. Those payments are at a fixed rate that is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees and other costs of distributing and selling Class B and Class C shares.


      The Distributor currently pays sales commissions of 2.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is 3.00% of the purchase price. The Distributor retains the Class B asset-based sales charge. The Distributor may pay the Class B service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

      The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor shall pay the Class C service fee and asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

      The Distributor's actual expenses in selling Class B and C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plans for Class B and C shares. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge and/or service fee to the Distributor for distributing shares before the Plan was terminated. At December 31, 1997, the end of the Class B fiscal year, the Distributor had incurred unreimbursed expenses in connection with sales of Class B shares of $642,821 (equal to 2.99% of the Fund's net assets represented by Class B shares on that date). At December 31, 1997, the end of the Class C fiscal year, the Distributor had incurred unreimbursed expenses in connection with sales of Class C shares of $452,980 (equal to 1.69% of the Fund's net assets represented by Class C shares on that date).

      o Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information. In order to receive a waiver of the Class B and Class C contingent deferred sales charge, you must notify the Transfer Agent which conditions apply.

      Waivers for Redemptions of Shares in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases :


      o redemptions from accounts following the death or disability of the last surviving shareholder including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration); or
      o shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies" below.

      Waivers  for Shares  Sold or Issued in Certain  Transactions.
 The contingent deferred sales charge is also waived on Class B and
Class C shares sold or issued in the following cases: o shares sold to the Manager or its affiliates; o shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or
      o shares issued in plans of reorganization to which the Fund is a party.


Class X Shares. Class X shares of the Fund are no longer offered, effective January 5, 1998. Prior to May 1, 1997, Class X shares were designated as Class B shares.



      Class X shares were sold at net asset value per share without an initial sales charge. However, if Class X shares are redeemed within 4 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class X contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class X shares.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 4 years, and (3) shares held the longest during the 4 year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges" on page 38 of this Prospectus.


      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                               Contingent Deferred
Years Since Beginning          Sales Charge on
of Month in Which              Redemptions in that
Purchase Order                 Year (as of Amount
Was Accepted                   Subject to Charge)
-------------------------------------------------------------------
0-1                            2.50%
-----------------------------------------------------------------
1-2                            2.00%
------------------------------------------------------------------
2-3                            1.50%
------------------------------------------------------------------
3-4                            1.00%
-------------------------------------------------------------------
4 and following                None

      In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.


      o Automatic Conversion of Class X Shares. 72 months after you purchase Class X shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class X shareholders of the asset-based sales charge that applies to Class X shares under the Class X Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class X shares convert, any other Class X shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A Shares, Class B Shares, Class C Shares and Class X Shares" in the Statement of Additional Information. Class X shares of the Fund will no longer be offered after January 5, 1998.


Distribution and Service Plan for Class X Shares. The Fund has adopted a Distribution and Service Plan for Class X shares to compensate the Distributor for distributing Class X shares and servicing accounts. Under the Plan, the Fund currently pays the Distributor an annual "asset-based sales charge" of 0.50% per year on Class X shares that are outstanding for 6 years or less. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class X shares, determined as of the close of each regular business day. Although the terms of the Distribution and Service Plan permit the Fund to pay an "asset-based sales charge" of up to 0.75% per annum of the average daily net assets attributable to Class X shares, the Board of Trustees has approved payment of an "asset-based sales charge" of up to only 0.50% per annum of the average daily net assets attributable to Class X shares. The asset-based sales charge and service fee as currently in effect increase Class X expenses by 0.75% of average net assets per year.

      The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class X shares. Those payments, retained by the Distributor, are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class X shares. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing Class X shares before the Plan was terminated. The asset-based sales charge allows investors to buy Class X shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class X shares.

      The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class X shares.
Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class X shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 2.00% (including a prepaid service fee of 0.25%) of the purchase price to dealers from its own resources at the time of sale.


      The Distributor's actual expenses in selling Class X shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plans for Class X shares. At December 31, 1997, the end of the Class X Plan year, the Distributor had incurred unreimbursed expenses in connection with sales of Class X shares of $444,572 (equal to 0.85% of the Fund's net assets represented by Class X shares on that date). If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge and/or service fee to the Distributor for distributing shares before the Plan was terminated.



      Waivers  for  Redemptions  of Shares in  Certain  Cases.  The
Class X contingent deferred sales charge will be waived for redemptions of shares in the following cases:

      o Following the death or disability of the last surviving shareholder (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security
Administration);
      o shares sold to the Manager or its affiliates;
      o   shares   sold   to   registered   management   investment
companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
      o shares issued in plans of reorganization to which the Fund is a party; and
      o shares redeemed in involuntary redemptions as described below. Further details about this policy are contained in "Reduced Sales Charges" in the Statement of Additional Information.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please call the Transfer Agent for more information.

      AccountLink privileges should be requested on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

      o Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

      o PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.
      o Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

      o Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer fund account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below for details.

      o Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.


Shareholder Transactions by Fax. Requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OppenheimerFunds Internet Web Site. Information about the Fund, including your account balance, daily share prices, market and Fund portfolio information, may be obtained by visiting the OppenheimerFunds Internet Web Site, at the following Internet address: http://www.oppenheimerfunds.com. Additionally, certain account transactions may be requested by any shareholder listed in the registration on an account as well as by the dealer representative of record, through a special section of that Web Site. To access that section of the Web Site, you must first obtain a personal identification number ("PIN") by calling OppenheimerFunds PhoneLink at 1-800-533-3310. If you do not wish to have Internet account transactions capability for your account, please call our customer service representatives at 1-800-525-7048. To find out more information about Internet transactions and procedures, please visit the Web Site.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer fund account on a regular basis:


      o Automatic Withdrawal Plans. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Statement of Additional Information for more details.


      o Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each Oppenheimer fund account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A, Class B or Class X shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A, Class B or Class X shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.


How To Sell Shares


You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares, in writing, by using the Fund's checkwriting privilege or by telephone. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the Transfer Agent first, at 1-800-525-7048, for assistance.


      o Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):
      o You wish to redeem more than $50,000 worth of shares and receive a check
      o The redemption check is not payable to all shareholders listed on the account statement
      o The redemption check is not sent to the address of record on your account statement
      o Shares are being transferred to a Fund account with a different owner or name, or
      o Shares  are  redeemed  by  someone  other  than the  owners
(such as an Executor)

      o Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S.  correspondent  bank,  or by a  U.S.  registered  dealer  or broker
in  securities,  municipal  securities  or  government  securities, or by
a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Selling Shares By Mail. Write a "letter of instructions" that includes:
      o Your name
      o The Fund's name
      o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling o The signatures of all registered owners exactly as the account is registered, and
      o Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address           Send courier or Express Mail
for requests by mail:               requests to:
OppenheimerFunds Services           OppenheimerFunds Services
P.O. Box 5270                       10200   E.    Girard    Avenue,
Building D
Denver, Colorado 80217              Denver, Colorado 80231

Selling Shares By Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held under a share certificate by telephone.
      o To redeem  shares  through a service  representative,  call
1-800-852-8457
      o  To  redeem  shares   automatically   on  PhoneLink,   call
1-800-533-3310

      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

      o Telephone Redemptions Paid By Check. Up to $50,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days of changing the address on an account.


      o Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

      Shareholders may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account. The bank must be a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.


Checkwriting. To be able to write checks against your Fund account, you may request that privilege on your account Application or you can contact the Transfer Agent for signature cards, which must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund, simply call 1-800-525-7048 to request checkwriting for an account in this Fund with the same registration as the previous checkwriting account.

      o Checks can be written to the order of whomever you wish, but may not be cashed at the Fund's bank or custodian.
      o Checkwriting privileges are not available for accounts holding Class B shares, Class C shares, Class X or Class A shares that are subject to a contingent deferred sales charge.
      o Checks must be written for at least $100.
      o Checks cannot be paid if they are written for more than your account value. Remember: your shares fluctuate in value and you should not write a check close to the total account value.
      o You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.
      o Don't use your checks if you changed your Fund account number.


Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

Selling Shares by Wire. You may request that redemption proceeds of $2,500 or more be wired to a previously designated account at a commercial bank that is a member of the Federal Reserve wire system. The wire will normally be transmitted on the next bank business day after the redemption of shares. To place a wire redemption request, call the Transfer Agent at 1-800-525-7048.
There is a $10 fee for each wire.


How To Exchange Shares


Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

      o  Shares  of  the  fund   selected  for  exchange   must  be
available for sale in your state of residence
      o The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
      o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
      o You must meet the minimum purchase requirements for the fund you purchase by exchange
      o Before exchanging into a fund, you should obtain and read its prospectus


      Except with respect to the Class X shares of the Fund which may be exchanged only for Class B shares of other Oppenheimer funds, shares of a particular class may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered to be Class A shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How To Exchange Shares" in the Statement of Additional Information for more details.




      Exchanges may be requested in writing or by telephone:

      o Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell
Shares."

      o Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

      You  can  find  a  list  of   Oppenheimer   funds   currently
available
for  exchanges  in  the  Statement  of  Additional  Information  or

obtain
one by calling a service representative at 1-800-525-7048. That list can change from time to time.


      There are certain exchange policies you should be aware of:


      o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.

      o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.
      o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.
      o For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.
      o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.
      o The contingent deferred sales charges, if any, of the fund into which you are exchanging will apply at the time you redeem the shares acquired as a result of the exchange. The contingent deferred sales charges of this Fund will no longer apply once this Fund's shares are exchanged.


Shareholder Account Rules and Policies

      o Net asset value per share is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

      o The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

      o Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.


      o The  Transfer  Agent will  record  any  telephone  calls to verify  data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.


      o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.


      o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

      o The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B, Class C and Class X shares. Therefore, the redemption value of your shares may be more or less than their original cost.

      o Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 business days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire, certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.


      o Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

      o Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.


      o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a current and properly certified Social Security or Employer Identification Number when you sign your application, or if you underreport your income to the Internal Revenue Service .


      o The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B, Class C and Class X shares.

      o To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B, Class C and Class X shares from net investment income each regular business day and pays such dividends to shareholders monthly. Normally, dividends are paid monthly. It is expected that distributions paid with respect to Class A shares will generally be higher than for Class B, Class C and Class X shares because expenses allocable to Class B, Class C and Class X shares will generally be higher. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends. The amount of a class' dividends or distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio and expenses borne by that class.

Capital Gains. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short- or long-term capital gains in December. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year (which ends December 31st). Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. You have four options:


      o Reinvest all distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

      o Reinvest long-term capital gains only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.

      o Receive all distributions in cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank account on AccountLink.


      o Reinvest your distributions in another Oppenheimer fund account. You can reinvest all distributions in the same class of shares of another Oppenheimer fund account you have established.

Taxes. The Fund intends to qualify to pay dividends from net investment income from Municipal Obligations that will be excludable from your gross income for regular Federal income tax purposes, and from New York State and New York City personal income taxes as well. A portion of the dividends paid by the Fund may be subject to regular Federal, state and local income taxes and may be an item of tax preference if you are subject to the alternative minimum tax. Long-term capital gains distributions are taxable as long-term capital gains when distributed to shareholders, and distributions paid from short-term capital gains are Federally taxable as ordinary income and may be subject to state and/or local income taxes whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. So that the Fund will not have to pay taxes on amounts it distributes to shareholders as dividends and capital gains, the Fund intends to manage its investments so that it will qualify as a "regulated investment company" under the Internal Revenue Code, although it reserves the right not to qualify in a particular year.

      o "Buying a Dividend." If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.


      o Taxes on Transactions. Even though the Fund seeks tax-exempt income for distribution to shareholders, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell them. Any capital gain is subject to capital gains tax.

      o Returns of Capital. In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.


      New York State and City Taxes. To the extent that exempt- interest dividends are derived from interest on Municipal Obligations, such distributions will be exempt from New York State and City personal income taxes. However, an investment in the Fund may result in liability for state and/or local taxes for individual shareholders subject to taxation by states other than New York State or cities other than New York City because the exemption from New York State and New York City personal income taxes does not prevent such other jurisdictions from taxing individual shareholders on dividends received from the Fund. In addition, distributions derived from interest on tax exempt securities other than Municipal Obligations will be treated as taxable ordinary income for purposes of New York State and New York City personal income taxes. For New York State and New York City personal income tax purposes, distributions of net long-term capital gains will be taxable at the same rates as ordinary income.

      Exempt-interest dividends are included in a corporation's net investment income for purposes of calculating such corporation's New York State corporate franchise tax and New York City general corporation tax and will be subject to such taxes to the extent that a corporate shareholder's net investment income is allocated to New York State and/or New York City.

      All or a portion of interest on indebtedness incurred or continued to purchase or carry the Fund's shares generally will not be deductible for New York State and New York City personal income tax purposes.



      This information is only a summary of certain Federal income tax and New York State and New York City personal income tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

                     APPENDIX TO PROSPECTUS OF
               LIMITED TERM NEW YORK MUNICIPAL FUND

      Graphic material included in the Prospectus of Limited Term New York Municipal Fund(the "Fund"):

(a) "Class A Shares Comparison of Change in Value of a $10,000 Hypothetical Investment in: Limited Term New York Municipal Fund (Class A), Merrill Lynch Municipal Index (3-7 Years), Lehman Brothers Municipal Bond Index and Consumer Price Index"


(b) "Class B Shares Comparison of Change in Value of a $10,000 Hypothetical Investment in: Limited Term New York Municipal Fund (Class B), Merrill Lynch Municipal Index (3-7 Years), Lehman Brothers Municipal Bond Index and Consumer Price Index"

(c) "Class C Shares Comparison of Change in Value of a $10,000 Hypothetical Investment in: Limited Term New York Municipal Fund (Class C), Merrill Lynch Municipal Index (3-7 Years), Lehman Brothers Municipal Bond Index and Consumer Price Index"

(d) "Class X Shares Comparison of Change in Value of a $10,000 Hypothetical Investment in: Limited Term New York Municipal Fund (Class X), Merrill Lynch Municipal Index (3-7 Years), Lehman Brothers Municipal Bond Index and Consumer Price Index"

      Linear graphs will be included in the Prospectus of the Fund depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in Class A shares of the Fund from September 18, 1991 (date of inception of the class), in Class B and Class C shares from May 1, 1997 (date of inception of the class) and in Class X shares from May 1, 1995 (date of inception of the class) to fiscal year end December 31, 1997, comparing such values with the same investments over the same time periods with the Merrill Lynch Municipal Index (3-7 Years), Lehman Brothers Municipal Bond Index and Consumer Price Index. Set forth below are the relevant data points that will appear on the linear graphs. Additional information with respect to the foregoing, including a description of Merrill Lynch Municipal Index (3-7 Years), Lehman Brothers Municipal Bond Index and Consumer Price Index is set forth in the Prospectus under "Comparing the Fund's Performance to the Market."


           Limited Term   Consumer        Lehman Bro.    Merrill
Lynch      New York       Price           Municipal      Municipal
Index
           Municipal Fund Index           Bond Index     (3-7
years)

           Class A


 9/18/91    9,650         10,000          10,000         10,000
12/31/91



                                     10,0610,051         10,335
10,259
12/31/92   11,019         10,343          11,246         11,061
12/31/93   12,139         10,627          12,627         11,943
12/31/94   12,079         10,911          11,974         11,738
12/31/95   13,288         11,188          14,067         12,988
12/31/96   13,924         11,560          14,690         13,542
12/31/97   15,044         11,757          16,039         14,420

           Limited Term   Consumer        Lehman Bro.    Merrill
Lynch      New York       Price           Municipal      Municipal
Index
           Municipal Fund Index           Bond Index     (3-7
years)

           Class B

5/1/97     10,000         10,000          10,000         10,000
12/31/97   10,189         10,069          10,852         10,636

           Limited Term   Consumer        Lehman Bro.    Merrill
Lynch      New York       Price           Municipal      Municipal
Index
           Municipal Fund Index           Bond Index     (3-7
years)

           Class C

5/1/97     10,000         10,000          10,000         10,000
12/31/97   10,458         10,069          10,852         10,636


           Limited Term   Consumer        Lehman Bro.    Merrill
Lynch      New York       Price           Municipal      Municipal
Index
           Municipal Fund Index           Bond Index     (3-7
years)

           Class X


 5/01/95   10,000         10,000          10,000         10,000
12/31/95          10,557  10,105          10,958         10,630
12/31/96                               11,10,441         11,443
11,083
           12/31/97       11,714          10,619         12,494
11,802

                       APPENDIX A



  Special Sales Charge Arrangements for Shareholders of the Fund
     Who Were Shareholders of the Former Quest for Value Funds



      The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Growth & Income Fund, Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Small Cap Value Fund and Oppenheimer Quest Global Value Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax- Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or
(ii) purchased by such shareholder by exchange of shares of other Oppenheimer funds that were acquired pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.


Class A Sales Charges

      o Reduced Class A Initial Sales Charge Rates for Certain Former Quest Shareholders

      o Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

                          Front-End         Front-End
                          Sales             Sales             Commission
                          Charge            Charge            as
                          as a              as a              Percentage

Number of                 Percentage        Percentage        of
Eligible Employees        of Offering       of Amount         Offering
or Members Price          Invested          Price             Price

----------------------------------------------------------------------------
9 or fewer                2.50%             2.56%             2.00%
-----------------------------------------------------------------------------
At least 10 but not
 more than 49             2.00%             2.04%             1.60%


      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described 28 on page __ of this Prospectus.


      Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.


      o Waiver of Class A Sales Charges for Certain Shareholders. Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
      o Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
      o Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      o Waiver  of Class A  Contingent  Deferred  Sales  Charge  in
Certain  Transactions.   The  Class  A  contingent  deferred  sales

charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any
Former Quest for Value Fund:

      o Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

Class A,  Class B and  Class C  Contingent  Deferred  Sales  Charge
Waivers


      o Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by the merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995 in connection with
(i) withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (ii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      o Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (2) withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (3) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

(five      Limited Term
 bar       New York
 logo)     Municipal Fund

The Rochester Funds
A Division of OppenheimerFunds, Inc.
350 Linden Oaks
Rochester, New York 14625-2807

Investment Advisor
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048


OppenheimerFunds Internet Web Site:
http://www.Oppenheimerfunds.com


Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043


Independent  Accountants

Price Waterhouse LLP

 950 Seventeenth Street
 Suite 2500
Denver, Colorado 80202


Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036-1800

No dealer, salesperson or another person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.


 PR0355.001.0498

ROCHESTER   PORTFOLIO   SERIES-LIMITED   TERM  NEW  YORK  MUNICIPAL
FUND

350 Linden Oaks, Rochester, New York 14625
1-800-525-7048


Statement  of  Additional  Information  dated             April 22, 1998

      This Statement of Additional Information of Rochester Portfolio Series-Limited Term New York Municipal Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated April 22, 1998. It should be read together with the Prospectus, which may be obtained by writing to OppenheimerFunds Services, the Fund's Transfer Agent, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.


CONTENTS                                                       Page


About the Fund

Investment Objective and Policies.................................
     Investment Policies and Strategies...........................
     Other Investment Techniques and Strategies...................
     Investment Considerations/Risk Factors.......................
     Other Investment Restrictions...............................
How the Fund is Managed..........................................
     Organization and History....................................
     Trustees and Officers of the Fund...........................
     The Manager and Its Affiliates..............................
Brokerage Policies of the Fund...................................
Performance of the Fund..........................................
Distribution and Service Plans...................................


About Your Account

How to Buy Shares................................................
How to Sell Shares...............................................
How to Exchange Shares...........................................
Dividends, Capital Gains and Taxes...............................
Additional Information About the Fund............................


Financial Information About the Fund

Independent  Accountants' Report........................
Financial Statements.............................................


Appendix A: Industry Classifications............................A-1
Appendix B: Tax-Equivalent Yield Chart..........................B-1
Appendix C:  Description of Municipal Securities Ratings........C-1

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund intends to invest primarily in a portfolio of investment grade Municipal Obligations as defined below and in the Prospectus with a dollar weighted average effective maturity of five years or less. There can be no assurance that the investment objective of the Fund will be realized.

      The Fund seeks to achieve its objective by investing primarily in a portfolio of obligations issued by or on behalf of New York State, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands, and Guam, which pay interest which, in the opinion of the bond counsel to the issuer, is exempt from Federal income tax and New York State and New York City personal income taxes ("Municipal Obligations").

      The Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), which means that the Fund is not limited by the Investment Company Act in the proportion of its assets that it may invest in obligations of a single issuer. The Fund intends to continue to qualify as a "regulated investment company," however, under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"). See "Dividends, Capital Gains and Taxes." In addition to satisfying other requirements to so qualify, the Fund will limit its investments so that, at the close of each quarter of its taxable year, (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of its total assets, not more than 5% will be invested in the securities of a single issuer. In contrast, a fund which elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% requirement with respect to 75% of its assets at all times. To the extent that the Fund assumes large positions in the obligations of a small number of issuers, the Fund's total return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

Municipal Obligations

      o Municipal Bonds. Municipal bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities or bonds may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the obtaining of funds to loan to other public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds to provide housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, manufacturing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal.
      o General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

      o Revenue  Bonds.  Revenue  Bonds are not secured by the full
faith, credit  and  taxing   power  of  an  issuer.   Rather,   the
principal security for revenue bonds is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities, and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund, from which money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities are provided with further security in the form of state assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

      o Industrial Development Bonds. Industrial development bonds are, in most cases, revenue bonds and are issued by or on behalf of public authorities to raise money for the financing of various privately-operated facilities such as manufacturing, housing, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is solely dependent on the ability of the facilities user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payment. The Fund will purchase industrial development bonds only to the extent that the interest paid by a particular bond is tax-exempt pursuant to the Code, which limits the types of facilities that may be financed with tax-exempt industrial development and private activity bonds and the amounts of such bonds each state may issue.

      o   Municipal   Notes.   Municipal   notes   generally   fund
short-term capital needs and have maturities of one year or less. The Fund may invest in municipal notes which include:

      o Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

      o Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.


      o Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.
      o Miscellaneous, Temporary and Anticipatory Instruments. These instruments may include notes issued to obtain interim financing pending entering into alternate financial arrangements such as receipt of anticipated federal, state or other grants or aid, passage of increased legislative authority to issue longer term instruments or obtaining other refinancing.

      o Construction Loan Notes. Construction loan notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of the Construction Loan Notes, is sometimes provided by a commitment of the Government National Mortgage Association ("GNMA") to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. The Fund will only purchase Construction Loan Notes that are subject to permanent GNMA or bank purchase commitments.

      o Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

      o Municipal Leases. Municipal lease obligations or installment purchase contract obligations (collectively, "Municipal Leases") have special risks not normally associated with Municipal Obligations. Although Municipal Leases do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a Municipal Lease may be backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligations. However, most lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis.
Although "non-appropriation"
Municipal Leases are generally secured by the leased property, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to repossession of the leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. In addition, Municipal Leases may be subject to an " abatement" risk. The leases underlying certain municipal lease obligations may provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. The "abatement" risk may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.


      In addition to the "non-appropriation" and "abatement" risks, investments in Municipal Leases represent a relatively new type of financing. As such, Municipal Leases have not yet developed the depth of marketability associated with more conventional Municipal Obligations. The Fund will seek to minimize these risks by investing not more than 10% of its total assets in Municipal Leases that contain "non-appropriation" clauses, and by investing only in those "non-appropriation" lease obligations where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (3) the lease obligor has maintained good market acceptability in the past, (4) the investment is of a size that will be attractive to institutional investors, and (5) the underlying leased equipment has elements of portability and/or use that enhance its marketability in the event foreclosure on the underlying equipment is ever required.


      Investments in Municipal Leases will be subject to the Fund's 15% limit on investments in Illiquid Securities unless, in the judgment of OppenheimerFunds, Inc. ("the Manager"), a particular Municipal Lease is liquid. The Board of Trustees has adopted guidelines to be utilized by the Manager in making determinations concerning the liquidity and valuation of a municipal lease obligation. Such determinations will be based on all relevant factors including among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; (5) the likelihood that the marketability of the obligation will be maintained throughout the time the Fund holds the obligation; and (6) the likelihood that the municipality will continue to appropriate funding for the leased property.

      o Inverse Floaters. The Fund may also invest in municipal obligations on which the interest rates typically decline as market rates increase and increase as market rates decline (commonly referred to as "inverse floaters"). Changes in the market interest rate or in the floating rate security inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed-rate bond.
 For example, a municipal issuer may
decide to issue two variable rate instruments instead of a single long-term, fixed-rate bond. Such securi ties have the effect of providing a degree of investment leverage, since the interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed-rate bond, multiplied by two, minus the interest rate paid on the short-term instrument. The two portions may be recombined to form a fixed-rate municipal bond. To seek to limit the volatility of the securities, the Manager may acquire both portions in an effort to reduce risk and preserve capital. The Manager believes that inverse floating rate obligations represent a flexible portfolio management instrument for the Fund which allows the Manager to vary the degree of investment leverage efficiently under different market conditions. The market for inverse floaters is relatively new. Under guidelines adopted by the Board of Trustees, the Fund may invest up to 15% of the value of its total assets in inverse floaters. The Manager currently intends to limit such investments to no more than 5% of the value of the Fund's net assets. Certain investments in such obligations may be illiquid and, as such, are subject to the Fund's limitation on investments in Illiquid Securities. The Fund may not invest in such illiquid obligations if such investments, together with other Illiquid Securities, would exceed 15% of the Fund's net assets.


      o New Forms of Municipal Obligations. New forms of Municipal Obligations in which the Fund may desire to invest are continuing to evolve. Accordingly, the descriptions herein as to certain types of existing Municipal Obligations should be viewed as illustrative and not exclusive. The Fund may invest in new forms of instruments or variations of existing instruments, subject only to the Fund's criteria of investment quality and tax exemption and to the restrictions specified in this Statement of Additional Information. As new forms of instruments or variations of existing instruments evolve, the Fund will revise its Prospectus to reflect such evolution prior to investing.


      o Definition of Issuer. For purposes of diversification under the Investment Company Act, identification of the "issuer" of a Municipal Obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user would be deemed to be the sole issuer.

      If, however, in either case, the creating government or some other entity guarantees the security, such a guarantee would not be a separate security which must be included in the Fund's limitation on investments in a single issuer, provided the value of all securities guaranteed by a guarantor is not greater than 10% of the Fund's total assets.

 Other Investment Techniques and Strategies

      o Stand-by Commitments. The Fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the technical sense, such a right to resell is commonly known as a "put" and is also referred to as a "stand-by commitment."

      o When-Issued Securities. Municipal bonds are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities whose settlement extends beyond six months and possibly as long as two years or more beyond trade date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a municipal bond on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of municipal bonds on a when-issued basis. The Fund will establish a segregated account in which it will maintain cash and marketable securities equal in value to commitment for when-issued securities.

      o Options Transactions. The Fund may engage in options transactions in order to provide additional income (the writing of covered call options) or in order to afford protection against adverse market conditions (the buying of put options). Such transactions may, however, limit the amount of possible capital appreciation which might otherwise be realized. The Fund may only write covered call options or purchase put options which are listed for trading on a national securities exchange and purchase call options and sell put options to the extent necessary to cancel options previously written. As an operational policy, no more than 5% of the Fund's net assets will be invested in options transactions.

      Unless otherwise noted, the foregoing investment objectives and policies are not designated as fundamental policies within the meaning of the Investment Company Act.

Investment Considerations/Risk Factors

Special Investment  Considerations - New York Municipal Securities.
 As explained in the  Prospectus,  the Fund is highly  sensitive to the fiscal stability of New York State (the "State") and its subdivisions, agencies, instrumentalities or authorities, including New York City, which issue the Municipal Securities in which the Fund concentrates its investments. The following information on risk factors in concentrating in New York Municipal Securities is only a summary, based on official statements relating to offerings of New York issuers of Municipal Securities on or prior to March 3, 1998 with respect to offerings of the State and March 12, 1998 with respect to offerings of New York City, and no representation is made as to the accuracy of such information.


      During the mid-1970's, the State, some of its agencies, instrumentalities and public benefit corporations (the "Authorities"), and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in ameliorating the financial crisis. Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the sources of payment or market value of the New York Municipal Securities in which the Fund invests.


      o New York City. More than any other municipality, the fiscal health of New York City (the "City") has a significant effect on the fiscal health of the State. The national economic downturn which began in July 1990 adversely affected the local economy which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. After noticeable improvements in the City's economy during 1994, economic growth slowed in 1995 . It improved thereafter commencing in calendar year 1996, reflecting improved security industry earnings and employment in other sectors. The City's current financial plan assumes that, after strong growth in the 1998 fiscal year, moderate economic growth will exist through the calendar year 2002, with moderate job growth and wage increases.

      For each of the 1981 through 1997 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP") and revenues and expenditures for the City's 1998 and 1999 fiscal years are projected to be balanced in accordance with GAAP. The City has been required to close substantial budget gaps in recent years in order to maintain balanced operating results. A pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers for each fiscal year. There can be no assurance that the City will continue to maintain a balanced budget as required by State law, or that it can maintain a balanced budget without additional tax or other revenue increases or additional reductions in City services or programs, which could adversely affect the City's economic base.
      The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 1998 through 2002 fiscal years (the "1998-2002 Financial Plan", "Financial Plan" or "City Plan"). On January 29, 1998, the City published the Financial Plan for the 1998-2002 fiscal years, which is a modification to a financial plan submitted to the New York State Financial Control Board (the "Control Board") on June 10, 1997 (the "June Financial Plan") and which relates to the City, the New York City Board of Education ("BOE") and the City University of New York.

      The City's projections set forth in the City Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the City Plan, employment growth, continuation of projected interest earning assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions, the ability to implement cost reduction initiatives, the ability of the New York City Health and Hospitals Corporation ("HHC") , BOE and other such agencies to maintain balanced budgets, the ability to complete certain revenue generating transactions, provision of State and Federal aid and the impact on City revenues of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure.

      Implementation of the City Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1998 through 2002 contemplates the issuance of $7.0 billion of general obligation bonds and $7.5 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Finance Authority") . The Finance Authority was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In a challenge to the New York City Transitional Finance Authority Act (the "Finance Authority Act"), the state trial court, by summary judgment on November 25, 1997, held the Finance Authority Act to be constitutional. On March 10, 1998, plaintiffs asked the State appellate court for a preliminary injunction pending an appeal enjoining the Finance Authority from issuing bonds. On March 25, 1998, the State appellate court denied plaintiff's request for a preliminary injunction. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes and Finance Authority bonds will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes or bonds of the Finance Authority, it would be prevented from meeting its planned operating and capital expenditures. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

      o 1998-2002 Financial Plan. The Financial Plan sets forth actions to close a previously projected gap for the 1999 fiscal year and to reduce projected gaps for fiscal years 2000 through 2002. The proposed actions in the Financial Plan for the 1998 through 2002 fiscal years include additional (i) agency actions;
(ii) Federal aid; and (iii) State aid. The gap-closing actions are partially offset by proposed new tax reduction programs totaling $237 million, $537 million, $610 million, and $774 million in fiscal years 1999 through 2002, respectively.

      The 1998-2002 Financial Plan reflects actual receipts and expenditures and changes in forecast revenues and expenditures since the June Financial Plan. The 1998-2002 Financial Plan projects revenues and expenditures for the 1998 and 1999 fiscal years balanced in accordance with GAAP, and projects budget gaps of $1.8 billion, $2.0 billion and $1.9 billion for the 2000, 2001 and 2002 fiscal years, respectively. The

Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999, and of the extension of the 12.5% personal income tax surcharge which is scheduled to expire on December 31, 1998; (ii) collection of the projected rent payments for the City's airports in the 1999 through 2002 fiscal years, which may depend on the successful completion of negotiations with the Port Authority of New York and New Jersey or the enforcement of the City's rights under the existing leases thereto through pending legal actions; and
(iii) State approval of the repeal of the Wicks Law relating to contracting requirements for City constuction projects and the additional State funding assumed in the Financial Plan, and State and Federal approval of the State and Federal gap-closing actions proposed by the City in the Financial Plan. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.




From time to time, the Control Board staff, the staff of the Office of the State Deputy Comptroller of New York, the City Comptroller, the City's Independent Budget Office and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.

      o Ratings. As of March 12, 1998, Moody's rated the City's general obligation bonds A3, Standard & Poor's rated the bonds BBB+ and Fitch rated the bonds A-. These ratings do not reflect any credit enhancements relating to any portion of City bonds. Such ratings reflect only the views of Moody's, Standard & Poor's and Fitch, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of the bonds. On July 10, 1995, Standard & Poor's revised its rating of City bonds downward to BBB+. On February 3, 1998, Standard & Poor's placed its BBB+ rating of City bonds on CreditWatch with positive implications. Moody's rating of City bonds was revised in February 1998 to A3 from Baa1.

      o Outstanding Net Indebtedness. As of December 31, 1997, the City and the Municipal Assistance Corporation for the City of New York had, respectively, approximately $26.6 billion and $3.6 billion of outstanding net long-term debt. As of January 22, 1998, the New York City Municipal Water Finance Authority ( the "Water Authority") had approximately $8.1 billion of aggregate principal amount of outstanding bonds, inclusive of subordinate second resolution bonds, and $600 million of commercial paper notes outstanding.

      Debt service on Water Authority obligations is secured by fees and charges collected from the users of the City's water and sewer system. State and federal regulations require the City's water supply to meet certain standards to avoid filtration. The City's water supply now meets all technical standards and the City has taken the position that increased regulatory, enforcement and other efforts to protect its water supply will preserve the high quality of water in the upstate water supply system and prevent the need for filtration. On May 6, 1997, the U.S. Environmental Protection Agency granted the City a filtration avoidance waiver through April 15, 2002 in response to the City's adoption of certain watershed regulations, which became effective May 1, 1997. The estimated incremental cost to the City of implementing this Watershed Memorandum of Agreement, beyond investments in the watershed which are planned independently, is approximately $400 million. The city has estimated that if filtration of the upstate water supply system is ultimately required, the construction expenditures required could be between $4 billion and $5 billion. Such an expenditure could cause significant increases in City water and sewer charges.

      The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets in future fiscal years will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.

      o Litigation. The City is a defendant in lawsuits pertaining to material matters, including claims asserted which are incidental to performing routine governmental and other functions. This litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged torts, alleged breaches of contracts, alleged violations of law and condemnation proceedings. As of June 30, 1997, the City estimated that its potential future liability to be approximately $3.5 billion.


      o New York State. The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. The causes of this relative decline are varied and complex, in many cases involving national and international developments beyond the State's control.


      o Recent Developments. The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with approximately 14 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 300,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries. Government downsizing has also moderated these job gains. Moderate growth is projected to continue in 1998 and 1999 for employment, wages and personal income, although the growth rates will lessen gradually during the course of the two years. Personal income growth in 1997 was fueled in part by a continued large increase in financial sector bonus payments. Increases in bonus payments at year-end 1998 are projected to be modest, a substantial change from the rate of increase of the last few years. Overall employment growth is expected to continue at a modest rate, reflecting the slowing growth in the national economy, continued spending restraint in government, and restructuring in the health care, social service, and banking sectors.

      o The 1997-98 Fiscal Year. The State's budget for the 1997-1998 fiscal year (April 1, 1997 through March 31, 1998) was adopted by the Legislature on August 4, 1997, more than four months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted necessary apropriations for state-supported debt service. The State Financial Plan for the 1997-1998 fiscal year (the "State Plan" or "State Financial Plan") was formulated on August 11, 1997, updated on January 30, 1998, and based on the State's budget as enacted by the Legislature, as well as actual results through the third quarter of the 1997-1998 fiscal year.

      o The 1997-1998 State Financial Plan projects a balanced General Fund (the major operating fund of the State) , on a cash basis, with a projected cash surplus of $1.83 billion. The State has planned to accelerate $1.18 billion in income tax refund payments into the 1997-1998 fiscal year, or provide reserves for such payments, in order to make the cash surplus available to help finance requirements of the 1998-1999 fiscal year. General Fund receipts are projected to be $35.197 billion while General Fund disbursements are projected at $35.165 billion.
 The State projects it has closed
a budget gap of approximately $2.3 billion for the 1997-1998 fiscal year. Gap-closing actions include cost containment in State Medicaid, the use of the $1.4 billion 1996-1997 fiscal year budget surplus containment in State Medicaid, the use of the $1.4 billion 1996-1997 fiscal year budget surplus to finance current year spending, control on State agency spending and other actions.

      The State Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.


      Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

      Certain actions taken in the 1997-1998 adopted budget add further pressure to future budget balance in New York State. For example, the fiscal effects of tax reductions adopted in the 1997- 1998 budget are projected to grow more substantially beyond the 1998-1999 fiscal year, with incremental costs averaging in excess of $1.3 billion annually over the last three years of the tax reduction program. These incremental costs reflect the phase-in of State-funded school property tax and local income tax relief, the phase-out of the assessments on medical providers, and reductions in estate and gift levies, utility gross receipts taxes, and the State sales tax on clothing. The full annual cost of the enacted tax reduction package is estimated at approximately $4.8 billion when fully effective in State fiscal year 2001-2002. In addition, the 1997-1998 budget included multi-year commitments for school aid and pre-kindergarten early learning programs which could add as much as $1.4 billion in costs when fully annualized in fiscal year 2001-2002. These spending commitments are subject to annual appropriation.

      o 1998-1999 and Future Fiscal Years. The Governor presented his proposed 1998-1999 Executive Budget (the "Executive Budget") to the Legislature on January 20, 1998. As of April 15, 1998, the Legislature passed the State's budget which still requires the approval of the Governor before it can take effect. There can be no assurance that the State's adopted budget projections will not differ materially and adversely from the projections set forth in the Executive Budget.

The Plan") State, however, has enacted legislation making appropriations for the legal requirements of State debt service, lease purchase payments and other special contractual obligations for the current fiscal year. Furthermore, such legislation also provides for the payment of the State's certificates of participation for the current year.

      The draft 1998-1999 Financial Plan, based on the Executive Budget, projects balance on a cash basis for the 1998-1999 fiscal year. Total General Fund receipts are projected to be $36.22 billion and total General Fund disbursements and transfers to other funds are projected to be $36.18 billion.

      The Executive Budget projects budget gaps of aproximately $1.75 billion in 1999-2000 growing to $3.75 billion in 2000-2001. These gaps are projected after assuming savings actions totaling $600 million in 1999-2000 and $800 million in 2000-2001.


      In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the federal government and other factors, have created structural gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.


      According to the New York State Division of the Budget, uncertainties with regard to the economy present the largest potential risk to budget balance in New York State. This risk includes either a financial market or broader economic "correction". The securities industry is more important to the New York economy than the national economy, and a significant deterioration in stock market performance could ultimately produce adverse changes in wage and employment levels.

      o Prior Fiscal Years. The State ended its 1996-1997 fiscal year in balance, with a reported 1996-1997 General Fund cash surplus of $1.4 billion. Prior to adoption of the State's 1996-1997 fiscal year budget, the State had projected a potential budget gap of approximately $3.9 billion.




The State ended its 1995-1996 fiscal year in balance, with a reported 1995-1996 General Fund cash surplus of $445 million. Prior to adoption of the State's 1995-1996 fiscal year budget, the State had projected a potential budget gap of approximately $5 billion, which was closed primarily through spending reductions, cost containment measures, State agency actions and local assistance reforms.




      o Local Government Assistance Corporation ("LGAC"). In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs without relying on short-term seasonal borrowing.

      o Authorities. The fiscal stability of the State is related to the fiscal stability of its public authorities ("Authorities"). Authorities have various responsibilities, including these which finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurring of debt which apply to the State itself, and may issue bonds and notes within the amounts, and restrictions set forth in, their legislative authorization. As of September 30, 1996, the latest data available, 17 Authorities each had outstanding debt of $100 million or more, and collectively, had aggregate outstanding debt, including refunding bonds, of $75.4 billion.


      Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges or tunnels, highway tolls, rentals for dormitory rooms and housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.


      o Ratings. As of March 3, 1998, Moody's rated New York State general obligations bonds A2, and Standard & Poor's rated such bonds A. Standard & Poor's revised its ratings upwards from A- to A on August 28, 1997 . Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State Municipal Securities in which the Fund invests.

      o State Debt. As of March 31, 1997, the State had approximately $5.03 billion outstanding in general obligation debt, including $294 million in bond anticipation notes outstanding. The total amount of moral obligation debt was approximately $4.07 billion, and $22.50 billion of bonds issued primarily in connection with lease-purchase and contractual-obligation financing of State capital programs were outstanding.

      For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligations debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral-obligation financing, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

      Total outstanding State-related debt increased from $24.45 billion at the end of the 1987-88 fiscal year to $37.11 billion at the end of the 1996-97 fiscal year, an average annual increase of 4.7%. State-supported debt increased from $11.61 billion at the end of the 1987-88 fiscal year to $32.77 billion at the end of the 1996-97 fiscal year, an average annual increase of 12.2%. During the prior ten year period, annual personal income in the State rose from $329.6 billion to $526.5 billion, an average annual increase of 5.3%. Thus,
State-supported debt grew at a faster rate than personal income while State-related obligations grew at a slower rate.


      o Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. These proceedings could affect adversely the financial condition of the State in the current fiscal year or thereafter.

      There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount the State Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced State Plan in any particular year. In its audited financial statements for the fiscal year ended March 31, 1997, the State reported its estimated liability for awarded and anticipated unfavorable judgments at $364 million.

      In addition, the State is party to other claims and litigations which its counsel has advised are not probable of adverse court decisions. Although, the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the current fiscal year or thereafter.

      o Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's current fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements year.


      Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

Management of Credit Risk. Because 5% of the Fund's assets may be invested in securities which are rated below the lowest investment grade categories, as rated by a nationally recognized statistical rating organization ("NRSRO"), and because a substantial portion of its assets may be invested in securities which are unrated, but which are, in the opinion of the Manager, comparable in quality to investment grade securities, the Fund is dependent on the Manager's judgment, analysis and experience in evaluating the quality of such obligations. In evaluating the credit quality of a particular issue, whether rated or unrated, the Manager will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of the funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Manager will attempt to reduce the risks inherent in investments in such obligations through active portfolio management, structuring the Fund's portfolio to include a broad spectrum of municipal securities, credit analysis and attention to current developments and trends in the economy and the financial markets.

      Changes in the value of municipal bonds held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund. As an operational policy, however, the Fund will not invest more than 5% of its assets in securities where the principal and interest are the responsibility of an industrial user with less than three years' operational history.

Default. The Fund will also take such action as it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any such obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event. The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations, and, as a result, the Fund's net asset value could be adversely affected. Any income derived from the Fund's ownership or operation of assets acquired as a result of such actions may not be tax-exempt.

Liquidity and Valuations. The Fund may from time to time, purchase securities which have a rating which is less than investment grade or securities for which there is no regular trading market. The market values of such securities tend to reflect individual developments affecting the issuer to a greater extent than do higher rated or more liquid securities, which react primarily to fluctuation in the general level of interest rates. Such securities also tend to be more sensitive to economic conditions than higher rated securities or securities for which there is a regular trading market. A portion of these fixed income securities are considered by S&P and Moody's, on balance, to be speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Securities rated BBB or Baa by S&P or Moody's are considered to be speculative with respect to their ability to timely make principal and interest payments. It is possible that the Fund may be required to liquidate such securities at an inopportune time, thus having a possible adverse affect on the Fund's performance.

Other Investment Restrictions

      o Fundamental Investment Restrictions. The following investment restrictions and policies are designated fundamental policies within the meaning of the Investment Company Act and may not be changed without the consent of the shareholders of a majority of the Fund's outstanding shares, including a majority of the shares of the Fund. A majority of the shares means the lesser of
(i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The Fund may not:

      (1) Purchase common stocks, preferred stocks, warrants, or other equity securities;

      (2) Borrow money or mortgage or pledge any of its assets, except that the Fund may borrow from a bank for temporary or emergency purposes or for investment purposes in amounts not exceeding 10% of its total assets. Where borrowings are made for a purpose other than temporary or emergency purposes, the Investment Company Act requires that the Fund maintain asset coverage of at least 300% for all such borrowings. Should such asset coverage at any time fall below 300%, the Fund will be required to reduce its borrowings within three (3) days to the extent necessary to meet such asset coverage;

      (3) Sell securities short, purchase securities on margin, or write put options. The Fund reserves the right to purchase securities with puts attached;

      (4) Underwrite the securities of other issuers, except to the extent that the purchase of municipal obligations in accordance with the Fund's investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting;

      (5) Purchase or sell real estate, real estate investment trust securities, commodities, or commodity contracts, or oil and gas interests, but this shall not preclude the Fund from investing in municipal obligations secured by real estate or interests therein;

      (6) Purchase the securities of any issuer which would result in the Fund owning more than 10% of the voting securities of such issuer;

      (7) Purchase or retain securities of any issuer if trustees of the Fund, each of whom owns more than 1/2 of 1% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities;

      (8) Make loans to others, except in accordance with the Fund's investment objective and policies or pursuant to contracts providing for the compensation of service providers by compensating balances;

      (9) Invest more than 25% of its assets in any particular industry or industries, except that the Fund may invest more than 25% of its assets in obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities. Industrial development bonds, where the payment of principal and interest is the responsibility of companies within the same industry, are grouped together as an "industry";

      (10) Invest in companies for the purpose of exercising control or management; or

      (11) Issue senior securities.

      o Non-Fundamental Investment Restrictions. The Fund operates under certain investment restrictions which are non-fundamental investment policies of the Fund and which can be changed by the Board without shareholder approval. These restrictions provide that, for purposes of Fundamental Investment Restriction No. 9 described above, the Fund's policy with respect to concentration of investments shall be interpreted as prohibiting the Fund from making an investment in any given industry if, upon making the proposed investment, 25% or more of the value of its total assets would be invested in such industry.

      The percentage limitations on investments which are set forth above (fundamental and non- fundamental) and elsewhere in this Statement of Additional Information are applied at the time an investment is made. No violation of the percentage limitation will occur unless the limitation is exceeded immediately after an investment is made and as a result thereof (except for the limitations on borrowing which are in effect at all times).


      Bonds  which  are  refunded  with  escrowed  U.S.  government securities are considered U.S.  government  securities for purposes
of the Fund's   policy   not  to   concentrate.   Subject   to  the
limitations
stated above, the Fund may from time to time invest more than 25% of its total assets in a particular segment of the municipal securities market, including but not limited to general obligation bonds, pollution control bonds, hospital bonds, or any other municipal segment listed in Appendix A to this Statement of Additional Information. In these circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project or decreased demand for a type of project ) might also affect other bonds in the same municipal market segment, thereby potentially increasing market risk to the Fund.


How the Fund Is Managed

Organization and History. Rochester Portfolio Series (the "Trust"), a Massachusetts business trust established on June 14, 1991, is an open-end, non-diversified, management investment company consisting of one portfolio, the Limited Term New York Municipal
Fund, with four classes of shares.
As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

      Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class and entitle the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at shareholders' meetings. Shareholders of the Fund vote together in the aggregate on certain matters at shareholders' meetings, such as the election of Trustees and ratification of appointment of auditors for the Fund. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which is not affected by that matter are not entitled to vote on the proposal.

      The Trustees are authorized to create new series and classes of series. The Trustees may reclassify unissued shares of the Fund or its series or classes into additional series or classes of shares.
The Trustees may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

      The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

      The Portfolio Manager of the Fund is Ronald H. Fielding. He has been the person principally responsible for the day-to-day management of the Fund since the Fund's inception. Mr. Fielding is
Vice President of the Fund and has also served as an officer and director of the Fund's pervious investments advisers and their affiliates. He is also a Senior Vice President of the Manager and
Chairman of the Rochester Division of the Manager. See "Trustees and Officers of the Fund". Anthony A. Tanner is Assistant Portfolio Manager of the Fund. He is a Vice President of the Rochester Division of the Manager and has also served as an officer of the Fund's previous investment advisers.


Trustees and Officers of the Fund. The Fund's Trustees and officers are listed below, together with principal occupations and business affiliations during the past five years. The address of each is Two World Trade Center, New York, New York 10048, except as noted. All of the trustees are also trustees of Rochester Fund Municipals and Oppenheimer Bond Fund for Growth, which, together with the Fund, are referred to herein as the "Oppenheimer Rochester Funds." With the exception of Mr. Cannon, all of the trustees are also trustees or directors of the Oppenheimer Quest For Value Funds (consisting of the following series:
Oppenheimer Quest Growth & Income Value Fund, Oppenheimer Quest Officers Value Fund, Oppenheimer Quest Opportunity Value Fund and Oppenheimer Quest Small Cap
Fund) Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., and Oppenheimer Quest Capital Value Fund, Inc., all of which are referred to herein collectively as the "Oppenheimer Quest Funds" and Oppenheimer MidCap Fund. Ms. Macaskill (in her capacity as President) Messrs. Donohue, Bowen, Zack, Bishop and Farrar, respectively, hold the same offices with the New York-based Oppenheimer funds as with the Fund. As of April __, 1998 the Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of any class of shares of the Fund.

BRIDGET A. MACASKILL, Chairman of the Board of Trustees and President*; Age , 49 President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corporation ("HarbourView"), an investment adviser subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. ("SSI") (since August 1994), and Shareholder Financial Services, Inc. ("SFSI") (September 1995), transfer agent subsidiaries of the Manager; President (since September 1995) and a director (since October
1990) of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc. ("OPHI"), a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund manager subsidiary of the Manager ("OFIL") and Oppenheimer Millennium Funds plc (since October 1997); President and a director of other Oppenheimer funds; a director of the NASDAQ Stock Market, Inc. and of Hillsdown Holdings plc (a U.K. food company); formerly an Executive Vice President of the Manager.

------------------------
*Trustee who is an "interested person" of the Fund.
JOHN CANNON, Trustee; Age  68
620 Sentry Parkway West Suite 220, Blue Bell,  PA 19422
Independent  Consultant;  Chief Investment Officer, CDC Associates,
 a registered investment adviser;
Director,  Neuberger & Berman Income Managers  Trust,  Neuberger & Berman Income
Funds and Neuberger Berman Trust, 1995- Present; formerly Chairman & and Treasurer, CDC Associates, 1993- February, 1996; prior thereto, President, AMA Investment Advisers, Inc., a mutual fund investment adviser, 1976-1991; Senior Vice President AMA Investment Advisers, Inc., 1991-1993.

PAUL Y. CLINTON, Trustee; Age  67
39 Blossom Avenue, Osterville, Massachusetts 02655
Principal of Clinton Management Associates, a financial and venture capital consulting firm; Trustee of Capital Cash Management Trust , a money-market fund and Narragansett Tax-Free Fund, a tax-exempt bond fund; Director of OCC Cash Reserves, Inc. and Trustee of OCC Accumulation Trust, all of which are open-end investment companies. Formerly: Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; President of Essex Management Corporation, a management consulting company; a general partner of Capital Growth Fund, a venture capital partnership; a general partner of Essex Limited Partnership, an investment partnership; President of Geneve Corp., a venture capital fund; Chairman of Woodland Capital Corp., a small business investment company; and Vice President of W.R. Grace & Co.

THOMAS W. COURTNEY, Trustee; Age  64
833 Wyndemere Way, Naples, Florida 34105 Principal of Courtney Associates, Inc. (venture capital firm); former General Partner of Trivest Venture Fund (private venture capital fund); former President of Investment Counseling Federated Investors, Inc.; Trustee of Cash Assets Trust, a money market fund; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, all of which are open-end investment companies; former President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; former Director of Financial Analysts Federation.

LACY B. HERRMANN, Trustee; Age 68 380 Madison Avenue, Suite 2300, New York, New York 10017 Chairman and Chief Executive Officer of Aquila Management Corporation, the sponsoring organization and Manager, Administrator and/or Sub-Adviser to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund; Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT; Chairman, President and a Director of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves; Director of OCC Cash Reserves, , and Trustee of OCC Accumulation Trust , both of which are open-end investment companies; Trustee Emeritus of Brown University.

GEORGE LOFT, Trustee; Age  83
51 Herrick Road, Sharon, Connecticut 06069
Private Investor; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust
, both of which are open-end investment companies.

RONALD H. FIELDING,  Vice President and Portfolio  Manager;  Age
49
350 Linden Oaks, Rochester,  NY 14625
Senior Vice President of the Manager, Chairman of Rochester Division of the Manager; Formerly President and a director of Rochester Tax Managed Fund, Inc, President and a director, Fielding Management Company, Inc., Chairman and a director of Rochester Fund Distributors, Inc., President and a director of Fielding Management Company, Inc., President and a director of Rochester Capital Advisors, Inc., President and a director of Rochester Fund Services, Inc.


ANDREW J. DONOHUE, Secretary; Age 47

Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI and Oppenheimer Partnership Holdings, Inc. (since September 1995) and MultiSource Services, Inc. (a broker-dealer) (since December 1995); President and a director of Centennial (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of OAC; A director of OFIL and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

GEORGE C. BOWEN, Treasurer; Age  61
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of the Distributor ; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView; Senior Vice President (since February 1992), Treasurer (since July 1991)and a director (since December 1991) of Centennial; President, Treasurer and a director of Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April
1981) of SSI; Vice  President,  Treasurer and Secretary of SFSI (since  November
1989);  Treasurer of OAC (since June 1990);  Treasurer  of OPHI (since  November
1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc., a broker-dealer (since December 1995); a director or trustee and an officer of other Oppenheimer funds.

ROBERT BISHOP, Assistant Treasurer; Age  39
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager .

SCOTT T. FARRAR, Assistant Treasurer; Age  32
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager .

ROBERT G. ZACK, Assistant Secretary; Age  49
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the Manager, Assistant Secretary of (since May 1985), and SFSI (since November 1989); Assistant Secretary of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

ADELE A. CAMPBELL, Assistant Treasurer; Age  34
350 Linden Oaks, Rochester, New York 14625
Assistant Vice  President of the Manager (1996-Present);
Formerly Assistant Vice President of
Rochester Fund Services, Inc. (1994-1996), Assistant Manager of Fund Accounting, Rochester Fund
Services  (1992-1994),  Audit Manager for Price  Waterhouse




 LLP (1991-1992).

      o Remuneration of Trustees. All officers of the Fund and Ms. Macaskill, a Trustee and President, are officers or directors of the Manager and receive no salary or fee from the Fund. The remaining Trustees of the Fund received the total amounts shown below from (i) the Fund during its fiscal year ended December 31, 1997 and (ii) other investment companies (or series thereof) in the Fund Complex during the calendar year ended December 31, 1997. The following table sets forth the aggregate compensation received by the non-interested Trustees from the Fund during the fiscal year ended December 31, 1997.


                                 Pension or
                                 Retirement
                   Aggregate     Benefits    Estimated    Total
                   Compensation  Accrued as  Annual
Compensation
                   from the      Part of FundBenefits UponFrom Fund
Name of Person     Fund          Expenses(1)
Retirement(1)Complex(2)


John Cannon               $7,388 $0                          $0
$23,100
Paul Y. Clinton           $7,227 $0          $0
$68,379
Thomas W. Courtney        $7,227 $0          $0
$68,379
Lacy B. Herrmann          $6,677 $0          $0
$63,154
George Loft               $7,227 $0          $0
$68,379


---------------------

(1) The Board of Rochester Fund Municipals has adopted a Retirement Plan for Independent Trustees of that Fund. Under the terms of the Retirement Plan, as amended and restated on October 16, 1995, an eligible Trustee (an Independent Trustee who has served as such for at least three years prior to retirement) may receive an annual benefit equal to the product of $1500 multiplied by the number of years of service as an Independent Trustee up to a maximum of nine years. The maximum annual benefit which may be paid to an eligible Trustee under the Retirement Plan is $13,500. The Retirement Plan will be effective for all eligible Trustees who have dates of retirement occurring on or after December 31, 1995. Subject to certain exceptions, retirement is mandatory at age 72 in order to qualify for the Retirement Plan. Although the Retirement Plan permits Eligible Trustees to elect early retirement at age 63, retirement benefits are not payable to Eligible Trustees who elect early retirement until age 65. The Retirement Plan provides that no Independent Trustee who is elected as a Trustee of Rochester Fund Municipals after September 30, 1995, will be eligible to receive benefits thereunder. Mr. Cannon is the only current Independent Trustee who may be eligible to receive benefits under the Retirement Plan. The estimate of annual benefits payable to Mr. Cannon under the Retirement Plan is based upon the assumption that Mr. Cannon, who was first elected as a Trustee of Rochester Fund Municipals in 1992, will serve as an Independent Trustee of that fund for nine years. (2) Includes compensation received during the fiscal year ended December 31, 1997, from all funds within the Fund Complex, which for purposes of the chart above, included the Fund, Bond Fund Series - Oppenheimer Bond Fund for Growth, Rochester Fund Municipals, Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Growth & Income Value Fund, Oppenheimer Quest Officers Value Fund, Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Small Cap Value Fund and Oppenheimer Quest Value Fund, Inc.

      o Deferred Compensation Plan. The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular amount of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan for the limited purpose of determining the value of the Trustee's deferred fee account.

      o Major Shareholders. As of April 1, 1998 no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund as a whole or of the Fund's outstanding Class A, Class B or Class X shares, except for Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive, East, Jacksonville, Florida 32246 which was the record owner of 43,925,408.595 Class A shares (17.62%);  1,614,083.795  Class B shares (16.45%);  2,777,254.940 Class C shares (20.32%) and 3,733,987.980 Class X shares (24.22%) then outstanding.


The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom serve as officers of the Fund and one of whom (Ms. Macaskill) serves as a Trustee of the Fund.

      The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions.
Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.


      |X| Portfolio Management. The portfolio manager of the Fund is Ronald H. Fielding, who is principally responsible for the day-to-day management of the Fund's portfolio. Mr. Fielding's background is described in the Prospectus under "Portfolio Manager."


      o The Investment Advisory Agreement. The Investment Advisory Agreement between the Manager and the Fund which was entered into on January 4, 1996 (the "Advisory Agreement") requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation  and  maintenance  of records  with respect to its  operations,  the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund. For these services, the Manager will receive from the Fund an annual fee, computed and payable monthly as a percentage of average daily net assets, as follows: 0.50% of average daily net assets of the first $100 million; 0.45% of average daily net assets on the next $150 million; 0.40% of average daily net assets of the next $1,750 million and 0.39% of average daily net assets over $2 billion.


      Expenses not expressly assumed by the Manager under the Advisory Agreement or by the Distributor are paid by the Fund. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Advisory Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation. For the fiscal year ended December 31, 1997, the management fees paid by the Fund to the Manager were $3,140,951. For the Fund's fiscal year ended December 31, 1996, the management fees paid by the Fund to the Manager were $2,687,213 and to Rochester Capital Advisors, L.P., its previous investment adviser, were $27,896. For the Fund's fiscal year ended December 31, 1995 , the management fees paid by the Fund to Rochester Capital Advisors, L.P. were $2,282,690 .

      Under the Advisory Agreement, the Manager had agreed that the Fund's total expenses in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, such including litigation) would not exceed the most stringent state regulatory limitation applicable to the Fund. Due to changes in federal securities laws, such state regulations no longer apply . During the Fund's last fiscal year, the Fund's expenses did not exceed the most stringent state regulatory limit and the expense limitation was not invoked.

      The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties thereunder.

 The Advisory Agreement permits
the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

      o  The   Distributor.   Under   its   General   Distributor's

Agreement with the Fund, which was entered into on January 4, 1996, the Distributor, OppenheimerFunds Distributor, Inc. acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A , Class B, Class

C and Class X shares , but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Distribution and Service Plans, but including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders) are borne by the Distributor. During the Fund's fiscal years ended December 31, 1995 and 1996, the aggregate amount of sales charge on sales of the Fund's Class A shares was $1,652,514 and $1,623,032, respectively, of which Rochester Fund Distributors, Inc., the Fund's previous principal underwriter, retained $217,615 in 1995, respectively. In 1996, the Distributor retained $290,035. During the Fund's fiscal year ended December 31, 1997, the aggregate amount of sales charge on sales of the Fund's Class A shares was $2,677,697, of which $473,852 was retained by the Distributor. During the Fund's period ended December 31, 1997, the contingent deferred sales charge on Class B and Class C shares totaled $15,712 and $9,187, all of which the Distributor retained. Class B and Class C shares were first offered to the public commencing on May 1, 1997. Class X shares were offered to the public commencing on May 1, 1995. During the period from May 1, 1995 through December 31, 1995 and during fiscal year ended December 31, 1996, the contingent deferred sales charge collected by Rochester Fund Distributors, Inc. on the redemption of Class X shares in 1995 totaled $6,001 . The contingent deferred sales charge collected by the Distributor in 1996 and 1997 was $31,172 and $82,642, all of which was retained by the Distributor. For additional information about distribution of the Fund's shares and the payments made by the Fund to the Distributor in connection with such activities, see "Distribution and Service Plans," below.

      o The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, a division of the Manager, serves as the Fund's Transfer Agent pursuant to a Service Contract dated March 8, 1996. The transfer agent is responsible for maintaining shareholder accounting records, and for shareholder servicing and administrative functions. The Transfer Agent is compensated on the basis of a fixed fee per account . The compensation paid by the Fund for such services under a comparable arrangement with Rochester Fund Services, Inc., the Fund's previous shareholder services agent, for the fiscal years ending December 31, 1995 and 1996 was $292,278 and $3,066, respectively. The compensation paid to OppenheimerFunds Services for such services for fiscal year ended December 31, 1996 and December 31, 1997 was $297,354 and $349,629.

      o Accounting and Recordkeeping Services. The Manager also provides certain accounting and recordkeeping services to the Fund pursuant to an Accounting and Administration Agreement entered into on January 4, 1996. The services provided pursuant to the Fund thereunder include the maintenance of general ledger accounts and records relating to the business of the Fund in the form required to comply with the Investment Company Act and the calculation of the daily net asset value of the Fund. The compensation paid by the Fund for such services to Rochester Fund Services, Inc. its previous shareholder services agent, for the fiscal year ended December 31, 1995 was $161,850, respectively. The compensation paid to OppenheimerFunds Services for the fiscal year ended December 31,1996 and December 31, 1997 was $193,682 and $225,111.


Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the Advisory Agreement is to arrange the portfolio transactions for the Fund. The Advisory Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the Advisory Agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.


      Under the Advisory Agreement, the Manager is authorized to select brokers other than affiliates that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the Investment Advisory Agreement and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the Investment Advisory Agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. As most purchases made by the Fund are principal transactions at net prices, the Fund does not incur substantial brokerage costs. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by utilizing the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. The Fund seeks to obtain prompt execution of orders at the most favorable net prices. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. Other funds advised by the Manager have investment objectives and policies similar to those of the Fund. Such other funds may purchase or sell the same securities at the same time as the Fund, which could affect the supply and price of such securities. If two or more of such funds purchase the same security on the same day from the same dealer, the Manager may average the price of the transactions and allocate the average among such funds.

      The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars. The Board of Trustees permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board also permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons , and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Manager provides information as to the commissions paid to brokers furnishing such services together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.



Performance of the Fund


      As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "tax-equivalent yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how yield and total returns are calculated for each class and the components of those calculations is set forth below.

      The Fund currently offers three classes of shares of beneficial  interest:
Class A, Class B and Class C shares (Class X shares are no longer offered after January 5, 1998). The different classes of shares represent investments in the same portfolio of securities, but are subject to different expenses and are likely to have different share prices. On May 1, 1997, the Fund redesignated as "Class X" shares its "Class B" shares which had been outstanding prior to that date. Performance information set forth below relates only to the Fund's Class A and Class X shares, which were first publicly offered on September 18, 1991 and May 1, 1995, respectively.

      The Fund's advertisements of its performance data with respect to any class must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each advertised class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total returns are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yields and total return for any given past period are not a prediction or representation by the Fund of future yields on rated return. The yield and total returns of each class of shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and its operating expenses allocated to the particular class.

      o  Yield

      o  Standardized

Yield. The "standardized yield" (referred to as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below. It is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission , designed to assure uniformity in the way that all funds calculate their yields:


Standardized ~ Yield ~ = ~ 2~ [~ (~ {a-b} over cd ~ +~ 1~ ) SUP 6~ -~ 1~ ]

      The symbols above represent the following factors:

      a = dividends and interest earned during the 30-day period. b = expenses accrued for the period (net of any expense reimbursements). c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
      d = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.


      The standardized yield for a 30-day period may differ from the yield for other periods.
 The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period. For the 30-day period ended December 31, 1997, the standardized yields for the Fund's classes of shares were as follows:

      Without Deducting Sales Charge      With     Sales     Charge
Deducted

Class A:   4.07%                          3.93%
Class B:   3.27%                          N/A
Class C:   3.31%                          N/A
Class X:   3.55%                    N/A

      o Tax-Equivalent Yield. The Fund's "tax-equivalent yield" adjusts the Fund's current yield, as calculated above, by a stated combined Federal, state and city tax rate. The tax- equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate and adding the result to the portion (if any) of the Fund's current yield that is not tax exempt. The tax equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Appendix B includes tax-equivalent yield tables based on various effective tax brackets for tax payers. Such tax brackets are determined by a taxpayer's Federal, New York State and New York City taxable income (the net amount subject to Federal and State income taxes after deductions and exemptions.) The Fund's tax-equivalent yields for its Class A shares, Class B shares, Class C shares and Class X shares for the 30-day period ended December 31, 1997, for an individual New York City resident in the 46.08% combined tax bracket were 7.29%, 6.06%, 6.14% and 6.58%, respectively.

      o Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on shares of a class during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated 30-day period are added together and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

      Dividend Yield =    dividends  paid  x  12/maximum   offering
price (payment date)

      The maximum offering price for Class A shares includes the maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge .

      The dividend yields for the 30-day period ended December 31, 1997 were as follows:

      Without Deducting Sales Charge      With     Sales     Charge
Deducted

Class A:   5.39%                          5.20%
Class B:   4.52%                          N/A
Class C:   4.58%                          N/A
Class X:   4.82%                          N/A


      o  Total Return Information

      o Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

LEFT ( {~ERV~} OVER P~ right) SUP
{1/n}~-1~=~Average~Annual~Total~ Return

      o Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

ALIGNC {ERV~-~ P~} over P~ =~Total~ Return


      In calculating total returns for Class A shares, the current maximum sales charge of 3.50% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, payment of a contingent deferred sales charge (4.0% for the first year, 3.0% for the second year, 2.0% for the third and fourth years, 1.0% in the fifth year and none thereafter), is applied, as described in the Prospectus. For Class C shares, the 1.0% contingent deferred sales charge is applied to the investment result for the one year period (or less). For Class X shares, the payment of a contingent deferred sales charge (2.5% in the first year, 2.0% for the second year, 1.5% for the third year, 1.0% for the fourth year and none thereafter) is applied, as described in the Prospectus. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.


      The "average annual total returns" on an investment in Class A shares of the Fund for the one and five year periods ended December 31, 1997 and for the period from September 18, 1991 through December 31, 1997, were 4.23%, 5.67% and 6.71%, respectively. The cumulative "total return" on Class A shares for the period from September 18, 1991 through December 31, 1997 was 50.44%. The cumulative total return on Class B shares for the period from May 1, 1997 (inception of the class) through December 31, 1997 was 1.89%. The cumulative total return on the Class C shares for the period from May 1, 1997 (inception of the class) through December 31, 1997 was 4.58%. For fiscal year ended December 31, 1997 and the period from May 1, 1995 (date Class X shares were first publicly offered) through December 31, 1997, the average annual total returns on an investment in Class X shares were 4.94% and 6.11%, respectively. The cumulative total return on Class X shares for the period from May 1, 1995 through December 31, 1997 was 17.14%.


      o Total Returns at Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A, Class B, Class C or Class X shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.


      The average annual total returns at net asset value on an investment in Class A shares for the one and five year periods ended December 31, 1997 and for the period from September 18, 1991 to December 31, 1997 were 8.01%, 6.42% and 7.32%, respectively. The average annual total returns at net asset value on an investment in Class X shares for the fiscal year ended December 31, 1997 and for the period from May 1, 1995 to December 31, 1997 were 7.44% and 6.62%, respectively. The cumulative total return at net asset value of the Fund's Class A shares for the period from September 18, 1991 through December 31, 1997 was 55.89%. The cumulative total return at net asset value on Class B shares for the period from May 1, 1997 (inception of the class) through December 31, 1997 was 5.89%. The cumulative total return at net asset value on the Class C shares for the period from May 1, 1997 (inception of the class) through December 31, 1997 was 5.58%. The cumulative total return at net asset value for Class X shares for the period from May 1, 1995 through December 31, 1997 was 18.64%.

      Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B, Class C or Class X shares. However, when comparing total return of an investment in Class A, Class B, Class C or Class X shares of the Fund, a number of factors should be considered before using such information as a basis for comparison before using such information with other investments.

Other Performance Comparisons. From time to time the Fund may publish the ranking of the performance of its Class A, Class B, Class C or Class X shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund's classes are ranked against (i) all other bond funds (excluding money market funds) and (ii) all other New York municipal bond funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. From time to time the Fund may include in its advertisement and sales literature performance information about the Fund cited in other newspapers and periodicals such as The New York Times, which may include performance quotations from other sources, including Lipper and Morningstar.

      From time to time the Fund may publish the star ranking of the performance of its Class A, Class B, Class C or Class X shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds based on risk-adjusted total investment return. The Fund is ranked among the municipal bond funds. Investment return measures a fund's or class's one, three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of the 90-day U.S. Treasury bill returns after the Fund's considering sales charges and expenses. Risk measures a fund's or class's performance below the 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's or class's 3 year ranking or its combined 3- and 5- year ranking (weighted 60%/40%, respectively) or its combined 3-, 5- and 10- year ranking (weighted 40%, 30% and 30%, respectively) depending on the inception of the fund or class. Rankings are subject to change monthly.


      The Fund may also compare its performance to that of other funds in its Morningstar Category. In addition to its star rankings, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

      The total return on an investment in the Fund's Class A, Class B, Class C or Class X shares may be compared with performance for the same period of comparable indices, including but not limited to the Merrill Lynch Municipal Master Index or a subset of that index which is comprised of municipal bonds having maturities of between three and seven years and the Lehman Brothers Municipal Bond Index or a subset of that index which is comprised of municipal bonds, with a specific maturity of between four and six years. Both the Merrill Lynch Municipal Master Index and the Lehman Brothers Municipal Bond Index are broadly based, widely recognized unmanaged indices which reflect the performance of the general municipal bond market. The specific subsets of these indices are comprised of municipal bonds whose maturities more closely resemble those of the municipal bonds in which the Fund invests. Whereas the Fund's portfolio comprises bonds principally from New York State, the indices are comprised of bonds from all 50 states and many jurisdictions. Index performance reflects the reinvestment of income but does not consider the effect of capital gains or transaction costs. Any other index selected for comparison would be similar in composition to one of these two indices.


      Investors may also wish to compare the return on the Fund's Class A, Class B, Class C or Class X shares to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government. In order to compare the Fund's dividends to the rate of return on taxable investments, Federal income taxes on such investments should be considered.

      From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or on the investor services provided by them to shareholders of the Oppenheimer funds, other than the performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by a third party may compare the Oppenheimer funds services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.


      The performance of the Fund's Class A, Class B, Class C or Class X shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Distribution and Service Plans

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B shares, Class C shares and Class X shares under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund makes payment to the Distributor for all or a portion of its costs in connection with the distribution and/or servicing of shares of that class as described in the Prospectus (collectively, the "Plans"). Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the "Independent Trustees", cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plans for Class B and Class C shares, that vote was cast by the Manager, as the sole initial holder of Class B and Class C shares of the Fund.

      In addition, under the Plans, the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund), to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform, at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

      Unless terminated as described below, each Plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Fund's Board of Trustees, including the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by majority vote of the shareholders of the class affected by the amendment. In addition, because Class B and Class X shares of the Fund automatically convert into Class A shares after six years, the Fund is required by a Securities and Exchange Commission rule to obtain the approval of Class B and Class X as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the amount to be paid by Class A shareholders under the Class A Plan. Such approval must be by a "majority" (as defined in the Investment Company Act), of the Class A, Class B and Class X shares voting separately by class. All material amendments must be approved by the Board and the Independent Trustees.

      While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly for its review, detailing the amount of all payments made pursuant to each Plan, the identity of each Recipient that received any such payment, and the purpose of the payments. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision as to any such selection or nomination is approved by a majority of the Independent Trustees.

      Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers, did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fees at the maximum rate and has set no minimum amount of assets to qualify for payment.


      For the fiscal year ended December 31, 1997, payments under the Class A Plan totaled $1,654,936, all of which was paid by the Distributor to Recipients, including $17,777 paid to an affiliate of the Distributor. Any unreimbursed expenses incurred by the Distributor with respect to Class A shares for any fiscal year may not be recovered in subsequent years. Payments received by the Distributor under the Plan for Class A shares will not be used to pay any interest expense, carrying charge, or other financial costs, or allocation of overhead by the Distributor.

      The Class B, Class C and Class X Plans allow the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset value of Class B, Class C or Class X shares sold. An exchange of shares does not entitle the
Recipient to an advance service fee payment. In the event Class B, Class C or Class X shares are redeemed during the first year that the shares are outstanding, the Recipient will be obligated to repay to the Distributor a pro rata portion of the Distributor's advance payment for those shares. Payments made under the Class B Plan during the fiscal year ended December 31, 1997 totaled $65,535, all of which was retained by the Distributor. Payments under the Class C Plan during the fiscal year ended December 31, 1997 totaled $84,310, all of which was retained by the Distributor.


      Although the Class B, Class C and Class X Plans permit the Distributor to retain both the asset-based sales charges and the service fees on such shares, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B, Class C and Class X Plans by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B, Class C and Class X Plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc., on payments of asset-based sales charges and service fees.


      The Class B, Class C and Class X Plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund during that period. The Distributor retains the asset-based sales charge on Class B shares outstanding for less than 6 years. As to Class C shares, the Distributor retains the asset-based sales charge during the first year shares are outstanding and pays the asset-based sales charges as an ongoing commission to the dealer on Class C shares outstanding for more than a year or more. Such payments are made to the Distributor under the plans in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, or may provide such financing from its own resources, or from an affiliate,
(iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders), state "blue sky" qualification fees and certain other distribution expenses.

      For the fiscal year ended December 31, 1997, payments under the Class X Plan totaled $371,602, of which the Distributor retained $312,896 as reimbursement for Class X sales commissions and service fee advances, as well as financing costs, including $1,160 paid to an affiliate of the Distributor. The Class X Plan allows the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net assets of the shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor.


ABOUT YOUR ACCOUNT

How to Buy Shares


Alternative Sales Arrangements - Class A Shares, Class B Shares, Class C Shares. The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Class X shares are no longer offered after January 5, 1998. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor normally will not accept any order for $500,000 or $1 million or more of Class B, Class C or Class X shares , respectively, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

      The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and expenses. The net income attributable to Class B shares, Class C and Class X shares and the dividends payable on Class B, Class C and Class X shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charges.


      The conversion of Class B and Class X shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of
Class B and Class X shares  does not

constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B or Class X shares would occur while such suspension remained in effect. Although Class B or Class X shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      The  methodology  for  calculating  the net  asset  value,  dividends  and distributions of the Fund's Class A , Class B, Class C and Class X shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution and/or Service Plan fees, (b) transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Value Per Share. The net asset values per share of Class A, Class B Class C and Class X shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement schedule (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Dealers other than Exchange members may conduct trading in debt securities and in foreign securities on certain days on which the Exchange is closed (including weekends and holidays). Because the Fund's net asset value will not be calculated on those days, the Fund's net asset value per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

      The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "ask" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (ii) a non-money market fund will value (a) debt instruments that had a maturity of more than 397 days when issued, (b) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity in excess of 60 days, and
(c) non-money market type debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of sixty days or less , at the mean between "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or, if unavailable, obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry;
(iii) money market-type debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less and debt instruments held by a money market fund that have a remaining maturity of 397 days or less, shall be valued at cost, adjusted for amortization of premiums and accretion of discounts; and (iv) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see (i) and (ii) above), the security may be priced at the mean between the "bid" and "ask" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "ask" price is available), provided that the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect the current market value.

      In the case of Municipal Securities, U.S. Government Securities and corporate bonds, when last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity, and other special factors involved (such as the tax-exempt status of the interest paid by Municipal Securities). The Manager may use pricing services approved by the Board of Trustees to price any of the types of securities described above. The Manager will monitor the accuracy of such pricing services, which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

      Puts and calls are valued at the last sales price on the principal exchange on which they are traded or on NASDAQ, as applicable, or as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "ask" prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing "bid" price on the principal exchange or on NASDAQ on the valuation date. If the put or call is not traded on an exchange or on NASDAQ, it shall be valued at the mean between "bid" and "ask" prices obtained by the Manager from two active market makers (which in certain cases may be the "bid" price if no "ask" price is available).

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House (ACH) transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If the Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day after such Federal Funds are received. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in- law, brothers and sisters, sons-and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews. Relations by virtue of a remarriage (step-children, step-parents, etc.) are included.

The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the
 Sub-Distributor and include the following:

Oppenheimer Bond Fund Oppenheimer Bond Fund for Growth Oppenheimer California Municipal Fund Oppenheimer Capital Appreciation Fund Oppenheimer Champion Income Fund Oppenheimer Developing Markets Fund Oppenheimer Disciplined Allocation Fund Oppenheimer Disciplined Value Fund Oppenheimer Discovery Fund Oppenheimer Enterprise Fund Oppenheimer Equity Income Fund Oppenheimer Florida Municipal Fund Oppenheimer Global Fund Oppenheimer Global Growth & Income Fund Oppenheimer Gold & Special Minerals Fund Oppenheimer Growth Fund Oppenheimer High Yield Fund Oppenheimer Insured Municipal Fund Oppenheimer Intermediate Municipal Fund Oppenheimer International Bond Fund Oppenheimer International Growth Fund Oppenheimer International Small Company Fund Oppenheimer LifeSpan Balanced Fund Oppenheimer LifeSpan Growth Fund Oppenheimer LifeSpan Income Fund Oppenheimer Limited-Term Government Fund Oppenheimer Main Street California Municipal Fund Oppenheimer Main Street Income & Growth Fund Oppenheimer MidCap Fund Oppenheimer Multiple Strategies Fund Oppenheimer Municipal Bond Fund Oppenheimer New Jersey Municipal Fund Oppenheimer New York Municipal Fund Oppenheimer Pennsylvania
Municipal Fund Oppenheimer Quest Capital Value Fund, Inc. Oppenheimer Quest Global Value Fund, Inc. Oppenheimer Quest Growth & Income Value Fund Oppenheimer Quest Officers Value Fund Oppenheimer Quest Opportunity Value Fund Oppenheimer Quest Small Cap Value Fund Oppenheimer Quest Value Fund, Inc. Oppenheimer Real Asset Fund Oppenheimer Strategic Income Fund Oppenheimer Total Return Fund, Inc. Oppenheimer U.S. Government Trust Rochester Fund Municipals the following "Money Market Funds":

Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust

Oppenheimer Cash Reserves
Oppenheimer Money Market Fund, Inc.


      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).


Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares of the Fund or Class A and Class B shares of the Fund or Class A and Class B shares of other Oppenheimer funds during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.


      In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in Terms of Escrow, below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.


      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.


      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      o  Terms of Escrow That Apply to Letters of Intent.

      (1) Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.


      (2) If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.


      (3) If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      (4) By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.


      (5) The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares of the Fund subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A shares or Class B shares acquired in exchange for either (i) Class A shares sold with a front-end sales charge of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.


      (6) Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds. If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited normally four to five business days prior to the investment dates selected in the Account Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmission.


      There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.


Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

How to Sell Shares

Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.

      By choosing the Checkwriting privilege, whether you do so by signing the Account Application or by completing a Checkwriting card, the individuals signing (1) represent that they are either the registered owner(s) of the shares of the Fund, or are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of such registered owner(s); (2) authorize the Fund, its Transfer Agent and any bank through which the Fund's drafts ("checks") are payable (the "Bank"), to pay all checks drawn on the Fund account of such person(s) and to effect a redemption of sufficient shares in that account to cover payment of such checks; (3) specifically acknowledge(s) that if you choose to permit a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from an account even if that account is registered in the names of more than one person or even if more than one authorized signature appears on the Checkwriting card or the Application, as applicable; and (4) understand(s) that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine, or for returning or not paying checks which have not been accepted for any reason.


Selling Shares by Wire. The wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.


Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

 Payments "In Kind." The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under the "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.


Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares that you purchased subject to an initial sales charge, or (ii) Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them without sales charge. This privilege does not apply to Class C or Class X shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable, as described in "How to Exchange Shares" below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.


Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale).
The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B, Class C and Class X contingent deferred sales charge will be followed in determining the order in which shares are transferred.


Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature- guaranteed instructions. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A Share purchases, shareholders should not make regular additional Class A Share purchases while participating in an Automatic Withdrawal Plan. Class B, Class C and Class X shareholders should not establish withdrawal plans because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B and Class C Sales Charge").

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below, as well as those stated in the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.


      o Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.


      o Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under such plans should not be considered as a yield or income on your investment. It may not be desirable to purchase additional shares of Class A shares while maintaining automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.


      The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent and the Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect.
The Planholder may, at any time,
instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

      The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend- reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

      To use Class A shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the Class A shares in certificated form. Share certificates are not issued for Class B, Class C or Class X shares. Upon written request from the Planholder, the Transfer Agent will determine the number of Class A shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.


How  to Exchange Shares


As stated in the Prospectus, except with respect to Class X shares of the Fund which may be exchanged only for Class B shares of other Oppenheimer funds, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A Shares" for this purpose. All of the Oppenheimer funds offer Class A, Class B and Class C shares except Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust, Daily Cash Accumulation Fund, Inc. and Oppenheimer Money Market Fund, Inc., which offer only Class A shares, and Oppenheimer Main Street California Municipal Fund which offer only Class A and Class B shares. (Class B and Class C shares of Oppenheimer Cash Reserves are generally only available by exchange from the same class of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A current list showing which funds offer which class can be obtained by calling the Distributor at 1-800-525-7048.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege.


       Shares of the

Fund acquired by reinvestment of dividends or distribution from any other of the Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 12 months of the end of the calendar month of the initial purchase of the exchanged Class A shares (18 months if the shares were initially purchased prior to May 1, 1997), the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 5 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.


      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B, Class C or Class X shares. Note that Class X shares may only be exchanged for Class B shares of other Oppenheimer funds.


      The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.


      Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date").
Normally, shares of the fund to be
acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order. Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

      The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B, Class C and Class X shares ," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B shares, Class C and Class X shares are expected to be lower as a result of the asset-based sales charge on Class B shares, Class C shares and Class X shares , and Class B, Class C and Class X dividends will also differ in amount as a consequence of any difference in net asset value between Class A shares, Class B shares, Class C shares and Class X shares.

      Distributions may be made annually in December out of any net short-term or long-term capital gains realized from the sale of securities. Any difference between the net asset values of Class A, Class B, Class C and Class X shares will be reflected in such distributions. Distributions from net short-term capital gains are taxable to shareholders as ordinary income and when paid by the Fund are considered "dividends." The Fund may make a supplemental distribution of capital gains and ordinary income following the end of its fiscal year. Long-term capital gains distributions, if any are taxable as long-term capital gains whether received in cash or reinvested and regardless of how long Fund shares have been held. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.


Tax Status of the Fund's Dividends and Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends which are derived from net investment income earned by the Fund on Municipal Obligations will be excludable from gross income of shareholders for Federal income tax purposes. Net investment income includes the allocation of amounts of income from the Municipal Securities in the Fund's portfolio which are free from Federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends made during the Fund's tax year. Such designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period. All of the Fund's dividends (excluding capital gains distributions) paid during 1996 were exempt from Federal income tax and New York State and New York City personal income taxes. A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund. 22.39% of the Fund's dividends (excluding distributions) paid during 1997 were a tax preference item for shareholders subject to the alternative minimum tax.


      A shareholder receiving a dividend from income earned by the Fund from one or more of: (1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities); (2) income from securities loans; (3) income or gains from options or futures; or (4) an excess of net short-term capital gain over net long-term capital loss from the Fund, treats the dividend as a receipt of either ordinary income or long-term capital gain in the computation of gross income, regardless of whether the dividend is reinvested. The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to Federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase (which period may be shortened by regulation) will be disallowed for Federal income tax purposes to the extent of exempt-interest dividends received on such shares.

      If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year. For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation, will receive no tax deduction for payments of dividends and distributions made to shareholders and will no longer be able to pay dividends which are exempt from Federal income tax and New York State and New York City personal income taxes to its shareholders.

      Under the Internal Revenue Code, by December 31 each year the Fund must distribute at least 98% of its taxable investment income earned and its capital gains realized from January 1 through December 31 of that year or else the Fund must pay an excise tax on the amounts not distributed. The Manager might determine in a particular year that it might be in the best interest of shareholders for the Fund not to make distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      The Internal Revenue Code requires that a holder (such as the Fund) of a zero coupon security accrue as income each year a portion of the discount at which the security was purchased even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year or be subject to excise taxes, as described above. Accordingly, when the Fund holds zero coupon securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received during that year. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would have had in the absence of such transactions.

New York State and City Taxes. To the extent that exempt-interest dividends are derived from interest on Municipal Obligations, such distributions will be exempt from New York State and City personal income taxes. However, an investment in the Fund may result in liability for state and/or local taxes for individual shareholders subject to taxation by states other than New York State or cities other than New York City because the exemption from New York State and New York City personal income taxes does not prevent such other jurisdictions from taxing individual shareholders on dividends received from the Fund. In addition, distributions derived from interest on tax exempt securities other than Municipal Obligations will be treated as taxable ordinary income for purposes of New York State and New York City personal income taxes. For New York State and New York City personal income tax purposes, distributions of net long-term capital gains will be taxable at the same rates as ordinary income.

      Exempt-interest dividends are included in a corporation's net investment income for purposes of calculating such corporation's New York State corporate franchise tax and New York City general corporation tax and will be subject to such taxes to the extent that a corporate shareholder's net investment income is allocated to New York State and/or New York City.

      All or a portion of interest on indebtedness incurred or continued to purchase or carry the Fund's shares generally will not be deductible for New York State and New York City personal income tax purposes.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. Not all of the Oppenheimer funds offer Class B shares and Class C shares. The names of the funds that offer Class B and Class C shares can be obtained by calling the Distributor at 1-800-525-7048. To elect this option, the shareholder must notify the Transfer Agent in writing and must either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. Citibank, N.A., 399 Park Avenue, New York, NY 10043, is currently the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates.


Independent Accountants. Price Waterhouse LLP, 950 Seventeenth Street, Suite 2500, Denver, Colorado 80202, serves as the Fund's independent accountants. The services provided by Price Waterhouse LLP include auditing services and review and consultations on various filings by the Fund with the Securities and Exchange Commission and tax authorities. They also act as auditors for certain other funds advised by the Manager and its affiliates.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Rochester Portfolio Series

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Limited Term New York Municipal Fund (the sole portfolio constituting Rochester Portfolio Series, hereafter referred to as the Fund) at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.



/s/ PRICE WATERHOUSE LLP
----------------------------
    PRICE WATERHOUSE LLP


Denver, Colorado
January 28, 1998

LIMITED TERM NEW YORK MUNICIPAL FUND                                         STATEMENT OF INVESTMENTS -- DECEMBER 31, 1997
                                                                                             Effective
 Face Amount                                                                                  Maturity
(000) Omitted          Description                             Coupon        Maturity           Date*         Market Value
--------------------------------------------------------------------------------------------------------------------------
$   452     Albany Hsg. Authority                              0.000%        10/01/12        10/01/02(a)      $    115,716
     40     Albany IDA (152 Washington Avenue)                 7.500         11/01/01        05/01/98(b)            40,330
  1,975     Albany IDA (H. Johnson Office Pk.)                 5.750         03/01/18        03/01/98(d)         1,977,172
    220     Albany IDA (Port of Albany)                        6.250         02/01/05        04/24/02(c)           232,395
     30     Albany IDA (Spectrapark)                           7.150         12/01/98          -----                31,027
     60     Albany IDA (Spectrapark)                           7.250         12/01/99          -----                62,768
     50     Albany IDA (Spectrapark)                           7.500         12/01/03        12/01/98(b)            52,035
  3,525     Albany IDA (Spectrapark)                           7.600         12/01/09        12/01/98(b)         3,688,172
     40     Albany Parking Authority                           0.000         09/15/02          -----                32,518
     25     Albany Parking Authority                           0.000         09/15/03          -----                19,340
    625     Albany Parking Authority                           0.000         09/15/04          -----               430,013
     20     Albany Parking Authority                           0.000         09/15/05          -----                14,003
  1,610     Albany Parking Authority                           6.850         11/01/12(s)     11/01/01(b)         1,766,830
  5,015     Albany Parking Authority                           7.150         09/15/16(s)     09/15/01(b)         5,424,926
    275     Albany Water Finance Authority                     7.500         12/01/17        12/01/98(b)           289,077
    645     Allegany IDA (Alfred University)                   6.900         09/01/99          -----               650,328
    100     Allegany IDA (Atlantic Richfield)                  6.625         09/01/16        09/01/02(b)           108,968
    300     American Samoa Power Authority                     6.700         09/01/98          -----               304,977
    300     American Samoa Power Authority                     6.750         09/01/99          -----               311,202
    700     American Samoa Power Authority                     6.800         09/01/98          -----               712,068
    700     American Samoa Power Authority                     6.900         09/01/99          -----               727,804
    700     American Samoa Power Authority                     7.000         09/01/00          -----               742,735
  3,400     Amherst IDA (Amherst Rink)                         5.550         10/01/17(s)     10/01/09(b)         3,452,496
     50     Auburn IDA (Alcoa)                                 7.600         12/01/98          -----                51,282
    555     Babylon IDA (WWH Ambulance)                        7.000         09/15/01        04/12/00(c)           587,318
     65     Baldwinsville Development Corp.                    7.200         06/01/10        07/01/98(b)            67,117
    755     Batavia Hsg. Authority (Trocaire Place)            7.650         04/01/08        12/30/03(c)           821,689
    100     Battery Park City Authority                        5.650         12/01/13(s)     06/01/98(b)           100,001
    735     Blauvelt Volunteer Fire Co.                        6.000         10/15/08        04/23/04(c)           747,297
     40     Brookhaven GO                                      6.400         10/01/10        10/01/02(b)            44,025
    185     Brookhaven IDA (Dowling College)                   6.200         03/01/01          -----               194,006
    195     Brookhaven IDA (Dowling College)                   6.300         03/01/02          -----               206,743
    205     Brookhaven IDA (Dowling College)                   6.400         03/01/03          -----               219,932
    145     Brookhaven IDA (Farber)                            6.188(v)      12/01/98        06/01/98(f)           145,000
     30     Broome IDA (Industrial Park)                       7.450         12/01/98          -----                30,289
  1,400     Carnegie Redevelopment Corp.                       6.250         09/01/05        12/04/01(c)         1,478,148
  1,550     Carnegie Redevelopment Corp.                       6.500         09/01/11        05/17/09(c)         1,671,288
    505     Clifton Park (Caldor)                             11.250         12/01/12        12/01/98(b)           523,382
  1,215     Clifton Springs Hospital & Clinic                  7.000         01/01/01        01/16/00(c)         1,256,747
     35     Colonie IDA (Homeowner Association)                7.250         10/01/02        04/01/98(b)            35,127
     25     Cortland IDA (Paul Bunyon)                         8.000         07/01/00        07/01/98(b)            25,657
    275     Dutchess IDA (Bard College)                        6.500         11/01/03          -----               298,664
  1,175     Dutchess Res Rec (Solid Waste)                     6.800         01/01/10        01/01/03(b)         1,259,436
    290     Elmira HDC                                         7.500         08/01/08        02/01/98(b)           300,391
     15     Elmira HDC                                         7.500         08/01/09        02/01/98(b)            15,537
    440     Erie IDA (FMC Corp.)                               6.000         02/01/03        02/01/98(b)           450,811
    295     Erie IDA (Medaille College)                        7.400         12/30/02        02/19/01(c)           313,252
     40     Erie IDA (Medishield)                              7.200         08/01/04        08/01/98(b)            40,342
    775     Erie IDA (Mercy Hospital)                          5.900         06/01/03        07/12/01(c)           803,722
    940     Essex IDA (International Paper)                    6.500         05/01/06        05/01/98(b)           948,460
  2,575     Franklin IDA (COP)                                 8.125         08/01/06        10/09/03(c)         2,997,867
  1,695     Franklin IDA (Correctional Facilities)             6.375         11/01/02        12/16/00(c)         1,749,799
     60     Franklin IDA (Correctional Facilities)             6.750         11/01/12(s)     11/01/02(b)            65,588
  2,120     Franklin SWMA                                      6.000         06/01/05        11/19/03(c)         2,208,340
  1,350     Franklin SWMA                                      6.125         06/01/09        12/28/07(c)         1,402,245
 11,635     Guam Airport Authority                             6.600         10/01/10        10/01/03(b)        12,753,938
  2,750     Guam GO                                            5.750         09/01/04        03/01/99(b)         2,785,008
  1,000     Guam GO                                            5.900         09/01/05        03/01/99(b)         1,013,620
    175     Guam Government Limited Obligation, Series A       7.000         11/15/04        11/15/99(a)           187,619
  1,200     Guam Power Authority                               6.300         10/01/12(s)     10/01/04(b)         1,269,324
  3,030     Guam Power Authority                               6.375         10/01/08        10/01/02(b)         3,243,888

LIMITED TERM NEW YORK MUNICIPAL FUND                                         STATEMENT OF INVESTMENTS -- DECEMBER 31, 1997
                                                                                             Effective
 Face Amount                                                                                  Maturity
(000) Omitted          Description                             Coupon        Maturity           Date*         Market Value
--------------------------------------------------------------------------------------------------------------------------
$ 2,950     Guam Power Authority                               6.625%        10/01/14(s)     10/01/04(b)      $  3,233,466
    890     Hamilton Elderly Hsg.                             11.250         01/01/15(s)     05/01/98(b)           931,082
  1,500     Hempstead IDA (Nassau Dist. Energy)                7.750         09/15/15(s)     03/15/98(b)         1,509,225
     20     Hempstead IDA (UCP)                                7.500         10/01/09        10/01/99(b)            21,220
  2,700     Herkimer Hsg. Authority                            7.150         03/01/11(s)     09/01/06(b)         2,953,908
  1,560     Herkimer IDA (Burrows Paper)                       7.250         01/01/01        01/20/00(c)         1,593,134
  1,000     Herkimer IDA (Burrows Paper)                       8.000         01/01/09        10/28/05(c)         1,044,310
    475     Hudson IDA (Have, Inc.)                            7.125         12/01/07        01/01/04(c)           497,909
     90     Islip IDA (WJL Realty)                             7.400         03/01/99          -----                91,049
  1,160     Islip Res Rec                                      5.850         07/01/02          -----             1,242,163
    330     Jamestown GO                                       7.000         03/15/99          -----               341,883
    250     Jamestown GO                                       7.000         03/15/00          -----               265,305
  3,200     Jamestown Hsg. Authority                           6.125         07/01/10        08/17/05(c)         3,327,392
    460     Jefferson IDA (Stature Electric)                   7.500         08/01/99        02/01/98(b)           465,906
    420     Lincoln Towers Hsg. Corp.                         11.250         01/01/15(s)     05/01/98(b)           439,110
     86     Locke Fire District #1 (i)                         7.500         07/01/02        01/03/02(c)            91,933
  1,705     Madison IDA (Morrisville College)                  6.750         07/01/07        04/12/03(c)         1,787,863
    210     Medina Hsg. Corp.                                  8.250         08/15/11(s)     02/15/98(b)           217,942
    595     Middleton IDA (Fleurchem)                          7.125         12/01/08        09/19/04(c)           625,607
    810     Middleton IDA (Southwinds)                         7.250         03/01/03        04/21/01(c)           848,872
      5     Monroe County Airport                              0.000         01/01/04          -----                 3,874
     30     Monroe County GO                                   6.100         05/01/03          -----                30,527
  2,815     Monroe IDA (Al Sigl Center)                        6.125         12/15/08        07/13/04(c)         3,046,140
  1,210     Monroe IDA (Al Sigl Center)                        6.375         12/15/05        11/01/02(c)         1,273,198
  1,135     Monroe IDA (Al Sigl Center)                        6.750         12/15/10        01/31/09(c)         1,204,383
     10     Monroe IDA (Cohber)                                7.500         12/01/00        12/01/98(b)            10,349
    100     Monroe IDA (Cohber)                                7.550         12/01/01        12/01/98(b)           102,751
    838     Monroe IDA (Emil Muller)                           6.500         10/01/04        09/04/01(c)           838,967
    360     Monroe IDA (Geva Theatre)                          7.750         04/01/03          -----               361,159
    990     Monroe IDA (Geva Theatre)                          7.750         04/01/02        11/02/00(c)           993,188
      6     Monroe IDA (Hahn)                                  7.250         06/01/98        03/31/98(c)             6,035
     45     Monroe IDA (Hahn)                                  7.250         06/01/98        03/31/98(c)            44,730
     43     Monroe IDA (Palmer)                                6.500         08/01/98        06/08/98(c)            42,978
  2,010     Monroe IDA (Piano Works)                           6.625         11/01/06        04/08/03(c)         2,127,706
    300     Monroe IDA (Roberts Wesleyan College)              6.200         09/01/05          -----               310,524
    195     Monroe IDA (West End Business)                     6.750         12/01/04        09/01/02(c)           204,920
    145     Montgomery IDA (Amsterdam)                         6.000         01/15/98          -----               145,000
    885     Montgomery IDA (Amsterdam)                         6.500         01/15/03        02/17/01(c)           916,630
     50     MTA Service Contract                               7.000         07/01/09        07/01/01(b)            55,508
     30     MTA Service Contract, Series L                     6.000         07/01/15(s)     07/01/98(b)            30,028
    100     MTA Service Contract, Series L                     7.500         07/01/17        07/01/98(b)           103,748
     45     MTA Service Contract, Series L                     7.500         07/01/17        07/01/98(b)            46,687
  5,000     MTA Service Contract, Series P                     5.750         07/01/15        07/01/05(b)         5,153,350
  2,785     MTA Service Contract, Series R                     5.200(w)      07/01/08          -----             2,825,912
  5,160     MTA Service Contract, Series R                     5.200(w)      07/01/08          -----             5,235,800
  1,420     MTA Service Contract, Series R                     5.300(w)      07/01/09          -----             1,442,223
  2,915     MTA Service Contract, Series R                     5.300(w)      07/01/09          -----             2,960,620
     30     MTA Transportation Facility Revenue                7.400         07/01/02        07/01/98(b)            31,128
     65     MTA Transportation Facility Revenue, Series K      6.250         07/01/11        07/01/02(b)            69,208
    345     MTA (Special Obligation)                           6.875         01/01/08        01/01/00(b)           369,912
    430     Nassau IDA (ACLDD)                                 7.250         10/01/04        01/02/02(c)           455,314
  1,090     New Rochelle IDA (CNR)                             6.000         07/01/02        08/11/00(c)         1,160,959
    260     New Rochelle IDA (CNR)                             6.300         07/01/03          -----               282,711
    275     New Rochelle IDA (CNR)                             6.400         07/01/04          -----               299,514
    255     Newark Sr. Citizens Hsg.                           9.000         03/01/11        03/01/98(b)           272,544
    115     Niagara Frontier Transit Authority                 7.000         02/15/00        02/15/98(b)           117,735
  2,100     Niagara IDA (Sevenson Hotel)                       5.750         05/01/03        10/30/00(c)         2,132,550
    665     North Babylon Volunteer Fire Co.                   5.000         08/01/07        11/21/03(c)           686,706
    575     North Country Development Authority                6.600         07/01/02          -----               607,959
  2,995     North Country Development Authority                6.750         07/01/12(s)     07/01/99(b)         3,173,143
     10     Northern Marianas Island Port Authority            7.050         10/01/05        04/01/98(b)            10,172

LIMITED TERM NEW YORK MUNICIPAL FUND                                         STATEMENT OF INVESTMENTS -- DECEMBER 31, 1997
                                                                                             Effective
 Face Amount                                                                                  Maturity
(000) Omitted          Description                             Coupon        Maturity           Date*         Market Value
--------------------------------------------------------------------------------------------------------------------------
$   130     Northern Marianas Island Port Authority            7.050%        10/01/04        04/01/98(b)      $    132,304
  1,460     NYC GO                                             0.000         02/01/02          -----             1,231,846
    630     NYC GO                                             0.000         04/01/01          -----               552,938
     50     NYC GO                                             0.000(+)      02/01/12        02/01/02(b)            41,110
  1,000     NYC GO                                             0.000         02/01/03          -----               803,520
  1,340     NYC GO                                             0.000(+)      05/15/14        05/15/08(b)         1,050,721
     10     NYC GO                                             0.000         08/01/07        08/01/02(b)             8,066
     30     NYC GO                                             0.000         08/01/06        08/01/98(b)            29,593
     50     NYC GO                                             0.000         08/15/01          -----                43,234
  1,500     NYC GO                                             0.000         02/01/01          -----             1,325,370
    170     NYC GO                                             0.000         04/01/00          -----               155,832
  2,000     NYC GO                                             0.000         08/15/00          -----             1,807,120
 17,750     NYC GO                                             5.125         08/01/10          ----- (b)        17,772,898
     15     NYC GO                                             5.625         08/01/14        08/01/06(b)            15,342
     10     NYC GO                                             5.625         10/01/13        10/01/05(b)            10,210
    100     NYC GO                                             5.750         08/15/11        08/15/05(b)           103,864
      5     NYC GO                                             5.750         08/15/14        08/15/05(b)             5,133
     10     NYC GO                                             5.750         05/15/13        05/15/05(b)            10,314
     50     NYC GO                                             5.750         08/15/16        08/15/05(b)            51,361
  1,000     NYC GO                                             5.750         08/15/14        08/15/05(b)         1,027,220
     20     NYC GO                                             5.750         08/15/12        08/15/05(b)            20,722
     25     NYC GO                                             5.750         08/01/15        08/01/05(b)            25,678
    400     NYC GO                                             5.875         03/15/13        03/15/08(b)           420,812
 11,870     NYC GO                                             5.920(r)      08/15/10        08/15/05(b)        11,885,431
  1,750     NYC GO                                             6.000         04/15/09          -----             1,896,458
     90     NYC GO                                             6.000         02/15/12        02/15/07(b)            95,243
     75     NYC GO                                             6.000         02/15/11        02/15/07(b)            79,554
    500     NYC GO                                             6.000         08/01/17(s)     08/01/07(b)           528,650
     15     NYC GO                                             6.000         08/01/06        08/01/99(a)            15,469
     30     NYC GO                                             6.000         08/01/10        08/01/05(b)            31,786
     25     NYC GO                                             6.000         02/15/14        02/15/07(b)            26,228
     50     NYC GO                                             6.000         08/01/16(s)     08/01/08(b)            54,192
  1,075     NYC GO                                             6.000         08/01/17        08/01/09(b)         1,136,598
     35     NYC GO                                             6.000         05/15/15        05/15/05(b)            36,585
     55     NYC GO                                             6.000         08/01/14        02/01/98(b)            55,030
     40     NYC GO                                             6.000         02/15/15        02/15/07(b)            41,916
      5     NYC GO                                             6.000         08/01/06        08/01/99(b)             5,093
     30     NYC GO                                             6.000         08/01/12        02/01/98(b)            30,029
     20     NYC GO                                             6.000         08/01/06        08/01/99(b)            20,517
     20     NYC GO                                             6.125         08/01/11        08/01/06(b)            21,360
  2,000     NYC GO                                             6.250         08/01/12        08/01/08(b)         2,173,260
  2,500     NYC GO                                             6.250         08/01/08          -----             2,773,125
 10,550     NYC GO                                             6.250         08/01/09        08/01/08(b)        11,642,136
    205     NYC GO                                             6.250         08/01/10        08/01/08(b)           224,709
  4,265     NYC GO                                             6.250         08/01/13        08/01/08(b)         4,615,924
     45     NYC GO                                             6.250         10/01/08        10/01/02(b)            49,322
  1,050     NYC GO                                             6.300         08/15/08        08/15/05(b)         1,152,564
  2,105     NYC GO                                             6.375         08/01/07        08/01/02(b)         2,267,064
    970     NYC GO                                             6.375         08/15/10        08/15/05(b)         1,060,259
    135     NYC GO                                             6.375         08/15/11        08/15/05(b)           146,757
 10,000     NYC GO                                             6.375         08/15/12        08/15/05(b)        10,844,500
  1,890     NYC GO                                             6.375         08/01/10        08/01/05(b)         2,065,241
  1,000     NYC GO                                             6.375         02/15/06          -----             1,103,040
    620     NYC GO                                             6.375         08/01/06        08/01/04(b)           667,734
 13,500     NYC GO                                             6.375         08/15/09        08/15/05(b)        14,801,265
     15     NYC GO                                             6.500         12/01/13        06/01/98(b)            15,331
 13,000     NYC GO                                             6.500         08/01/11        08/01/02(b)        14,039,090
     80     NYC GO                                             6.500         08/01/13        08/01/02(b)            86,394
    100     NYC GO                                             6.500         08/01/14        08/15/05(b)           111,190
    110     NYC GO                                             6.500         08/01/05        08/01/02(b)           119,739
    600     NYC GO                                             6.500         02/15/08        02/15/05(b)           662,862

LIMITED TERM NEW YORK MUNICIPAL FUND                                         STATEMENT OF INVESTMENTS -- DECEMBER 31, 1997
                                                                                             Effective
 Face Amount                                                                                  Maturity
(000) Omitted          Description                             Coupon        Maturity           Date*         Market Value
--------------------------------------------------------------------------------------------------------------------------
$     5     NYC GO                                             6.500%        12/01/15        06/01/98(b)      $      5,123
    100     NYC GO                                             6.500         08/01/12        08/01/02(b)           107,993
     50     NYC GO                                             6.500         08/01/16        08/01/05(b)            55,595
    115     NYC GO                                             6.500         08/01/08        08/01/02(b)           124,439
     20     NYC GO                                             6.500         08/01/06        08/01/02(b)            21,642
     90     NYC GO                                             6.500         08/15/18        02/15/98(b)            90,288
     20     NYC GO                                             6.500         12/01/15        06/01/98(a)            20,520
 10,000     NYC GO                                             6.625         02/15/14        02/15/05(b)        11,160,600
    360     NYC GO                                             6.750         10/01/06        10/01/02(a)           403,560
  1,300     NYC GO                                             6.750         10/01/05        10/01/02(a)         1,455,519
      5     NYC GO                                             6.750         01/15/12        01/15/98(b)             5,067
     50     NYC GO                                             6.750         10/01/17        10/01/04(b)            54,960
    365     NYC GO                                             6.750         10/01/06        10/01/02(b)           399,737
    250     NYC GO                                             6.750         10/01/05        10/01/02(b)           274,800
      5     NYC GO                                             7.000         12/01/08        06/01/98(b)             5,131
    455     NYC GO                                             7.000         02/01/01        02/01/98(b)           460,524
     15     NYC GO                                             7.000         08/15/99        02/15/98(b)            15,284
  1,180     NYC GO                                             7.000         08/15/16        08/15/04(b)         1,344,398
      5     NYC GO                                             7.000         02/01/09        02/01/98(b)             5,057
    490     NYC GO                                             7.000         02/01/00        02/01/98(b)           496,003
    180     NYC GO                                             7.000         08/15/16        08/15/04(a)           209,650
      5     NYC GO                                             7.000         02/01/11        02/01/98(a)             5,063
    390     NYC GO                                             7.000         02/01/06        02/01/02(b)           434,105
      5     NYC GO                                             7.000         08/01/09        02/01/98(b)             5,085
    730     NYC GO                                             7.000         10/01/09        10/01/04(b)           810,767
     30     NYC GO                                             7.000         02/01/12        02/01/98(b)            30,362
     15     NYC GO                                             7.000         08/01/16        08/01/02(b)            16,615
  2,860     NYC GO                                             7.000         02/01/06        02/01/02(a)         3,196,908
     55     NYC GO                                             7.000         02/01/17        02/01/02(a)            51,900
     10     NYC GO                                             7.000         08/01/00        02/01/98(b)            10,173
    365     NYC GO                                             7.000         08/01/07          -----               423,732
     15     NYC GO                                             7.000         02/01/17        02/01/02(b)            16,477
     25     NYC GO                                             7.000         10/01/15        10/01/99(b)            26,228
     65     NYC GO                                             7.000         10/01/16        10/01/99(b)            68,192
  9,145     NYC GO                                             7.000         10/01/13        10/01/02(b)        10,156,803
     35     NYC GO                                             7.000         12/01/06        06/01/98(b)            35,685
     15     NYC GO                                             7.000         10/01/18        10/01/99(b)            15,737
      5     NYC GO                                             7.000         08/15/07        02/01/98(b)             5,085
      5     NYC GO                                             7.000         12/01/10        06/01/98(b)             5,131
  2,000     NYC GO                                             7.000         02/01/16        02/01/02(b)         2,201,660
     20     NYC GO                                             7.000         08/15/02        02/15/98(b)            20,376
    145     NYC GO                                             7.100         02/01/10        02/01/02(b)           159,812
     55     NYC GO                                             7.100         02/01/10        02/01/02(a)            61,683
  1,970     NYC GO                                             7.100         02/01/09        02/01/02(a)         2,209,375
    100     NYC GO                                             7.100         08/15/07        08/15/04(b)           112,971
    250     NYC GO                                             7.100         02/01/09        02/01/02(b)           275,538
     10     NYC GO                                             7.100         02/01/04        02/01/98(b)            10,119
     20     NYC GO                                             7.200         02/01/15        02/01/02(a)            22,505
  1,450     NYC GO                                             7.200         08/15/08        08/15/04(b)         1,668,370
     25     NYC GO                                             7.200         02/01/05        02/01/98(b)            25,319
     25     NYC GO                                             7.200         08/01/01        02/01/98(b)            27,187
  1,010     NYC GO                                             7.250         08/15/19        08/15/04(b)         1,158,117
  3,990     NYC GO                                             7.250         08/15/19        08/15/04(a)         4,704,290
    100     NYC GO                                             7.250         02/01/07        02/01/98(b)           100,329
      5     NYC GO                                             7.250         02/01/07        02/01/98(b)             5,059
     15     NYC GO                                             7.250         08/15/17        08/15/99(b)            15,899
      5     NYC GO                                             7.300         08/15/98        02/15/98(b)             5,094
    285     NYC GO                                             7.400         02/01/02          -----               316,330
    500     NYC GO                                             7.400         02/01/00          -----               532,130
     10     NYC GO                                             7.500         08/01/01        08/01/99(a)            10,682
     50     NYC GO                                             7.500         08/01/04        08/01/98(b)            51,835

LIMITED TERM NEW YORK MUNICIPAL FUND                                         STATEMENT OF INVESTMENTS -- DECEMBER 31, 1997
                                                                                             Effective
 Face Amount                                                                                  Maturity
(000) Omitted          Description                             Coupon        Maturity           Date*         Market Value
--------------------------------------------------------------------------------------------------------------------------
$ 8,900     NYC GO                                             7.500%        02/01/06        02/01/02(b)      $ 10,028,698
      5     NYC GO                                             7.500         08/01/01        08/01/99(b)             5,313
    220     NYC GO                                             7.500         02/01/07        02/01/02(b)           247,196
     20     NYC GO                                             7.500         12/01/03        06/01/98(b)            20,079
 10,125     NYC GO                                             7.500         02/01/04        02/01/02(b)        11,343,240
    115     NYC GO                                             7.500         08/15/03        08/15/99(b)           122,319
     55     NYC GO                                             7.500         02/01/05        02/01/02(b)            61,580
      5     NYC GO                                             7.500         08/15/05        02/15/98(b)             5,094
    105     NYC GO                                             7.500         03/15/09        03/15/00(b)           113,169
  2,425     NYC GO                                             7.500         02/01/09        02/01/02(b)         2,734,479
      5     NYC GO                                             7.500         08/15/01        02/15/98(b)             5,095
     45     NYC GO                                             7.625         02/01/13        02/01/02(a)            51,475
      5     NYC GO                                             7.625         02/01/13        02/01/02(b)             5,641
  3,705     NYC GO                                             7.650         02/01/07        02/01/02(a)         4,241,521
    315     NYC GO                                             7.650         02/01/07        02/01/02(b)           353,928
     25     NYC GO                                             7.700         02/01/09        02/01/02(b)            28,366
    275     NYC GO                                             7.700         02/01/09        02/01/02(a)           315,334
    180     NYC GO                                             7.750         08/15/12        08/15/01(a)           204,520
    125     NYC GO                                             7.750         08/15/05        08/15/01(b)           139,448
    485     NYC GO                                             7.750         08/15/06        08/15/01(b)           541,745
    525     NYC GO                                             7.750         08/15/05        08/15/01(a)           596,516
      5     NYC GO                                             7.750         08/15/11        08/15/01(b)             5,594
     30     NYC GO                                             7.750         08/15/06        08/15/01(a)            34,087
     90     NYC GO                                             7.750         08/15/07        08/15/01(b)           100,402
  1,460     NYC GO                                             7.750         08/15/09        08/15/01(a)         1,658,881
    320     NYC GO                                             7.750         08/15/01        08/15/99(a)           343,882
     95     NYC GO                                             7.750         08/15/09        08/15/01(b)           106,623
  1,410     NYC GO                                             7.750         08/15/07        08/15/01(a)         1,602,070
     40     NYC GO                                             7.750         08/15/11        08/15/01(a)            45,449
    405     NYC GO                                             7.750         08/15/01        08/15/99(b)           432,342
     75     NYC GO                                             7.875         08/01/04        08/01/00(b)            82,242
    200     NYC GO                                             8.000         08/01/01        08/01/98(b)           207,420
  1,685     NYC GO                                             8.000         08/01/03        08/01/01(b)         1,900,697
      5     NYC GO                                             8.250         08/01/11        08/01/01(b)             5,721
  1,445     NYC GO                                             6.600         02/15/10        02/15/05(b)         1,612,403
 14,000     NYC GO                                             6.600         10/01/16        10/01/02(b)        15,225,280
    110     NYC GO                                             8.250         11/15/10        11/15/01(b)           126,185
  2,000     NYC GO LIMO                                        0.000(+)      02/01/04        02/01/00(b)         1,938,040
  1,950     NYC GO LIMO                                        0.000(+)      02/01/07        02/01/02(e)         1,622,537
    115     NYC GO PRAMS                                       0.000(+)      10/01/06        10/01/02(b)            92,845
     50     NYC HDC                                            0.000         10/01/08        04/01/98(b)            23,876
     60     NYC HDC                                            0.000         04/01/00          -----                53,006
     80     NYC HDC                                            0.000         04/01/06        04/01/98(b)            46,110
    655     NYC HDC                                            0.000         10/01/06        04/01/98(b)           363,964
     70     NYC HDC                                            0.000         10/01/07        04/01/98(b)            35,984
     40     NYC HDC                                            0.000         04/01/99          -----                37,361
     60     NYC HDC                                            0.000         04/01/04        04/01/98(b)            40,273
     30     NYC HDC                                            0.000         04/01/08        04/01/98(b)            14,863
     30     NYC HDC                                            0.000         10/01/99          -----                27,266
     55     NYC HDC                                            0.000         10/01/04        04/01/98(b)            35,609
     90     NYC HDC                                            0.000         10/01/03        04/01/98(b)            62,804
     15     NYC HDC                                            0.000         10/01/02          -----                11,296
     30     NYC HDC                                            0.000         04/01/03        04/01/98(b)            21,699
     20     NYC HDC                                            0.000         10/01/01          -----                16,221
     90     NYC HDC                                            0.000         10/01/00          -----                77,349
     65     NYC HDC                                            0.000         04/01/05        04/01/98(b)            40,449
     75     NYC HDC                                            0.000         04/01/01          -----                62,608
  9,810     NYC HDC                                            5.500         11/01/09        05/01/08(b)        10,169,242
  5,000     NYC HDC                                            5.625         05/01/12(s)     05/01/08(b)         5,184,000
  5,045     NYC HDC                                            5.700         11/01/13(s)     05/01/05(b)         5,181,316
    520     NYC HDC                                            5.750         04/01/07        05/22/03(c)           538,424

LIMITED TERM NEW YORK MUNICIPAL FUND                                         STATEMENT OF INVESTMENTS -- DECEMBER 31, 1997
                                                                                             Effective
 Face Amount                                                                                  Maturity
(000) Omitted          Description                             Coupon        Maturity           Date*         Market Value
--------------------------------------------------------------------------------------------------------------------------
$ 1,665     NYC HDC                                            6.550%        10/01/15(s)     04/01/03(b)      $  1,778,886
    110     NYC HDC                                            7.300         06/01/10        06/01/01(b)           117,806
    275     NYC HDC                                            7.375         04/01/17        04/01/98(b)           280,572
  1,690     NYC HDC                                            7.900         02/01/23(s)     02/01/00(b)         1,786,567
    715     NYC HDC                                            8.100         09/01/23(s)     09/01/00(b)           763,985
  1,970     NYC HDC (Pass Through Certificate) (i)             6.500         09/20/03        11/20/02(c)         2,062,511
     60     NYC IDA                                            8.125         11/01/09        05/01/98(b)            60,872
  1,265     NYC IDA Composite Offering XIV, Series C           7.625         11/01/09        05/01/98(b)         1,294,664
  1,065     NYC IDA (ALA Realty)                               7.000         12/01/05        10/13/02(c)         1,133,778
  2,505     NYC IDA (American Airlines)                        8.000         07/01/20        01/01/99(b)         2,636,337
    530     NYC IDA (Amster Novelty)                           7.375         12/01/05        07/27/02(c)           533,689
    790     NYC IDA (Atlantic Veal & Lamb)                     7.250         12/01/08        08/11/04(c)           830,077
    405     NYC IDA (BHMS)                                     7.500         01/01/07        03/15/03(c)           422,111
  2,560     NYC IDA (Blood Center)                             6.800         05/01/02        06/17/00(c)         2,812,723
    760     NYC IDA (CCM)                                      7.250         12/01/06        06/13/03(c)           802,811
    360     NYC IDA (CNR)                                      6.200         09/01/10(s)     09/01/07(b)           392,134
  1,158     NYC IDA (Cummins Engine)                           6.500         03/01/05        11/24/01(c)         1,171,506
    895     NYC IDA (EPG)                                      7.400         07/30/02        09/18/00(c)           957,972
  1,965     NYC IDA (Friends Seminary School)                  6.125         12/01/07        11/30/03(c)         1,988,875
  1,550     NYC IDA (Gabrielli Truck Sales)                    7.250         12/01/07        01/02/04(c)         1,617,425
  1,835     NYC IDA (JBFS)                                     6.500         12/15/02        01/30/01(c)         1,965,065
    470     NYC IDA (Koenig Manufacturing)                     7.375         12/01/10        01/12/06(c)           495,906
     25     NYC IDA (Lighthouse)                               6.375         07/01/10        07/01/04(b)            26,692
    505     NYC IDA (OHEL)                                     7.125         03/15/03        05/08/01(c)           512,242
     41     NYC IDA (Paper Enterprises)                       10.000         11/01/98        06/18/98(c)            42,544
  3,130     NYC IDA (Plaza Packaging)                          7.650         12/01/09        12/01/99(b)         3,346,565
    720     NYC IDA (Promotional Slideguide)                   7.000         12/01/05        10/13/02(c)           753,134
     55     NYC IDA (Sharif Designs)                           7.375         11/01/09        05/01/98(b)            55,119
    240     NYC IDA (Streamline Plastics)                      7.125         12/01/05        10/08/02(c)           253,829
  3,415     NYC IDA (St. Bernard's School)                     6.125         12/01/11        01/09/06(c)         3,442,354
     50     NYC IDA (St. Christopher Ottilie Project)          6.750         07/01/99          -----                51,890
    160     NYC IDA (United Nations School)                    6.050         12/01/05          -----               171,080
    170     NYC IDA (United Nations School)                    6.100         12/01/06          -----               182,427
    180     NYC IDA (United Nations School)                    6.150         12/01/07          -----               194,267
    100     NYC IDA (Visy Paper)                               7.550         01/01/05        03/29/02(c)           112,099
  2,240     NYS COP                                            7.625         03/01/09        09/01/01(b)         2,485,482
     25     NYS Dorm                                           7.125         05/15/09        05/15/99(a)            26,573
     30     NYS Dorm (Adelphi University)                      8.000         07/01/02        07/01/98(b)            30,702
     25     NYS Dorm (Adelphi University)                      8.200         07/01/05        07/01/98(b)            25,589
    200     NYS Dorm (Adelphi University)                      8.250         07/01/06        07/01/98(b)           204,720
    700     NYS Dorm (Albany Airport)                          5.250         04/01/11          -----               706,874
    425     NYS Dorm (CDD)                                     4.750         07/01/06          -----               433,942
    150     NYS Dorm (CDD)                                     4.750         07/01/07          -----               152,816
     30     NYS Dorm (City University)                         0.000         07/01/03        07/01/98(b)            21,103
  2,020     NYS Dorm (City University)                         5.500(w)      07/01/06          -----             2,102,012
  2,000     NYS Dorm (City University)                         5.500(w)      07/01/04          -----             2,080,200
  1,500     NYS Dorm (City University)                         5.500(w)      07/01/05          -----             1,559,115
  1,050     NYS Dorm (City University)                         5.600         07/01/10        07/01/05(b)         1,088,073
  1,900     NYS Dorm (City University)                         6.000         07/01/10        07/01/08(b)         2,063,457
  6,200     NYS Dorm (City University)                         8.125         07/01/07        07/01/98(a)         6,455,192
     15     NYS Dorm (ECC)                                     7.100         07/01/09        07/01/98(b)            15,045
     25     NYS Dorm (Higher Education)                        8.500         06/01/03        06/01/98(b)            25,340
     40     NYS Dorm (Jewish Geriatric)                        7.150         08/01/14        08/01/04(b)            46,007
     25     NYS Dorm (JGB Health Facilities)                   7.000         07/01/09        07/01/98(b)            25,056
     10     NYS Dorm (L.I. Medical Center)                     7.000         08/15/99          -----                10,238
    385     NYS Dorm (L.I. Medical Center)                     7.625         08/15/08        02/15/98(b)           394,213
  5,060     NYS Dorm (L.I. Medical Center)                     7.750         08/15/27        02/15/98(b)         5,180,074
     25     NYS Dorm (Manhattan College)                       6.500         07/01/19(s)     07/01/04(b)            27,201
    750     NYS Dorm (MEET)                                    5.375         07/01/12        11/22/10(c)           750,638
  5,000     NYS Dorm (Mental Health)                           5.500         08/15/17(s)     02/15/09(b)         5,112,450
     75     NYS Dorm (Montefiore)                              8.625         07/01/10        07/01/98(b)            75,248

LIMITED TERM NEW YORK MUNICIPAL FUND                                         STATEMENT OF INVESTMENTS -- DECEMBER 31, 1997
                                                                                             Effective
 Face Amount                                                                                  Maturity
(000) Omitted          Description                             Coupon        Maturity           Date*         Market Value
--------------------------------------------------------------------------------------------------------------------------
$    35     NYS Dorm (Mount Sinai)                             6.750%        07/01/15        07/01/01(b)      $     38,350
    225     NYS Dorm (NY Medical College)                      6.875         07/01/03          -----               251,849
  1,150     NYS Dorm (Nyack Hospital)                          6.250         07/01/13(s)     07/01/08(b)         1,225,670
     75     NYS Dorm (Park Ridge Hsg.)                         7.850         02/01/29        02/01/99(b)            79,077
    815     NYS Dorm (PCP)                                     7.800         12/01/05        12/01/98(b)           855,065
     10     NYS Dorm (Rochester General Hospital)              8.750         07/01/02        07/01/98(b)            11,047
  1,150     NYS Dorm (State University)                        5.750         05/15/10        05/15/08(b)         1,246,692
  3,600     NYS Dorm (State University)                        5.750         05/15/16(s)     05/15/08(b)         3,733,560
    590     NYS Dorm (State University)                        6.000         05/15/17        05/15/00(b)           602,343
  8,730     NYS Dorm (State University)                        6.375         05/15/14        05/15/03(a)         9,753,680
     85     NYS Dorm (State University)                        7.000         05/15/16(s)     05/15/00(b)            91,634
     75     NYS Dorm (State University)                        7.000         05/15/16        05/15/00(b)            81,031
    100     NYS Dorm (St. Francis G&H)                         7.375         08/01/10        08/01/00(b)           109,954
    175     NYS Dorm (Suffolk-Judicial)                        9.000         10/15/01        04/15/98(b)           193,557
  4,085     NYS Dorm (Suffolk-Judicial)                        9.000         10/15/01        04/15/98(b)         4,453,753
    310     NYS Dorm (United Health)                           7.150         08/01/07        02/01/00(a)           332,422
     65     NYS Dorm (United Hospital)                         6.500         09/15/10        07/01/98(b)            65,118
    170     NYS Dorm (United Hospital)                        11.750         09/15/10        03/15/98(b)           171,039
    540     NYS Dorm (University of Rochester)                 6.500         07/01/09        07/01/98(b)           551,972
  4,990     NYS Dorm (University of Rochester)                 6.500         07/01/09        07/01/98(b)         5,098,533
  1,250     NYS Dorm (Upstate Community Colleges)              6.200         07/01/15(s)     07/01/07(b)         1,350,313
    200     NYS Environ. (Consolidated Water)                  7.150         11/01/14(s)     11/01/06(b)           219,978
    190     NYS Environ. (Huntington Res Rec)                  7.375         10/01/99        04/08/99(c)           199,164
  7,550     NYS Environ. (Huntington Res Rec)                  7.500         10/01/12(s)     10/01/99(b)         8,049,508
  1,400     NYS Environ. (PCR Water)                           5.625         03/15/04        03/14/01(c)         1,455,538
    330     NYS Environ. (RSP)                                 7.100         04/01/01        04/01/01(a)           360,598
     50     NYS Environ. (State Park)                          5.750         03/15/13(s)     03/15/04(b)            51,989
      5     NYS ERDA (Central Hudson G&E)                      6.250         06/01/07        06/01/98(b)             5,007
  5,000     NYS ERDA (Con Ed)                                  6.750         01/15/27        01/15/01(b)         5,350,950
     20     NYS ERDA (Con Ed)                                  7.250         11/01/24        11/01/98(b)            20,693
  4,250     NYS ERDA (Con Ed)                                  7.500         01/01/26        01/01/00(b)         4,533,518
     25     NYS ERDA (LILCO)                                   6.900         08/01/22        02/01/02(b)            27,270
    175     NYS ERDA (LILCO)                                   7.500         12/01/06        06/01/98(b)           175,313
    425     NYS ERDA (LILCO)                                   7.800         12/01/09        06/01/98(b)           427,720
    340     NYS ERDA (LILCO)                                   8.250         10/01/12        04/01/98(b)           342,176
  2,125     NYS ERDA (Niagara Mohawk)                          8.875         11/01/25        05/01/98(b)         2,174,513
    100     NYS ERDA (RG&E)                                    8.125         12/01/28        12/01/98(b)           105,442
     15     NYS GO                                             6.000         11/15/07        11/15/02(b)            16,142
     40     NYS GO                                             6.600         12/01/14        06/01/98(b)            41,177
     35     NYS HFA                                            5.875         11/01/11        11/01/01(b)            35,804
     10     NYS HFA                                            5.875         11/01/12        11/01/01(b)            10,226
      5     NYS HFA                                            5.875         11/01/10        11/01/01(b)             5,117
     15     NYS HFA                                            6.400         11/01/02        11/01/00(b)            15,330
     80     NYS HFA (Children's Rescue)                        7.400         11/01/00          -----                82,402
    140     NYS HFA (Children's Rescue)                        7.500         11/01/01          -----               144,928
     65     NYS HFA (Children's Rescue)                        7.500         05/01/01          -----                67,020
    114     NYS HFA (General Housing)                          6.500         11/01/03          -----               116,511
     30     NYS HFA (General Housing)                          6.600         11/01/06        11/01/00(b)            30,645
     10     NYS HFA (General Housing)                          6.600         11/01/05        11/01/00(b)            10,215
      6     NYS HFA (General Housing)                          6.750         11/01/98          -----                 6,133
  1,435     NYS HFA (Health Facility)                          6.000         05/01/07          -----             1,563,217
  2,165     NYS HFA (Health Facility)                          6.000         05/01/08          -----             2,357,187
 14,360     NYS HFA (Health Facility)                          7.900         11/01/99        02/08/99(c)        15,043,680
  1,560     NYS HFA (HELP/Bronx)                               8.050         11/01/05        11/01/99(b)         1,653,226
     55     NYS HFA (H&N)                                      5.900         11/01/05          -----                55,598
     15     NYS HFA (H&N)                                      5.900         11/01/03        05/01/98(b)            15,166
     10     NYS HFA (H&N)                                      6.375         11/01/01          ----- (a)            10,815
    640     NYS HFA (H&N)                                      6.800         11/01/02        05/01/98(b)           654,272
    480     NYS HFA (H&N)                                      6.800         11/01/01        05/01/98(b)           490,704
  2,145     NYS HFA (H&N)                                      6.875         11/01/07        05/01/98(b)         2,170,955
     45     NYS HFA (H&N)                                      6.875         11/01/09        05/01/98(b)            45,945

LIMITED TERM NEW YORK MUNICIPAL FUND                                         STATEMENT OF INVESTMENTS -- DECEMBER 31, 1997
                                                                                             Effective
 Face Amount                                                                                  Maturity
(000) Omitted          Description                             Coupon        Maturity           Date*         Market Value
--------------------------------------------------------------------------------------------------------------------------
$   300     NYS HFA (H&N)                                      6.875%        11/01/11        05/01/98(b)      $    306,345
     15     NYS HFA (H&N)                                      6.875         11/01/10        05/01/98(b)            15,331
     25     NYS HFA (H&N)                                      6.875         11/01/05        05/01/98(b)            25,532
     55     NYS HFA (H&N)                                      6.875         11/01/04        05/01/98(b)            56,230
      5     NYS HFA (H&N)                                      6.875         11/01/08        05/01/98(b)             5,110
     40     NYS HFA (H&N)                                      6.875         11/01/99          ----- (a)            41,044
  1,660     NYS HFA (H&N)                                      7.000         11/01/17(s)     05/01/98(b)         1,680,252
     10     NYS HFA (Insured Mtg.)                             6.250         08/15/14(s)     08/15/06(b)            10,693
    135     NYS HFA (Meadow Manor)                             7.750         11/01/19        05/01/98(b)           136,889
    125     NYS HFA (Monroe)                                   7.625         05/01/05        05/01/00(b)           135,315
    200     NYS HFA (Multi-Family)                             0.000         11/01/09        11/01/06(b)           111,708
     50     NYS HFA (Multi-Family)                             0.000         11/01/12        11/01/06(b)            22,613
     65     NYS HFA (Multi-Family)                             5.625         09/15/13(s)     09/15/05(b)            66,606
  1,000     NYS HFA (Multi-Family)                             6.450         08/15/14(s)     08/15/04(b)         1,049,230
  1,900     NYS HFA (Multi-Family)                             6.950         08/15/24        08/15/02(b)         2,017,287
    100     NYS HFA (Multi-Family)                             6.950         08/15/12        08/15/02(b)           108,248
     15     NYS HFA (Multi-Family)                             7.300         11/01/04        11/01/99(b)            15,640
    309     NYS HFA (Multi-Family)                             7.450         11/01/28(s)     11/01/99(b)           325,223
    570     NYS HFA (Multi-Family)                             8.000         11/01/08        11/01/00(b)           631,560
    675     NYS HFA (Multi-Family)                            10.000         11/15/99        05/15/98(b)           678,456
      5     NYS HFA (NonProfit)                                6.000         11/01/12        11/01/00(b)             5,104
     10     NYS HFA (NonProfit)                                6.100         11/01/98          -----                10,211
     45     NYS HFA (NonProfit)                                6.100         11/01/99          -----                46,441
      5     NYS HFA (NonProfit)                                6.200         11/01/11        11/01/98(b)             5,159
      5     NYS HFA (NonProfit)                                6.200         11/01/06        11/01/98(b)             5,161
     40     NYS HFA (NonProfit)                                6.200         11/01/08        11/01/98(b)            41,272
     10     NYS HFA (NonProfit)                                6.400         11/01/04        11/01/00(b)            10,218
     80     NYS HFA (NonProfit)                                6.400         11/01/09        11/01/01(b)            81,730
     25     NYS HFA (NonProfit)                                6.400         11/01/05        11/01/00(b)            25,544
     40     NYS HFA (NonProfit)                                6.400         11/01/00          -----                40,881
      5     NYS HFA (NonProfit)                                6.400         11/01/06        11/01/00(b)             5,108
      5     NYS HFA (NonProfit)                                6.400         11/01/11        11/01/00(b)             5,108
     10     NYS HFA (NonProfit)                                6.500         11/01/01          -----                10,223
     60     NYS HFA (NonProfit)                                6.500         11/01/02          -----                61,296
      5     NYS HFA (NonProfit)                                6.500         11/01/03          -----                 5,110
     10     NYS HFA (NonProfit)                                6.600         11/01/09        11/01/98(b)            10,214
     25     NYS HFA (NonProfit)                                6.600         11/01/13        05/01/98(b)            25,779
     25     NYS HFA (NonProfit)                                6.600         11/01/00        11/01/98(b)            25,796
     30     NYS HFA (NonProfit)                                6.600         11/01/01          -----                30,952
     75     NYS HFA (NonProfit)                                6.600         11/01/05        11/01/98(b)            77,360
    225     NYS HFA (NonProfit)                                6.600         11/01/03          -----               232,229
      5     NYS HFA (NonProfit)                                6.600         11/01/10        11/01/98(b)             5,157
     15     NYS HFA (NonProfit)                                6.600         11/01/11        11/01/03(b)            15,470
     15     NYS HFA (NonProfit)                                6.600         11/01/06        11/01/00(b)            15,323
     15     NYS HFA (NonProfit)                                6.600         11/01/09        11/01/98(b)            15,471
      5     NYS HFA (NonProfit)                                6.600         11/01/11        05/01/98(b)             5,107
     50     NYS HFA (NonProfit)                                6.600         11/01/05        11/01/00(b)            51,075
     10     NYS HFA (NonProfit)                                6.600         11/01/02          -----                10,316
     20     NYS HFA (NonProfit)                                6.750         11/01/01        11/01/98(b)            20,645
      5     NYS HFA (NonProfit)                                6.750         11/01/08        11/01/98(b)             5,157
     15     NYS HFA (NonProfit)                                6.750         11/01/09        11/01/98(b)            15,472
      5     NYS HFA (NonProfit)                                6.750         11/01/05        11/01/98(b)             5,158
  1,420     NYS HFA (NonProfit)                                6.750         11/01/11        05/01/98(b)         1,475,451
     61     NYS HFA (NonProfit)                                6.875         11/01/10        05/01/98(b)            62,404
    250     NYS HFA (Phillips Village)                         6.700         08/15/02          -----               264,153
    195     NYS HFA (Phillips Village)                         6.700         02/15/02          -----               204,968
    175     NYS HFA (Phillips Village)                         6.900         02/15/04          -----               185,645
     85     NYS HFA (Phillips Village)                         6.900         08/15/04          -----                90,520
    415     NYS HFA (Simeon Dewitt)                            8.000         11/01/18(s)     05/01/98(b)           418,225
    240     NYS HFA (Westchester/HELP)                         7.500         11/01/00        11/01/98(b)           246,698
     50     NYS HFA (Westchester/HELP)                         7.550         11/01/02        05/01/00(b)            51,978

LIMITED TERM NEW YORK MUNICIPAL FUND                                         STATEMENT OF INVESTMENTS -- DECEMBER 31, 1997
                                                                                             Effective
 Face Amount                                                                                  Maturity
(000) Omitted          Description                             Coupon        Maturity           Date*         Market Value
--------------------------------------------------------------------------------------------------------------------------
$   755     NYS LGSC (SCSB)                                    6.375%        12/15/09        02/25/05(c)      $    794,909
  1,000     NYS Medcare                                        5.750         02/15/05          -----             1,031,720
    325     NYS Medcare (Beth Israel Medical Center)           7.125         11/01/06        05/01/98(b)           328,868
     95     NYS Medcare (Beth Israel Medical Center)           7.200         11/01/14        05/01/98(b)            96,174
 14,590     NYS Medcare (BLH)                                  7.100         02/15/27        02/15/98(b)        14,917,983
    100     NYS Medcare (Brookdale Hospital)                   6.250         08/15/15(s)     02/15/05(b)           108,813
    260     NYS Medcare (Brookdale Hospital)                   6.600         02/15/03          -----               282,363
    615     NYS Medcare (Brookdale Hospital)                   6.600         08/15/03          -----               672,423
  2,000     NYS Medcare (Brookdale Hospital)                   6.800         08/15/12(s)     02/15/05(b)         2,204,700
  3,050     NYS Medcare (Brookdale Hospital)                   6.850         02/15/17(s)     02/15/05(b)         3,371,135
     20     NYS Medcare (Buffalo General Hospital)             6.000         08/15/14        08/15/06(b)            21,142
     10     NYS Medcare (Central Suffolk Hospital)             5.875         11/01/05        12/12/03(c)             9,903
    365     NYS Medcare (Downtown Hospital)                    6.550         02/15/06          -----               405,446
    945     NYS Medcare (Downtown Hospital)                    6.550         08/15/06          -----             1,052,324
  1,915     NYS Medcare (Huntington Hospital)                  6.500         11/01/14(s)     11/01/06(b)         2,077,660
     80     NYS Medcare (H&N)                                  5.650         08/15/02          -----                83,170
     80     NYS Medcare (H&N)                                  5.950         08/15/09        08/15/04(b)            83,872
     15     NYS Medcare (H&N)                                  6.100         08/15/13(s)     08/15/02(b)            16,053
    285     NYS Medcare (H&N)                                  6.125         02/15/14(s)     02/15/06(b)           303,819
     45     NYS Medcare (H&N)                                  6.150         02/15/02        02/15/98(b)            47,262
  1,660     NYS Medcare (H&N)                                  6.400         08/15/14        08/15/06(b)         1,813,467
     75     NYS Medcare (H&N)                                  6.400         11/01/14        05/01/02(b)            81,754
     10     NYS Medcare (H&N)                                  6.550         08/15/12        08/15/04(b)            10,869
      5     NYS Medcare (H&N)                                  7.000         02/15/99          -----                 5,171
     25     NYS Medcare (H&N)                                  7.100         08/15/01        02/15/98(b)            25,597
    820     NYS Medcare (H&N)                                  7.100         11/01/99          -----               838,475
     10     NYS Medcare (H&N)                                  7.100         11/01/98          -----                10,225
    125     NYS Medcare (H&N)                                  7.100         11/01/00          -----               127,821
     10     NYS Medcare (H&N)                                  7.200         08/15/02        02/15/98(b)            10,240
    100     NYS Medcare (H&N)                                  7.200         02/15/02        02/15/98(b)           102,399
    715     NYS Medcare (H&N)                                  7.200         11/01/01        05/01/98(b)           731,180
    425     NYS Medcare (H&N)                                  7.250         11/01/03        05/01/98(b)           434,588
    310     NYS Medcare (H&N)                                  7.250         02/15/09        02/15/99(a)           327,583
     85     NYS Medcare (H&N)                                  7.250         11/01/02        05/01/98(b)            86,927
     50     NYS Medcare (H&N)                                  7.300         08/15/11        08/15/01(b)            55,373
      5     NYS Medcare (H&N)                                  7.300         08/15/10        08/15/99(b)             5,340
     45     NYS Medcare (H&N)                                  7.350         02/15/29        02/15/99(b)            47,403
    715     NYS Medcare (H&N)                                  7.400         11/01/16(s)     05/01/98(b)           731,080
    685     NYS Medcare (H&N)                                  7.500         02/15/08        02/15/98(b)           701,289
     20     NYS Medcare (H&N)                                  7.500         02/15/09        02/15/99(b)            21,099
  3,670     NYS Medcare (H&N)                                  7.625         02/15/23        02/15/98(b)         3,757,823
     75     NYS Medcare (H&N)                                  7.900         02/15/08        08/15/98(b)            78,148
    340     NYS Medcare (H&N)                                  8.000         02/15/28        08/15/98(b)           354,477
  4,335     NYS Medcare (H&N)                                  8.000         02/15/27        02/15/98(b)         4,434,618
     40     NYS Medcare (H&N)                                  8.625         02/15/06        02/15/98(b)            40,142
    325     NYS Medcare (H&N)                                  8.875         08/15/27        02/15/98(b)           333,262
    660     NYS Medcare (H&N)                                  9.000         02/15/26        02/15/98(b)           661,967
  2,765     NYS Medcare (H&N)                                 10.000         11/01/06        05/01/98(b)         2,934,495
  3,400     NYS Medcare (Insured Hospital)                     7.250         02/15/12        02/15/98(b)         3,476,058
    120     NYS Medcare (Insured Hospital)                     7.625         02/15/02        02/15/98(b)           122,768
  2,260     NYS Medcare (Insured Hospital)                     7.875         02/15/07        02/15/98(b)         2,311,709
  1,245     NYS Medcare (Insured Mtg.)                         6.600         02/15/11        02/15/05(b)         1,402,156
      5     NYS Medcare (Insured Mtg.)                         7.100         02/15/00          -----                 5,305
    660     NYS Medcare (Insured Mtg.)                         9.375         11/01/16(s)     05/01/98(b)           689,060
    660     NYS Medcare (Insured Nursing)                     10.250         01/01/24        01/15/98(b)           668,197
  1,345     NYS Medcare (Long Beach Hospital)                  7.625         02/15/06        08/15/98(b)         1,403,252
      5     NYS Medcare (Mental Health)                        0.000         02/15/03        08/15/98(a)             3,682
      5     NYS Medcare (Mental Health)                        0.000         02/15/03        08/15/98(b)             3,630
      5     NYS Medcare (Mental Health)                        0.000         08/15/03        08/15/98(b)             3,499
     20     NYS Medcare (Mental Health)                        0.000         08/15/01          -----                16,493
    190     NYS Medcare (Mental Health)                        5.550         08/15/01        02/15/98(b)           190,190

LIMITED TERM NEW YORK MUNICIPAL FUND                                         STATEMENT OF INVESTMENTS -- DECEMBER 31, 1997
                                                                                             Effective
 Face Amount                                                                                  Maturity
(000) Omitted          Description                             Coupon        Maturity           Date*         Market Value
--------------------------------------------------------------------------------------------------------------------------
$    25     NYS Medcare (Mental Health)                        5.700%        02/15/03        02/15/98(b)      $     25,028
     40     NYS Medcare (Mental Health)                        6.000         02/15/11        08/15/98(b)            40,335
    125     NYS Medcare (Mental Health)                        6.375         08/15/14(s)     08/15/04(b)           139,156
  4,075     NYS Medcare (Mental Health)                        6.375         08/15/14(s)     08/15/06(b)         4,448,474
  3,780     NYS Medcare (Mental Health)                        6.500         08/15/12(s)     08/15/02(b)         4,105,647
     85     NYS Medcare (Mental Health)                        6.850         08/15/00          -----                90,641
     45     NYS Medcare (Mental Health)                        7.000         02/15/01          -----                48,648
     15     NYS Medcare (Mental Health)                        7.100         02/15/02        08/15/99(b)            15,992
     10     NYS Medcare (Mental Health)                        7.200         02/15/04        08/15/99(b)            10,677
     50     NYS Medcare (Mental Health)                        7.200         08/15/00          -----                53,582
     50     NYS Medcare (Mental Health)                        7.300         02/15/21        08/15/01(b)            55,586
     40     NYS Medcare (Mental Health)                        7.375         02/15/14        08/15/99(b)            42,528
     25     NYS Medcare (Mental Health)                        7.400         02/15/02        02/15/00(b)            27,011
     45     NYS Medcare (Mental Health)                        7.400         08/15/00          -----                48,577
     10     NYS Medcare (Mental Health)                        7.500         08/15/07        02/15/01(b)            11,128
    145     NYS Medcare (Mental Health)                        7.625         02/15/07        08/15/01(b)           162,603
     10     NYS Medcare (Mental Health)                        7.625         08/15/07        08/15/01(b)            11,214
    100     NYS Medcare (Mental Health)                        7.625         02/15/08        02/15/98(b)           102,393
    205     NYS Medcare (Mental Health)                        7.700         02/15/18        02/15/98(b)           209,924
     25     NYS Medcare (Mental Health)                        7.750         08/15/10        02/15/00(b)            27,246
    145     NYS Medcare (Mental Health)                        7.800         02/15/19        02/15/99(b)           153,652
    945     NYS Medcare (Mental Health)                        7.875         08/15/20        08/15/00(b)         1,049,016
  1,230     NYS Medcare (Mental Health)                        8.250         02/15/99        02/15/98(b)         1,258,893
  1,700     NYS Medcare (Mental Health)                        8.875         08/15/07        02/15/98(b)         1,740,273
     50     NYS Medcare (North Shore University Hospital)      7.125         11/01/08        11/01/00(b)            54,852
     10     NYS Medcare (N. General Hospital)                  7.000         02/15/98          -----                10,039
    275     NYS Medcare (N. General Hospital)                  7.100         02/15/99          -----               284,625
     25     NYS Medcare (N. General Hospital)                  7.150         08/15/01        08/15/99(b)            26,672
     10     NYS Medcare (N. General Hospital)                  7.200         08/15/02        08/15/99(b)            10,677
  1,030     NYS Medcare (N. General Hospital)                  7.350         08/15/09        08/15/99(b)         1,090,183
    235     NYS Medcare (Secured Hospital)                     7.000         02/15/07        02/15/98(b)           240,304
    865     NYS Medcare (Secured Hospital)                     7.000         02/15/07        02/15/98(b)           891,383
    100     NYS Medcare (St. Luke's Hospital)                  7.375         02/15/19(s)     02/15/00(b)           106,644
     65     NYS Medcare (St. Luke's Hospital)                  7.400         02/15/09        02/15/00(b)            69,870
     40     NYS Medcare (St. Luke's Hospital)                  7.500         11/01/11        11/01/99(b)            43,000
     80     NYS Medcare (WHMC)                                 6.850         08/15/00          -----                84,840
    715     NYS Medcare (WHMC)                                 6.850         02/15/00          -----               751,558
    250     NYS Medcare (WHMC)                                 6.950         02/15/01          -----               268,165
     80     NYS Medcare (WHMC)                                 6.950         08/15/01          -----                86,534
     25     NYS Medcare (WHMC)                                 7.150         02/15/03        08/15/01(b)            27,642
     50     NYS Medcare (WHMC)                                 7.150         08/15/03        08/15/01(b)            55,498
  1,600     NYS Medcare (WHMC)                                 7.350         08/15/11(s)     08/15/01(b)         1,769,456
    785     NYS Power Authority                                7.000         01/01/09        07/01/98(b)           800,975
    100     NYS Power Authority                                7.500         01/01/02        07/01/98(b)           102,040
  1,000     NYS Power Authority                                7.600         01/01/03        07/01/98(b)         1,020,410
    225     NYS Power Authority                                7.800         01/01/06        07/01/98(b)           229,599
    530     NYS Thruway                                        0.000         01/01/01          -----               464,444
    385     NYS Thruway                                        0.000         01/01/06          -----               262,813
    250     NYS Thruway                                        0.000         01/01/05          -----               179,613
  3,000     NYS Thruway                                        6.000         04/01/12        04/01/09(b)         3,260,880
    500     NYS Thruway                                        6.000         04/01/11        04/01/09(b)           544,380
     30     NYS UDC                                            0.000         01/01/07          -----                19,439
     15     NYS UDC                                            0.000         01/01/11        04/08/08(c)             7,284
     20     NYS UDC                                            0.000         01/01/99          -----                19,167
     10     NYS UDC                                            0.000         01/01/00          -----                 9,166
  4,000     NYS UDC                                            5.500         01/01/15(s)     01/01/05(b)         4,046,280
 10,000     NYS UDC                                            5.500         01/01/15(s)     01/01/05(b)        10,115,700
     25     NYS UDC (Correctional Facilities)                  0.000         01/01/03          -----                20,259
    175     NYS UDC (South Mall)                               0.000         01/01/11        04/08/08(c)            84,441
     35     NYS UDC (South Mall)                               0.000         01/01/03          -----                27,482
    130     NYS UDC (South Mall)                               0.000         01/01/05          -----                91,410

LIMITED TERM NEW YORK MUNICIPAL FUND                                         STATEMENT OF INVESTMENTS -- DECEMBER 31, 1997
                                                                                             Effective
 Face Amount                                                                                  Maturity
(000) Omitted          Description                             Coupon        Maturity           Date*         Market Value
--------------------------------------------------------------------------------------------------------------------------
$    50     NYS UDC (South Mall)                               0.000%        01/01/05        06/24/04(c)      $     35,158
     10     NYS (SONYMA) Mortgage, 1                           0.000         10/01/14(s)     04/01/98(b)             2,112
    400     NYS (SONYMA) Mortgage, 1                           0.000         10/01/98        04/01/98(b)           376,372
    195     NYS (SONYMA) Mortgage, 10-A                        7.800         10/01/03        04/01/98(b)           199,760
    150     NYS (SONYMA) Mortgage, 10-A                        8.000         10/01/08        04/01/98(b)           153,719
     15     NYS (SONYMA) Mortgage, 11                          6.875         04/01/16(s)     10/01/98(b)            15,191
     60     NYS (SONYMA) Mortgage, 12                          0.000         10/01/99        10/01/98(b)            53,885
     30     NYS (SONYMA) Mortgage, 12                          0.000         04/01/03        10/01/98(b)            20,508
     30     NYS (SONYMA) Mortgage, 12                          0.000         04/01/99        10/01/98(b)            27,955
     30     NYS (SONYMA) Mortgage, 12                          0.000         10/01/01        10/01/98(b)            23,086
    100     NYS (SONYMA) Mortgage, 12                          0.000         10/01/00        10/01/98(b)            83,212
    315     NYS (SONYMA) Mortgage, 12                          7.300         10/01/12        04/01/98(b)           321,933
    200     NYS (SONYMA) Mortgage, 12                          8.250         04/01/17        04/01/98(b)           205,030
    715     NYS (SONYMA) Mortgage, 2                           0.000         10/01/14(s)     04/01/98(b)           148,212
    165     NYS (SONYMA) Mortgage, 2                           0.000         10/01/14        04/01/01(b)            34,384
     55     NYS (SONYMA) Mortgage, 36-A                        6.000         10/01/17(s)     04/01/06(b)            57,954
     30     NYS (SONYMA) Mortgage, 41-A                        6.450         10/01/14        06/01/04(b)            32,626
     50     NYS (SONYMA) Mortgage, 43                          6.450         10/01/17(s)     09/01/04(b)            54,485
     50     NYS (SONYMA) Mortgage, 44                          7.000         10/01/07        11/01/06(b)            53,615
     20     NYS (SONYMA) Mortgage, 47                          6.125         10/01/20(s)     06/06/06(b)            20,732
     90     NYS (SONYMA) Mortgage, 6                           9.375         04/01/10        10/01/98(c)            93,346
  1,000     NYS (SONYMA) Mortgage, 67                          5.600         10/01/14(s)     09/01/09(b)         1,023,150
    500     NYS (SONYMA) Mortgage, 67                          5.700         10/01/17        09/01/09(b)           513,690
     40     NYS (SONYMA) Mortgage, 67                          6.375         10/01/17(s)     03/28/07(b)            43,354
     75     NYS (SONYMA) Mortgage, 7 GAINS                     0.000(+)      10/01/14(s)     04/01/98(b)            75,253
    250     NYS (SONYMA) Mortgage, 8-A                         0.000         04/01/00        10/01/98(b)           217,563
     70     NYS (SONYMA) Mortgage, 8-A                         0.000         10/01/02        10/01/98(b)            51,299
     30     NYS (SONYMA) Mortgage, 8-A                         0.000         10/01/00        10/01/98(b)            25,249
     85     NYS (SONYMA) Mortgage, 8-A                         0.000         04/01/01        10/01/98(b)            68,970
     60     NYS (SONYMA) Mortgage, 8-A                         0.000         10/01/01        10/01/98(b)            47,061
     85     NYS (SONYMA) Mortgage, 8-A                         0.000         04/01/02        10/01/98(b)            64,441
     20     NYS (SONYMA) Mortgage, 8-A                         0.000         10/01/98          -----                19,295
     45     NYS (SONYMA) Mortgage, 8-A                         0.000         10/01/99          -----                40,562
     90     NYS (SONYMA) Mortgage, 8-A                         6.875         04/01/17        04/01/98(b)            91,076
     75     NYS (SONYMA) Mortgage, 8-A                         6.875         04/01/17(s)     04/01/98(b)            75,911
    295     NYS (SONYMA) Mortgage, 8-A                         6.875         04/01/17        04/01/98(b)           298,561
     50     NYS (SONYMA) Mortgage, 8-B                         7.200         04/01/99          -----                51,079
     25     NYS (SONYMA) Mortgage, 8-D                         7.700         10/01/99        01/04/98(b)            25,539
    100     NYS (SONYMA) Mortgage, 8-D                         8.200         10/01/06        01/04/98(b)           102,062
    350     NYS (SONYMA) Mortgage, 8-E                         8.100         10/01/17(s)     04/01/98(b)           358,596
     40     NYS (SONYMA) Mortgage, 8-F                         7.200         10/01/00        07/01/98(b)            41,108
     30     NYS (SONYMA) Mortgage, 8-F                         7.800         10/01/06        07/01/98(b)            30,742
    110     NYS (SONYMA) Mortgage, 8-F                         8.000         10/01/17(s)     07/01/98(b)           111,322
    100     NYS (SONYMA) Mortgage, 9-A                         6.700         10/01/98          -----               101,155
     25     NYS (SONYMA) Mortgage, 9-A                         6.900         04/01/00        04/01/98(b)            25,281
     20     NYS (SONYMA) Mortgage, 9-A                         7.000         04/01/01        04/01/98(b)            20,243
    150     NYS (SONYMA) Mortgage, 9-A                         7.250         10/01/06        04/01/98(b)           151,794
    150     NYS (SONYMA) Mortgage, 9-A                         7.300         04/01/17        04/01/98(b)           151,770
     10     NYS (SONYMA) Mortgage, 9-A                         8.250         10/01/08        04/01/98(b)            10,222
     90     NYS (SONYMA) Mortgage, 9-C                         8.400         10/01/02        04/01/98(b)            91,392
     15     NYS (SONYMA) Mortgage, 9-E                         7.375         10/01/98          -----                15,244
    540     NYS (SONYMA) Mortgage, 9-E                         8.000         10/01/03        04/01/98(b)           553,565
     70     NYS (SONYMA) Mortgage, AA                          7.700         04/01/99          -----                71,497
     35     NYS (SONYMA) Mortgage, BB-2                        7.125         10/01/98        07/03/98(c)            35,717
    210     NYS (SONYMA) Mortgage, BB-2                        7.850         10/01/08        04/01/98(b)           214,805
 12,620     NYS (SONYMA) Mortgage, BB-2                        7.950         10/01/15(s)     04/01/98(b)        13,093,250
     65     NYS (SONYMA) Mortgage, EE-1                        8.000         10/01/10        04/14/99(b)            65,889
     25     NYS (SONYMA) Mortgage, EE-2                        7.050         10/01/00        07/21/99(c)            26,234
     85     NYS (SONYMA) Mortgage, EE-2                        7.450         10/01/10        09/14/99(b)            89,341
    180     NYS (SONYMA) Mortgage, EE-3                        7.125         10/01/00        07/20/99(c)           187,070
     50     NYS (SONYMA) Mortgage, EE-3                        7.650         04/01/16        10/01/00(b)            53,056

LIMITED TERM NEW YORK MUNICIPAL FUND                                         STATEMENT OF INVESTMENTS -- DECEMBER 31, 1997
                                                                                             Effective
 Face Amount                                                                                  Maturity
(000) Omitted          Description                             Coupon        Maturity           Date*         Market Value
--------------------------------------------------------------------------------------------------------------------------
$    50     NYS (SONYMA) Mortgage, EE-3                        7.750%        04/01/16        04/01/00(b)      $     53,168
    110     NYS (SONYMA) Mortgage, EE-4                        7.050         10/01/00        07/21/99(c)           113,915
    115     NYS (SONYMA) Mortgage, EE-4                        7.800         10/01/13(s)     10/01/00(b)           122,416
     50     NYS (SONYMA) Mortgage, FF                          7.100         10/01/98          -----                50,785
     20     NYS (SONYMA) Mortgage, FF                          7.850         10/01/08        04/01/98(b)            20,453
  4,875     NYS (SONYMA) Mortgage, FF                          7.950         10/01/14(s)     04/01/98(b)         4,980,788
     50     NYS (SONYMA) Mortgage, HH-2                        7.700         10/01/09        10/01/99(b)            52,130
    120     NYS (SONYMA) Mortgage, HH-3                        7.875         10/01/09        06/07/00(b)           126,955
  3,600     NYS (SONYMA) Mortgage, HH-3                        7.950         04/01/22(s)     06/07/00(b)         3,801,024
  1,685     NYS (SONYMA) Mortgage, HH-4                        7.700         10/01/09(s)     04/01/99(g)         1,762,139
    120     NYS (SONYMA) Mortgage, II                          0.000         10/01/07        04/01/99(b)            58,613
    580     NYS (SONYMA) Mortgage, II                          0.000         10/01/08        04/01/99(b)           261,893
     90     NYS (SONYMA) Mortgage, II                          0.000         04/01/07        04/01/99(b)            45,707
    175     NYS (SONYMA) Mortgage, II                          0.000         04/01/09        04/01/99(b)            75,954
    300     NYS (SONYMA) Mortgage, II                          0.000         10/01/09        04/01/99(b)           124,104
     20     NYS (SONYMA) Mortgage, II                          0.000         04/01/06        04/01/02(b)            11,025
     40     NYS (SONYMA) Mortgage, II                          0.000         10/01/06        04/01/99(b)            21,211
     45     NYS (SONYMA) Mortgage, II                          0.000         10/01/05        04/01/99(b)            25,801
     75     NYS (SONYMA) Mortgage, II                          0.000         04/01/05        04/01/99(b)            44,699
     90     NYS (SONYMA) Mortgage, JJ                          0.000         04/01/00          -----                82,481
     30     NYS (SONYMA) Mortgage, JJ                          0.000         04/01/04        10/01/99(b)            20,624
    170     NYS (SONYMA) Mortgage, JJ                          0.000         04/01/05        10/01/99(b)           108,384
    110     NYS (SONYMA) Mortgage, JJ                          0.000         04/01/02          -----                87,979
    145     NYS (SONYMA) Mortgage, JJ                          0.000         04/01/01          -----               125,018
    185     NYS (SONYMA) Mortgage, JJ                          0.000         10/01/05        10/01/99(b)           113,684
     10     NYS (SONYMA) Mortgage, JJ                          0.000         10/01/04        10/01/99(b)             6,626
     15     NYS (SONYMA) Mortgage, JJ                          0.000         10/01/02          -----                11,569
     75     NYS (SONYMA) Mortgage, JJ                          0.000         10/01/03        10/01/99(b)            53,642
    100     NYS (SONYMA) Mortgage, JJ                          0.000         10/01/07        10/01/99(b)            52,742
    200     NYS (SONYMA) Mortgage, JJ                          0.000         04/01/07        10/01/99(b)           109,466
     95     NYS (SONYMA) Mortgage, JJ                          0.000         10/01/01          -----                79,005
    215     NYS (SONYMA) Mortgage, JJ                          0.000         04/01/03        10/01/99(b)           159,500
     60     NYS (SONYMA) Mortgage, JJ                          0.000         04/01/06        10/01/99(b)            35,396
     10     NYS (SONYMA) Mortgage, JJ                          0.000         10/01/00          -----                 8,958
    335     NYS (SONYMA) Mortgage, JJ                          0.000         10/01/06        10/01/99(b)           181,657
    150     NYS (SONYMA) Mortgage, JJ                          0.000         10/01/08        10/01/99(b)            73,337
    200     NYS (SONYMA) Mortgage, JJ                          7.500         10/01/17        10/01/99(b)           211,406
     15     NYS (SONYMA) Mortgage, KK                          7.050         10/01/99        01/09/99(c)            15,506
     35     NYS (SONYMA) Mortgage, KK                          7.800         10/01/20        10/01/99(b)            36,807
     30     NYS (SONYMA) Mortgage, MM-1                        7.200         10/01/98          -----                30,463
    140     NYS (SONYMA) Mortgage, MM-1                        7.500         04/01/13(s)     02/04/01(b)           146,993
      5     NYS (SONYMA) Mortgage, MM-1                        7.600         10/01/02        02/04/01(b)             5,282
     25     NYS (SONYMA) Mortgage, MM-1                        7.650         10/01/03        02/04/01(b)            26,340
    100     NYS (SONYMA) Mortgage, MM-1                        7.700         10/01/04        02/04/01(b)           104,953
     50     NYS (SONYMA) Mortgage, MM-1                        7.750         04/01/05        02/04/01(b)            52,373
     10     NYS (SONYMA) Mortgage, MM-2                        7.550         04/01/02        10/01/00(b)            10,526
     25     NYS (SONYMA) Mortgage, NN                          7.100         04/01/02        01/01/00(b)            26,146
     20     NYS (SONYMA) Mortgage, NN                          7.150         10/01/03        01/01/00(b)            20,874
     25     NYS (SONYMA) Mortgage, QQ                          7.600         10/01/12        04/01/00(b)            26,265
  2,715     NYS (SONYMA) Mortgage, QQ                          7.700         10/01/12        04/01/00(b)         2,857,972
  6,000     NYS (SONYMA) Mortgage, QQ                          7.850         10/01/21        02/04/01(b)         6,544,020
     50     NYS (SONYMA) Mortgage, RR                          7.600         10/01/10        10/01/00(b)            53,106
     25     NYS (SONYMA) Mortgage, RR                          7.700         10/01/10        10/01/00(b)            26,615
     30     NYS (SONYMA) Mortgage, SS                          7.500         10/01/19(s)     10/01/00(b)            30,924
     25     NYS (SONYMA) Mortgage, TT                          6.850         10/01/01          -----                26,236
     20     NYS (SONYMA) Mortgage, TT                          6.950         04/01/02          -----                21,060
    125     NYS (SONYMA) Mortgage, TT                          7.150         04/01/04        04/01/01(b)           131,351
     25     NYS (SONYMA) Mortgage, TT                          7.200         10/01/05        04/01/01(b)            26,212
     25     NYS (SONYMA) Mortgage, UU                          6.850         10/01/99          -----                25,700
     75     NYS (SONYMA) Mortgage, UU                          6.950         04/01/00          -----                77,398
    530     NYS (SONYMA) Mortgage, UU                          7.150         10/01/22(s)     10/01/01(b)           555,954

LIMITED TERM NEW YORK MUNICIPAL FUND                                         STATEMENT OF INVESTMENTS -- DECEMBER 31, 1997
                                                                                             Effective
 Face Amount                                                                                  Maturity
(000) Omitted          Description                             Coupon        Maturity           Date*         Market Value
--------------------------------------------------------------------------------------------------------------------------
$   135     NYS (SONYMA) Mortgage, UU                          7.750%        10/01/23(s)     04/01/01(b)      $    143,679
      5     NYS (SONYMA) Mortgage, VV                          6.400         04/01/98          -----                 5,025
     40     NYS (SONYMA) Mortgage, VV                          6.600         04/01/00          -----                41,426
     25     NYS (SONYMA) Mortgage, VV                          6.800         10/01/02          -----                26,544
     60     NYS (SONYMA) Mortgage, VV                          6.900         04/01/03          -----                63,841
    100     NYS (SONYMA) Mortgage, VV                          7.000         10/01/04        10/01/01(b)           106,046
     50     NYS (SONYMA) Mortgage, VV                          7.000         04/01/04        10/01/01(b)            52,928
    590     NYS (SONYMA) Mortgage, VV                          7.250         10/01/07        10/01/01(b)           629,560
 13,300     NYS (SONYMA) Mortgage, VV                          7.375         10/01/11(s)     10/01/01(b)        14,303,219
     45     Oneida Healthcare Corp.                            7.100         08/01/11        08/01/01(b)            49,026
  1,150     Oneida Herkimer SWMA                               6.600         04/01/04          -----             1,274,258
  3,200     Oneida Herkimer SWMA                               6.750         04/01/14(s)     04/01/03(b)         3,456,672
  9,700     Onondaga County Res Rec                            6.625         05/01/00        05/17/99(c)        10,046,581
  8,260     Onondaga County Res Rec                            6.875         05/01/06        01/12/04(c)         8,841,587
  6,830     Onondaga County Res Rec                            7.000         05/01/15        05/01/02(b)         7,382,001
  4,400     Onondaga IDA (Crouse Irving Hospital)              7.900         01/01/17        01/01/03(b)         4,955,720
    110     Onondaga IDA (Sysco Foods)                         7.750         04/01/03        04/01/98(b)           111,067
  1,485     Orange IDA (Kingston Manufacturing)                7.250         11/01/03        07/19/01(c)         1,532,238
     40     Orange IDA (Mental Health)                         6.000         05/01/08          -----                43,469
  1,805     Oswego County Res Rec                              6.500         06/01/04        05/23/03(c)         1,941,007
     50     Philadelphia, NY GO                                7.500         12/15/09          -----                62,172
     75     Port Authority NY/NJ (Delta Airlines)              6.950         06/01/08        06/01/02(b)            82,546
  1,000     Port Authority NY/NJ (KIAC)                        6.750         10/01/11        05/03/10(c)         1,111,530
 10,000     Port Authority NY/NJ (KIAC)                        7.000         10/01/07        05/02/05(c)        11,371,800
     30     Port Authority NY/NJ, 39th Series                  5.800         02/01/07        02/01/98(b)            30,038
     15     Port Authority NY/NJ, 46th Series                  5.500         10/01/08        04/01/98(b)            15,308
     20     Port Authority NY/NJ, 51st Series                  9.000         11/01/14        11/01/99(b)            21,702
     45     Port Authority NY/NJ, 52nd Series                  6.000         03/01/03        03/01/98(b)            45,548
     45     Port Authority NY/NJ, 67th Series                  7.000         12/01/14        06/01/98(b)            46,398
     30     Port Authority NY/NJ, 83rd Series                  6.375         10/15/17        10/15/02(b)            32,612
     75     Port Authority NY/NJ, 83rd Series                  6.875         01/01/25        01/01/00(b)            79,486
     15     Portchester Community Devel. Corp.                 8.100         08/01/10        04/04/05(c)            16,119
  1,847     Puerto Rico Aqueduct & Sewer (i)                   7.250         03/21/00        04/03/99(c)         1,885,931
     30     Puerto Rico Commonwealth Infrastructure            0.000(+)      07/01/01        07/01/98(b)            29,956
  8,580     Puerto Rico Commonwealth Infrastructure            7.500         07/01/09        07/01/98(b)         8,919,082
    265     Puerto Rico Commonwealth Infrastructure            7.600         07/01/00        07/01/98(b)           275,062
      5     Puerto Rico Commonwealth Infrastructure            7.700         07/01/01        07/01/98(b)             5,190
  8,380     Puerto Rico Commonwealth Infrastructure            7.750         07/01/08        07/01/98(b)         8,721,485
 10,000     Puerto Rico Commonwealth Infrastructure            7.900         07/01/07        07/01/98(b)        10,414,800
    170     Puerto Rico Electric                               6.000         07/01/10        07/01/99(b)           173,585
     25     Puerto Rico Electric                               6.000         07/01/16(s)     07/01/06(b)            26,786
     30     Puerto Rico Electric                               6.000         07/01/16(s)     07/01/06(b)            32,483
    120     Puerto Rico Electric                               7.000         07/01/07        07/01/99(b)           126,509
    115     Puerto Rico Electric                               7.125         07/01/14        07/01/99(b)           122,363
     10     Puerto Rico Electric                               7.125         07/01/14        07/01/99(b)            10,580
      5     Puerto Rico GO                                     6.000         07/01/14        07/01/04(b)             5,323
  1,105     Puerto Rico GO                                     8.000         07/01/06        07/01/98(b)         1,147,266
  1,800     Puerto Rico GO YCN                                 7.634(r)      07/01/08        07/01/02(b)         2,031,750
    500     Puerto Rico HBFA                                   6.100         10/01/15(s)     04/01/07(b)           527,405
     25     Puerto Rico HFC                                    0.000         10/15/04        09/15/98(b)            15,444
     45     Puerto Rico HFC                                    0.000         04/15/08        09/15/98(b)            21,366
    100     Puerto Rico HFC                                    6.650         10/15/10        10/01/01(b)           105,772
     45     Puerto Rico HFC                                    6.800         10/01/99          -----                46,490
     10     Puerto Rico HFC                                    6.900         04/15/98          -----                10,066
     40     Puerto Rico HFC                                    7.000         04/01/00          -----                41,592
     15     Puerto Rico HFC                                    7.000         04/15/99          -----                15,386
     10     Puerto Rico HFC                                    7.100         04/01/02        04/01/00(b)            10,589
     15     Puerto Rico HFC                                    7.100         10/15/00        10/01/98(b)            15,504
     65     Puerto Rico HFC                                    7.300         04/01/06        04/01/00(b)            68,816
     30     Puerto Rico HFC                                    7.400         04/01/07        04/01/00(b)            31,823
     20     Puerto Rico HFC                                    7.450         10/15/09        09/27/00(b)            21,311

LIMITED TERM NEW YORK MUNICIPAL FUND                                         STATEMENT OF INVESTMENTS -- DECEMBER 31, 1997
                                                                                             Effective
 Face Amount                                                                                  Maturity
(000) Omitted          Description                             Coupon        Maturity           Date*         Market Value
--------------------------------------------------------------------------------------------------------------------------
$ 1,075     Puerto Rico HFC                                    7.500%        10/01/15(s)     04/01/00(b)      $  1,140,984
     10     Puerto Rico HFC                                    7.500         10/15/12        09/27/00(b)            10,655
  8,610     Puerto Rico HFC                                    7.500         04/01/22(s)     04/01/00(b)         9,151,655
    275     Puerto Rico HFC                                    7.650         10/15/22        09/27/00(b)           293,464
    270     Puerto Rico HFC                                    8.250         06/01/11(s)     06/01/98(b)           271,010
    275     Puerto Rico IME (Abbott Labs)                      6.500         07/01/09        07/01/98(b)           279,532
     10     Puerto Rico IME (Baxter Travenol)                  8.000         09/01/12        09/01/98(b)            10,529
    500     Puerto Rico IME (Motorola) (q)                     6.750         01/01/14        01/01/02(b)           554,195
  3,500     Puerto Rico IME (PepsiCo)                          6.250         11/15/13        11/15/02(b)         3,797,255
    640     Puerto Rico IME (Squibb)                           6.500         07/01/04        07/01/98(b)           649,216
  1,020     Puerto Rico IME (Upjohn)                           7.500         12/01/23        12/01/98(b)         1,086,218
     40     Puerto Rico Port Authority                         5.750         07/01/02        07/01/98(b)            40,029
    125     Puerto Rico Port Authority                         7.300         07/01/07        07/01/98(b)           125,198
    367     Puerto Rico Port Authority (Computer Lease) (i)    9.000         05/15/99        11/19/98(c)           387,301
     30     Puerto Rico Public Buildings Authority             6.000         07/01/12        07/01/99(b)            30,537
  2,015     Puerto Rico TEMEC (MGH)                            6.500         07/01/12(s)     07/01/08(b)         2,190,124
  1,045     Puerto Rico TEMEC (RMH)                            6.400         05/01/09        05/01/06(b)         1,122,539
    105     Puerto Rico Urban Renewal                          7.875         10/01/04        10/01/99(b)           112,407
  1,360     Putnam IDA (Brewster Plastics)                     7.375         12/01/08        08/11/04(c)         1,459,878
     35     Radisson Senior Citizens Hsg.                     12.000         11/01/11(s)     05/01/98(b)            36,904
    125     Rensselaer Hsg. Authority (Renwyck)                7.650         01/01/11(s)     01/01/03(b)           136,588
  1,440     Rensselaer Municipal Leasing Corp.                 6.250         06/01/04        12/28/02(c)         1,554,898
     20     Riverhead Hsg. Devel. Corp.                        8.250         08/01/10        02/01/98(b)            20,733
  3,250     Rochester Hsg. Authority (Crossroads)              7.300         07/01/05        05/02/02(c)         3,561,708
    795     Rochester Hsg. Authority (Stonewood)               5.900         09/01/09        11/16/04(c)           817,173
    365     Rockland Gardens Hsg.                             10.500         05/01/11        05/01/98(b)           389,528
    690     Rockland IDA (DC)                                  7.000         03/01/03        04/21/01(c)           734,436
    225     Roxbury CSD                                        6.400         06/15/10        06/15/07(b)           252,531
    235     Roxbury CSD                                        6.400         06/15/11        06/15/07(b)           262,963
    245     Saratoga IDA (ARC)                                 7.250         03/01/01        03/10/00(c)           252,754
    360     Saratoga IDA (City Center)                        10.000         10/01/08        10/01/99(b)           392,141
  2,150     Saratoga IDA (Saratoga Sheraton)                   6.750         12/31/07        02/12/03(c)         2,306,112
     50     Schodack IDA (Hamilton Printing)                   7.600         07/01/00          -----                50,760
     60     Schodack IDA (Hamilton Printing)                   7.625         07/01/01          -----                62,808
    120     Schuyler IDA (Cargill)                             7.900         04/01/07        10/01/98(b)           127,463
    135     Springville HDC (Springbrook)                      5.950         01/01/10        01/13/05(c)           140,647
     25     St. Casimer's Elderly Hsg.                         7.000         09/01/98          -----                25,257
    960     St. Casimer's Elderly Hsg.                         7.375         09/01/10        03/01/98(b)           994,810
     10     Suffolk County GO                                  6.400         02/01/00          -----                10,068
      5     Suffolk County GO                                  6.700         08/01/02          -----                 5,073
    240     Suffolk IDA (Dowling College)                      6.500         12/01/06          -----               253,262
  1,035     Suffolk IDA (Huntington Res Rec)                   5.150(w)      10/01/99          -----             1,035,673
  6,395     Suffolk IDA (Huntington Res Rec)                   5.150(w)      10/01/00          -----             6,447,951
  6,875     Suffolk IDA (Huntington Res Rec)                   5.350(w)      10/01/01          -----             6,991,806
  7,390     Suffolk IDA (Huntington Res Rec)                   5.450(w)      10/01/02          -----             7,584,209
  7,945     Suffolk IDA (Huntington Res Rec)                   5.500(w)      10/01/03          -----             8,195,347
  1,785     Suffolk IDA (L.I. ACLD)                            7.350         08/01/09(s)     08/01/99(g)         1,886,567
     20     Suffolk IDA (Marbar)                               8.150         03/01/04        03/01/98(b)            20,186
     25     Suffolk IDA (Marbar)                               8.200         03/01/05        03/01/98(b)            25,102
     60     Suffolk IDA (OPWC)                                 7.000         11/01/02        01/30/01(c)            61,004
    380     Suffolk IDA (Printing Assoc.)                      7.013(v)      12/01/01        07/01/98(f)           380,000
  1,300     Suffolk IDA (Rimland Facilities)                   6.188(v)      12/01/04        06/01/98(f)         1,300,000
      5     Suffolk Water Authority                            7.375         06/01/12(s)     06/01/98(b)             5,219
  2,365     Sunnybrook Elderly Hsg. Corp.                     11.250         12/01/14(s)     04/01/98(b)         2,509,738
     67     Syracuse IDA (543 E. Genesee St.)                  6.205(v)      12/01/98        07/12/98(c)            67,547
    930     Syracuse IDA (Rockwest Center)                     7.000         12/01/05        11/01/02(c)           972,799
    400     Syracuse IDA (Rockwest Center)                     7.250         06/01/03        02/23/01(c)           435,856
  1,025     Syracuse IDA (St. Joseph's Hospital)               7.250         06/01/01        01/02/00(c)         1,102,316
    300     Tompkins Healthcare                               10.800         02/01/28        08/01/05(b)           400,047
    195     Tompkins IDA (Kendall at Ithaca)                   7.875         06/01/15(s)     06/01/05(b)           211,495
  3,755     Tonawanda HDC (Tonawanda Towers)                   6.150         10/01/11        09/05/06(c)         3,930,659

LIMITED TERM NEW YORK MUNICIPAL FUND                                         STATEMENT OF INVESTMENTS -- DECEMBER 31, 1997
                                                                                             Effective
 Face Amount                                                                                  Maturity
(000) Omitted          Description                             Coupon        Maturity           Date*         Market Value
--------------------------------------------------------------------------------------------------------------------------
$    60     Triborough Bridge & Tunnel Authority               6.000%        01/01/13(s)     01/01/00(b)      $     61,865
     10     Triborough Bridge & Tunnel Authority               6.625         01/01/17        01/01/05(b)            10,821
     80     Tupper Lake Housing Devel.                         8.125         10/01/10        03/15/02(b)            80,664
  1,600     Union Elderly Hsg.                                10.000         04/01/13(s)     04/01/98(b)         1,659,520
      5     Union Elderly Hsg.                                11.000         04/01/00        04/01/98(b)             5,077
    855     Union Hsg. (Methodist Homes)                       6.800         11/01/04        02/28/02(c)           906,197
     95     Union Hsg. (Methodist Homes)                       7.900         04/01/98          -----                95,728
    475     United Nations Devel. Corp.                        5.400         07/01/14(s)     07/01/99(b)           476,287
  1,275     United Nations Devel. Corp.                        5.500         07/01/17(s)     07/01/99(b)         1,278,812
    380     University of V. I.                                6.500         10/01/99        04/06/99(c)           387,296
    500     University of V. I.                                7.500         10/01/09        10/01/04(b)           569,930
    500     University of V. I.                                7.650         10/01/14        10/01/04(b)           571,075
     10     Utica Hsg. Corp. (Brookhaven)                      0.000         07/01/99          -----                 8,707
    100     Utica Hsg. Corp. (Brookhaven)                      0.000         01/01/99          -----                91,184
     40     Utica Senior Citizen Hsg.                          0.000         01/01/02          -----                27,506
     35     Utica Senior Citizen Hsg.                          0.000         01/01/98          -----                35,000
    100     Utica Senior Citizen Hsg.                          6.500         04/15/08        04/15/06(b)           111,179
     10     Valley Health & Devel. Corp.                       7.850         02/01/02        06/02/99(c)            10,644
     25     Valley Health & Devel. Corp.                      11.300         02/01/23        12/15/00(b)            30,443
    100     Valley Health & Devel. Corp.                      11.300         02/01/07        08/01/00(b)           121,859
 17,890     V. I. Airport                                      8.100         10/01/05        10/01/98(b)        18,625,100
    722     V. I. GO (Hugo Insurance Claims Program)           7.750         10/01/06(s)     10/01/99(g)           803,933
     15     V. I. HFA                                          7.550         06/01/03        12/01/98(a)            15,799
    260     V. I. Highway                                      7.650         10/01/99          -----               275,644
  1,060     V. I. Port Authority (Marine Division)             7.400         11/01/99        05/01/98(b)         1,062,777
    845     V. I. Port Authority (Marine Division)             7.550         11/01/99        05/01/98(b)           850,915
    525     V. I. Public Finance Authority                     6.500         10/01/99        04/06/99(c)           543,239
    355     V. I. Public Finance Authority                     6.625         10/01/99        04/09/99(c)           368,071
  1,500     V. I. Public Finance Authority                     6.800         10/01/00          -----             1,594,560
  2,000     V. I. Public Finance Authority                     7.250         10/01/18(s)     10/01/02(b)         2,245,820
    250     V. I. Public Finance Authority                     7.700         10/01/04        10/01/99(b)           265,733
  1,870     V. I. Water & Power                                7.200         01/01/02        08/05/00(c)         1,960,714
 13,170     V. I. Water & Power                                7.400         07/01/11(s)     01/01/00(g)        14,444,014
 16,100     V. I. Water & Power                                8.500         01/01/10        07/01/98(b)        17,042,172
    100     Watervliet Elderly Hsg. Corp.                      8.000         11/15/02        04/15/98(b)           101,859
     95     Watervliet Elderly Hsg. Corp.                      8.000         11/15/00        04/15/98(b)            96,766
     95     Watervliet Elderly Hsg. Corp.                      8.000         11/15/01        04/15/98(b)            96,766
     45     Wayne IDA (Hauser Machine)                         7.700         12/01/09        12/01/01(d)            47,453
    435     Westchester IDA (BAH)                              7.250         12/01/09        09/09/04(c)           465,054
  1,000     Westchester IDA (JBFS)                             6.500         12/15/02        07/14/01(c)         1,060,950
    570     Westchester IDA (JDAM)                             6.250         04/01/05        01/23/02(c)           604,901
  1,000     Westchester IDA (JDAM)                             6.750         04/01/16(s)     04/01/08(b)         1,073,240
     45     Yonkers IDA (Waldbaum)                             9.250         03/01/98        03/01/98(b)            45,335
--------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BOND INVESTMENTS, AT VALUE (COST $882,212,998) -- 104.7%                                      $913,669,993
LIABILITIES IN EXCESS OF OTHER ASSETS -- (4.7%)                                                                (40,970,686)
                                                                                                              ------------
NET ASSETS -- 100.0%                                                                                          $872,699,307
                                                                                                              ============

 *   Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed:

          (a)  Date of prerefunded call.

          (b) Optional call date; corresponds to the most conservative yield calculation.

          (c) Average life due to mandatory (sinking fund) principal payments prior to maturity.

          (d)  Date of mandatory put.

          (e)  Date of conversion.

          (f) Effective maturity corresponding to variable coupon payment date.

          (g) Average life due to mandatory (sinking fund) principal payments prior to the stated optional call date.

(i) Illiquid security--See Note 6 of Notes to Financial Statements.

(q)  Represents   securities  sold  under  Rule  144A,  which  are  exempt  from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.  These securities  amount to $554,195,  or 0.06% of the Fund's net assets, at December 31, 1997.

(r) Interest rate is subject to change periodically and inversely to the prevailing market rate. The interest rate shown is the rate in effect at December 31, 1997.

(s) Security also has mandatory sinking fund principal payments prior to maturity and an average life which is shorter than the stated final maturity.

(v) Variable rate security that fluctuates as a percentage of prime rate.

(w) When-issued security--See Note 3 of Notes to Financial Statements.

(+)  Security will convert to a fixed coupon at a date prior to maturity.


                                      See accompanying Notes to Financial Statements.

            LIMITED TERM NEW YORK MUNICIPAL FUND - DECEMBER 31, 1997

--------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of the Limited Term New York Municipal Fund's holdings in the Statement of Investments, we have abbreviated the descriptions of many of the securities per the table below:

ACLD                  Association for Children with Learning
                        Disabilities
ACLDD                 Adults and Children with Learning
                        and Developmental Disabilities
ARC                   Association of Retarded Citizens
BAH                   Beth Abraham Hospital
BHMS                  Brooklyn Heights Montessori School
BLH                   Bronx Lebanon Hospital
CCM                   Comprehensive Care Management
CDD                   Center for Developmental Disabilities
CNR                   College of New Rochelle
Con Ed                Consolidated Edison Co.
COP                   Certificate of Participation
CSD                   Central School District
DC                    Dominican College
ECC                   Erie Community College
EPG                   Elmhurst Parking Garage
ERDA                  Energy Research and
                        Development Authority
GAINS                 Growth and Income Securities
GO                    General Obligation
G&E                   Gas and Electric
G&H                   Geriatric and Healthcare
HBFA                  Housing Bank and Finance Agency
HDC                   Housing Development Corporation
HELP                  Homeless Economic Loan Program
HFA                   Housing Finance Agency
HFC                   Housing Finance Corporation
H&N                   Hospital and Nursing
IDA                   Industrial Development Authority
IME                   Industrial Medical and Environmental
JBFS                  Jewish Board of Family Services
JDAM                  Julia Dyckman Angus Memorial
LGSC                  Local Government Services Corporation
L.I.                  Long Island
LILCO                 Long Island Lighting Corporation
LIMO                  Limited Interest Municipal Obligation
MEET                  Manhattan Eye, Ear and Throat
MGH                   Mennonite General Hospital
MTA                   Metropolitan Transit Authority
OPWC                  Ocean Park Water Corporation
PRAMS                 Prudential Receipts of Accrual
                        Municipal Securities
PCP                   Pooled Capital Program
PCR                   Pollution Control Revenue
Res Rec               Resource Recovery Facility
RG&E                  Rochester Gas and Electric
RMH                   Ryder Memorial Hospital
RSP                   Riverbank State Park
SCSB                  Schuyler Community Services Board
SONYMA                State of New York Mortgage Agency
SWMA                  Solid Waste Management Authority
TEMEC                 Tourist, Educational, Medical and
                        Environmental Control
UCP                   United Cerebral Palsy
UDC                   Urban Development Corporation
V. I.                 United States Virgin Islands
WHMC                  Wyckoff Heights Medical Center
WWH                   Wyandach/Wheatley Heights
YCN                   Yield Curve Note

--------------------------------------------------------------------------------
INDUSTRY CONCENTRATIONS

The Fund had the following concentrations at December 31, 1997 (as a percentage of total net assets):
                                                           # of       % of Total
                                                          Issuers     Net Assets
                                                          -------     ----------
General Obligation                                           12         26.8%
Hospital/Healthcare                                          48         15.2%
Multi-Family Housing                                         41          8.5%
Resource Recovery                                             4          7.7%
Single-Family Housing                                        39          7.0%
Electric Utilities                                           13          6.3%
Higher Education                                             20          5.3%
Lease Rental                                                 17          4.3%
Marine/Aviation Facilities                                   11          4.3%
Sales Tax Revenue                                             1          3.3%
Corporate Backed                                             21          3.2%
Highways/Railways                                             4          2.7%
Water Utilities                                               6          2.4%
NonProfit Organization                                       14          2.0%
Pollution Control                                             4          1.5%
Manufacturing, Non-Durable Goods                             15          1.4%
Education                                                     6          1.2%
Manufacturing, Durable Goods                                 11          1.0%
Other                                                         5          0.6%
                                                                       ------
Total                                                                  104.7%
                                                                       ======
--------------------------------------------------------------------------------

ASSET COMPOSITION TABLE
DECEMBER 31, 1997 (UNAUDITED)

                      Percentage
Rating              of Investments
----------------------------------
AAA                      14.2%
AA                       11.3%
A                        39.5%
BBB                      31.6%
BB                        0.4%
B                         0.0%
CCC                       0.0%
CC                        0.0%
C                         0.0%
Not Rated                 3.0%
                        ------
Total                   100.0%
                        ======


ALL bonds are current with their debt service requirements. Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager and the Fund's Board of Trustees are included in the "Not Rated" category. For further information see "Credit Quality" in the Prospectus.

                              LIMITED TERM NEW YORK MUNICIPAL FUND
----------------------------------------------------------------------------------------------
                              STATEMENT OF ASSETS AND LIABILITIES
                                       DECEMBER 31, 1997
ASSETS
    Investments, at value(cost $882,212,998)--see accompanying statement         $ 913,669,993
    Receivables:
      Interest                                                                      17,566,929
      Investments sold                                                              17,503,468
      Shares of beneficial interest sold                                             3,604,093
    Other                                                                              502,352
                                                                                 -------------
    Total assets                                                                   952,846,835
                                                                                 -------------
LIABILITIES
    Bank overdraft                                                                   1,088,580
    Payables and other liabilities:
      Investments purchased                                                         76,495,885
      Shares of beneficial interest redeemed                                         1,673,135
      Dividends                                                                        266,131
      Trustees' fees                                                                     9,044
      Other                                                                            614,753
                                                                                 -------------
    Total liabilities                                                               80,147,528
                                                                                 -------------
NET ASSETS                                                                       $ 872,699,307
                                                                                 =============
----------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
    Paid-in capital                                                              $ 850,109,599
    Undistributed net investment income                                                411,938
    Accumulated net realized loss on investment transactions                        (9,279,225)
    Net unrealized appreciation on investments--Note 3                              31,456,995
                                                                                 -------------
    Net assets                                                                   $ 872,699,307
                                                                                 =============
----------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
    CLASS A SHARES:
     Net asset  value and  redemption  price per share  (based on net  assets of
       $771,827,797 and 231,056,256 shares of beneficial  interest  outstanding)
       $3.34

     Maximum offering price per share (net asset value plus sales charge of
       3.50% of offering price)                                                          $3.46
----------------------------------------------------------------------------------------------
    CLASS B SHARES:
     Net asset value,  redemption price (excludes applicable contingent deferred sales  charge)  and  offering  price  per share  (based on net  assets of
       $21,499,963 and 6,443,045 shares of beneficial
       interest outstanding)                                                             $3.34
----------------------------------------------------------------------------------------------
    CLASS C SHARES:
     Net asset value,  redemption price (excludes applicable contingent deferred sales  charge)  and  offering  price  per share  (based on net  assets of
       $26,861,858 and 8,056,501 shares of beneficial
       interest outstanding)                                                             $3.33
----------------------------------------------------------------------------------------------
    CLASS X SHARES:
     Net asset value,  redemption price (excludes applicable contingent deferred sales  charge)  and  offering  price  per share  (based on net  assets of
       $52,509,689 and 15,691,606 shares of beneficial
       interest outstanding)                                                             $3.35
----------------------------------------------------------------------------------------------
                         See accompanying Notes to Financial Statements.

            LIMITED TERM NEW YORK MUNICIPAL FUND
-----------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1997

INVESTMENT INCOME:
   Interest                                     $45,174,691
                                             --------------
EXPENSES:
   Management fees--Note 4                        3,140,951
   Distribution and service plan
     fees--Note 4:
   Class A                                        1,654,936
   Class B                                           65,535
   Class C                                           84,310
   Class X                                          371,602
   Transfer and shareholder servicing
     agent fees--Note 4:
   Class A                                          311,508
   Class B                                            4,741
   Class C                                            3,819
   Class X                                           29,561
   Accounting service fees--Note 4                  225,111
   Registration and filing fees                     129,219
   Shareholder reports                               92,011
   Custodian fees and expenses                       89,285
   Legal and auditing fees                           62,239
   Trustees' fees and expenses                       35,788
   Other                                             71,591
   Interest                                         172,423
                                             --------------
     Total expenses                               6,544,630
     Less expenses paid indirectly                  (77,568)
                                             --------------
     Total net expenses                           6,467,062
                                             --------------
NET INVESTMENT INCOME                            38,707,629
                                             --------------
REALIZED AND UNREALIZED GAIN:
     Net realized gain on investments             1,075,860
     Net change in unrealized appreciation
       or depreciation on investments            16,726,487
                                             --------------
     Net realized and unrealized gain            17,802,347
                                             --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                     $56,509,976
                                             ==============


--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31,                              1997                1996
                                                     ----                ----
OPERATIONS:
   Net investment income                        $  38,707,629     $  34,000,693
   Net realized gain (loss)                         1,075,860          (242,301)
   Net change in unrealized appreciation
     or depreciation                               16,726,487        (2,445,222)
                                                -------------     -------------
   Net increase in net assets
     resulting from operations                     56,509,976        31,313,170
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS:
   Dividends from net investment
     income:
     Class A                                      (35,761,666)      (32,233,558)
     Class B                                         (287,084)             --
     Class C                                         (369,152)             --
     Class X                                       (2,357,890)       (1,354,963)
--------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS:
   Net increase in net assets resulting
     from beneficial interest
     transactions--Note 2:
     Class A                                      121,589,384        68,975,038
     Class B                                       21,302,795              --
     Class C                                       26,613,801              --
     Class X                                       10,459,393        24,348,503
--------------------------------------------------------------------------------
NET ASSETS:
Total increase                                    197,699,557        91,048,190
Beginning of period                               674,999,750       583,951,560
                                                -------------     -------------
End of period (including undistributed
   net investment income of $411,938
   and $480,101, respectively)                  $ 872,699,307     $ 674,999,750
                                                =============     =============


                See accompanying Notes to Financial Statements.

LIMITED TERM NEW YORK MUNICIPAL FUND
FINANCIAL HIGHLIGHTS

                                                                                         CLASS A
                                                       ----------------------------------------------------------------------------

                                                                                   Year Ended December 31,

                                                           1997            1996(h)         1995            1994            1993
                                                       -----------     -----------     -----------     -----------     -----------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                         $3.26           $3.28           $3.15           $3.33           $3.18
                                                       -----------     -----------     -----------     -----------     -----------
Income (loss) from investment operations:
  Net investment income                                       0.17            0.17            0.18            0.16            0.17
  Net realized and unrealized gain (loss)                     0.08           (0.02)           0.13           (0.18)           0.15
                                                       -----------     -----------     -----------     -----------     -----------
Total income (loss) from investment operations                0.25            0.15            0.31           (0.02)           0.32
                                                       -----------     -----------     -----------     -----------     -----------
Dividends and distributions to shareholders:
  Dividends from net investment income                       (0.17)          (0.17)          (0.18)          (0.16)          (0.17)
                                                       -----------     -----------     -----------     -----------     -----------
Total dividends and distributions to shareholders            (0.17)          (0.17)          (0.18)          (0.16)          (0.17)
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of period                               $3.34           $3.26           $3.28           $3.15           $3.33
                                                       ===========     ===========     ===========     ===========     ===========
TOTAL RETURN, AT NET ASSET VALUE (C)                          8.01%           4.82%          10.01%          (0.60%)         10.06%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $771,828        $634,172        $567,537        $496,452        $457,860
Average net assets (in thousands)                         $677,376        $606,742        $520,990        $491,038        $309,676
Ratios to average net assets:
  Net investment income                                       5.27%           5.37%           5.44%           5.12%           4.94%
  Expenses (e)                                                0.83%           0.89%           0.90%           0.89%           0.89%
  Expenses (excluding interest) (e) (f)                       0.81%           0.83%           0.84%           0.84%           0.86%
Portfolio turnover rate (g)                                  27.14%          24.35%          22.34%          34.58%          17.08%
-----------------------------------------------------------------------------------------------------------------------------------
(c)   Assumes a hypothetical  initial  investment on the business day before the first day of the  fiscal  period  (or  inception  of  offering),  with all dividends  and  distributions  reinvested  in  additional  shares  on  the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total  returns.  Total returns are not  annualized for periods of less than one full year.

(e) Beginning in fiscal 1995, the expense ratios reflect the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

(f)   During  the  periods  shown  above,   the  Fund's  interest   expense  was
      substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

(g) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $436,262,952 and $207,375,622, respectively.

(h) On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

See accompanying Notes to Financial Statements.


LIMITED TERM NEW YORK MUNICIPAL FUND
FINANCIAL HIGHLIGHTS

                                                             CLASS B        CLASS C                      CLASS X
                                                           -------------  -------------  -------------------------------------------

                                                           Period Ended   Period Ended            Year Ended December 31,
                                                           December 31,   December 31,
                                                             1997 (b)       1997 (b)         1997          1996(h)        1995(a)
                                                            ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                             $3.25          $3.25          $3.27          $3.28          $3.21
                                                            ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
  Net investment income                                           0.10           0.10           0.16           0.16           0.11
  Net realized and unrealized gain (loss)                         0.09           0.08           0.08          (0.01)          0.07
                                                            ----------     ----------     ----------     ----------     ----------
Total income from investment operations                           0.19           0.18           0.24           0.15           0.18
                                                            ----------     ----------     ----------     ----------     ----------
Dividends and distributions to shareholders:
  Dividends from net investment income                           (0.10)         (0.10)         (0.16)         (0.16)         (0.11)
                                                            ----------     ----------     ----------     ----------     ----------
Total dividends and distributions to shareholders                (0.10)         (0.10)         (0.16)         (0.16)         (0.11)
                                                            ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                                   $3.34          $3.33          $3.35          $3.27          $3.28
                                                            ==========     ==========     ==========     ==========     ==========
TOTAL RETURN, AT NET ASSET VALUE (C)                              5.89%          5.58%          7.44%          4.59%          5.65%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $21,500        $26,862        $52,510        $40,828        $16,415
Average net assets (in thousands)                               $9,873        $12,705        $49,563        $28,971         $8,869
Ratios to average net assets:
  Net investment income                                          4.18%(d)       4.22%(d)       4.75%          4.85%         5.21%(d)
  Expenses (e)                                                   1.56%(d)       1.54%(d)       1.35%          1.38%         0.90%(d)
  Expenses (excluding interest) (e) (f)                          1.55%(d)       1.52%(d)       1.33%          1.32%         0.85%(d)
Portfolio turnover rate (g)                                     27.14%         27.14%         27.14%         24.35%        22.34%

------------------------------------------------------------------------------------------------------------------------------------

(a)   For the period from May 1, 1995  (inception  of  offering) to December 31,
      1995.

(b)   For the period from May 1, 1997  (inception  of  offering) to December 31,
      1997.

(c) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(d)   Annualized.

(e) Beginning in fiscal 1995, the expense ratios reflect the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

(f)   During  the  periods  shown  above,   the  Fund's  interest   expense  was
      substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

(g) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $436,262,952 and $207,375,622, respectively.

(h) On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.


      See accompanying Notes to Financial Statements.

LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997


NOTE 1. SIGNIFICANT ACCOUNTING POLICIES:

The Limited Term New York Municipal Fund (the Fund), a series of Rochester Portfolio Series, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is to provide shareholders with as high a level of income exempt from federal, New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund intends to invest primarily in a portfolio of investment grade obligations with a dollar weighted average effective maturity of five years or less. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager).

On May 1, 1997, the Fund redesignated the existing Class B shares as Class X shares and introduced two new classes of shares, designated as Class B and Class C.

The Fund offers Class A, Class B, Class C and Class X shares. Class A shares are sold with a front-end sales charge. Class B, Class C and Class X shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B and Class X shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

INVESTMENT VALUATION AND TRANSACTIONS. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Long-term debt securities are valued at the mean between the bid and asked price using information available from a portfolio pricing service approved by the Board of Trustees, dealer-supplied valuations, provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current value, or analysis of various relationships between comparable securities. Securities for which market quotations are not readily available are valued at fair value under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Cost is determined and realized gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. In computing net investment income, the Fund amortizes premiums and accretes original issue discount. For municipal bonds purchased after April 30, 1993 and subsequently sold at a gain, market discount is accreted at the time of sale (to the extent of the lesser of the accrued market discount or the disposition gain) and is treated as taxable income, rather than capital gain.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. Normally the settlement date occurs within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested.

ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At December 31, 1997, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $9,100,000, which expires between 2002 and 2004.

DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B, Class C and Class X shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain (loss) was recorded by the Fund.

CONCENTRATION IN NEW YORK ISSUERS. There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2. SHARES OF BENEFICIAL INTEREST:

The Fund has authorized an unlimited number of shares of beneficial interest of each class, par value $.01 per share. Transactions in shares of beneficial interest were as follows:

                                               YEAR ENDED                               YEAR ENDED
                                          DECEMBER 31, 1997(1)                      DECEMBER 31, 1996
                                      ------------------------------         ------------------------------
                                         SHARES           AMOUNT                SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------
CLASS A:
Sold ..............................    61,960,243      $ 204,296,595          46,954,523      $ 152,448,902
Dividends and distributions
  reinvested ......................     7,129,620         23,469,719           6,569,019         21,305,028
Redeemed ..........................   (32,348,973)      (106,176,930)        (32,312,398)      (104,778,892)
                                      -----------      -------------         -----------      -------------
Net increase ......................    36,740,890      $ 121,589,384          21,211,144      $  68,975,038
                                      ===========      =============         ===========      =============

-----------------------------------------------------------------------------------------------------------

CLASS B:
Sold ..............................     6,693,115      $  22,129,658                --        $        --
Dividends and distributions
  reinvested ......................        57,825            191,859                --                 --
Redeemed ..........................      (307,895)        (1,018,722)               --                 --
                                      -----------      -------------         -----------      -------------
Net increase ......................     6,443,045      $  21,302,795                --        $        --
                                      ===========      =============         ===========      =============

-----------------------------------------------------------------------------------------------------------

CLASS C:
Sold ..............................     8,331,782      $  27,526,872                --        $        --
Dividends and distributions
  reinvested ......................        85,390            283,099                --                 --
Redeemed ..........................      (360,671)        (1,196,170)               --                 --
                                      -----------      -------------         -----------      -------------
Net increase ......................     8,056,501      $  26,613,801                --        $        --
                                      ===========      =============         ===========      =============

-----------------------------------------------------------------------------------------------------------

CLASS X:
Sold ..............................     4,101,380      $  13,420,326           7,835,459      $  25,456,582
Dividends and distributions
  reinvested ......................       493,631          1,628,470             287,435            933,386
Redeemed ..........................    (1,395,249)        (4,589,403)           (630,627)        (2,041,465)
                                      -----------      -------------         -----------      -------------
Net increase ......................     3,199,762      $  10,459,393           7,492,267      $  24,348,503
                                      ===========      =============         ===========      =============

----------

(1) For the year ended December 31, 1997 for Class A and Class X shares and for the period from May 1, 1997 (inception of offering) to December 31, 1997 for Class B and Class C shares.


NOTE 3. PORTFOLIO INFORMATION:

The Fund held $13,917,181 in inverse floating rate municipal bonds at December 31, 1997, which represents 1.59% of the Fund's net assets.

During 1997, 15.52% of interest income was derived from investments in U.S. territories which are exempt from federal, all states and New York City income taxes.

At December 31, 1997, net unrealized appreciation on investments of $31,456,995 was composed of gross appreciation of $31,809,209, and gross depreciation of $352,214.

Unrealized appreciation (depreciation) at December 31, 1997 based on cost of investments for federal income tax purposes of $882,251,101 was:

   Gross unrealized appreciation ............................    $31,783,065
   Gross unrealized depreciation ............................       (364,173)
                                                                 -----------
   Net unrealized appreciation ..............................    $31,418,892
                                                                 ===========

At December 31, 1997, investments in securities included issues that were purchased on a when-issued or delayed delivery basis. The Fund has recorded these commitments and is valuing the when-issued securities at current market value on each trading day. In addition, the Fund has segregated sufficient liquid debt securities with its custodian to cover these commitments. The Fund intends to invest no more than 10% of its net assets in when-issued or delayed delivery securities. The aggregate cost of securities purchased on a when-issued or delayed delivery basis at December 31, 1997 was $47,470,274, which represents 5.44% of the Fund's net assets. Information concerning these securities is as follows:

                                                                                                VALUATION PER UNIT
                                      FACE AMOUNT    ACQUISITION      DELIVERY       COST PER        AS OF
          SECURITY                  (IN THOUSANDS)       DATE           DATE           UNIT     DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------
MTA Service Contract, Series R:
  5.20% due 7/1/08                       $2,785        10/31/97        4/2/98         99.208%       101.469%
  5.20% due 7/1/08                        5,160        10/31/97        4/2/98         99.208        101.469
  5.30% due 7/1/09                        1,420        10/31/97        4/2/98         99.156        101.565
  5.30% due 7/1/09                        2,915        10/31/97        4/2/98         99.156        101.565
------------------------------------------------------------------------------------------------------------------
NYS Dorm (City University):
  5.50% due 7/1/04                        2,000        10/27/97        4/2/98        102.376        104.010
  5.50% due 7/1/05                        1,500        10/27/97        4/2/98        102.389        103.941
  5.50% due 7/1/06                        2,020        10/27/97        4/2/98        102.319        104.060
------------------------------------------------------------------------------------------------------------------
Suffolk IDA (Huntington Res Rec):
  5.15% due 10/1/99                       1,035        1/28/97        7/29/99        100.000        100.065
  5.15% due 10/1/00                       6,395        1/28/97        7/29/99        100.000        100.828
  5.35% due 10/1/01                       6,875        1/28/97        7/29/99        100.000        101.699
  5.45% due 10/1/02                       7,390        1/28/97        7/29/99        100.000        102.628
  5.50% due 10/1/03                       7,945        1/28/97        7/29/99        100.000        103.151
------------------------------------------------------------------------------------------------------------------


NOTE 4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% on the first $100 million of average annual net assets, 0.45% of the next $150 million, 0.40% of the next $1,750 million, and 0.39% on net assets in excess of $2 billion. During 1997, the Fund paid $3,140,951 to the Manager for management and investment advisory services.

Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund which provides for an annual fee of $12,000 for the first $30 million of net assets and $9,000 for each additional $30 million of net assets. During 1997, the Fund paid $225,111 to the Manager for accounting and pricing services.

OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. The Fund pays OFS an annual maintenance fee for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During 1997, the Fund paid a total of $349,629 to OFS for transfer and shareholder servicing agent fees.

For the year ended December 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $2,677,697, of which $473,852 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B, Class C and Class X shares totaled $648,027, $275,006 and $265,074, respectively, of which $3,032, $9,746 and $5,067, respectively, were paid to an affiliated broker/dealer. During the year ended December 31, 1997, OFDI received contingent deferred sales charges of $15,712, $9,187 and $82,642, respectively, upon redemption of Class B, Class C and Class X shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintaining accounts of their customers that hold Class A shares. During the year ended December 31, 1997, OFDI paid $17,777 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended December 31, 1997, OFDI retained $65,563 and $84,618, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At December 31, 1997, OFDI had incurred unreimbursed expenses of $642,821 for Class B and $452,980 for Class C.

The Fund has adopted a Distribution and Service Plan for Class X shares to compensate OFDI for its costs in distributing Class X shares and servicing accounts. Under the Plan, the Fund may pay OFDI an annual asset-based sales charge of up to 0.75% per year on Class X shares for its services rendered in distributing Class X shares. Currently, the Board of Trustees has limited the asset-based sales charge to 0.50% per year on Class X shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class X shares. The fee is computed on the average annual net assets of Class X shares, determined as of the close of each regular business day. During the year ended December 31, 1997, OFDI paid $1,160 to an affiliated broker/dealer as reimbursement for Class X personal service and maintenance expenses and retained $312,896 as compensation for Class X sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At December 31, 1997, OFDI had incurred unreimbursed expenses of $444,572 for Class X.


NOTE 5. BANK BORROWINGS:

The Fund may borrow up to 10% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The Fund has entered into an agreement which enables it to participate with two other funds managed by the Manager in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. In addition, a commitment fee of 0.07% is allocated among the three participating funds at the end of each quarter, based on the average daily unused portion of the committed line. The commitment fee is allocated among the three funds based upon their respective average net assets for the period. The commitment fee allocated to the Fund for the year ended December 31, 1997 was $222.

The Fund had no borrowings outstanding at December 31, 1997. For the year ended December 31, 1997, the average monthly loan balance was $2,647,453 at an average interest rate of 6.352%. The maximum amount of borrowings outstanding at any month-end was $20,870,000.


NOTE 6.  ILLIQUID AND RESTRICTED SECURITIES:

At December 31, 1997, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid securities subject to this limitation at December 31, 1997 was $4,427,676, which represents 0.51% of the Fund's net assets.

                            APPENDIX A

                     INDUSTRY CLASSIFICATIONS



           Electric                       Resource Recovery
           Gas
           Water                          Higher Education
           Sewer                          Education
           Telephone
                                          Lease Rental
           Adult Living Facilities
           Hospital                       Non Profit Organization

           General Obligation             Highways
           Special Assessment             Marine/Aviation
           Facilities
           Sales Tax
                                          Multi Family Housing
           Manufacturing, Non Durables    Single Family Housing
           Manufacturing, Durables

           Pollution Control

                            APPENDIX B

                    TAX EQUIVALENT YIELD TABLES



The equivalent yield tables below compare tax-free income with taxable income under Federal, New York State and New York City income tax rates effective January 1, 1998. Combined taxable income refers to the net amount subject to Federal income tax and New York State and New York City personal income tax after deductions and exemptions. The tables assume that an investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, that the investor is not subject to the Alternative Minimum Tax and that New York State and local income tax payments are fully deductible for Federal income tax purposes. They do not reflect the phaseout of itemized deductions and personal exemptions at higher income levels, resulting in higher effective tax rates and tax equivalent yields.



New York State Residents



Federal          Effective            Limited  Term  New York  Municipal  Fund
Yield of:
Taxable          Tax
Income           Bracket              Is   Approximately   Equivalent   To   a
Taxable Yield of:

JOINT RETURN

Over Not  overFederal  NYS  Combine1.0%  1.5% 2.00% 2.50% 3.00% 3.50% $ 22,000 $
26,00015.00%  5.25%  19.46%  1.24%  1.86%2.48%  3.10%  3.72%  4.35% $  26,000  $
40,00015.00%  5.90%  20.01%  1.25%  1.88%2.50%  3.13%  3.75%  4.38% $  40,000  $
42,35015.00%   6.85%  20.82%  1.26%   1.89%2.53%  3.16%  3.79%  4.42%  $  42,350
$102,30028.00%   6.85%  32.93%  1.49%  2.24%2.98%  3.73%  4.47%  5.22%  $102,300
$155,95031.00%   6.85%  35.73%  1.56%  2.33%3.11%  3.89%  4.67%  5.45%  $155,950
$278,45036.00%  6.85% 40.38%  1.68%  2.52%3.35%  4.19% 5.03% 5.87%  $278,450 and
abov39.60% 6.85% 43.74% 1.78% 2.67%3.55% 4.44% 5.33% 6.22%

                               4.00%  4.50% 5.00%5.50% 6.00% 6.50% 7.00%

                               4.97%  5.59% 6.21%6.83%  7.45% 8.07%8.69%
                               5.00%  5.63% 6.25%6.88%  7.50% 8.13%8.75%
                               5.05%  5.68% 6.31%6.95%  7.58% 8.21%8.84%
                               5.96%  6.71% 7.46%8.20%  8.95% 9.69%10.44%
                               6.22%  7.00% 7.78%8.56%  9.34%10.11%10.89%
                               6.71%  7.55% 8.39%9.23% 10.06%10.90%11.74%
                               7.11%  8.00% 8.89%9.78% 10.66%11.55%12.44%


SINGLE RETURN

Over     Not overFederal NYS   Combine1.00% 1.5% 2.00% 2.50% 3.00% 3.50%
----     --------------- ---   -------

$20,000  $ 25,35015.00%  6.85% 20.82% 1.26% 1.89%2.53% 3.16% 3.79% 4.42%
$ 25,350 $ 61,40028.00%  6.85% 32.93% 1.49% 2.24%2.98% 3.73% 4.47% 5.22%
$ 61,400 $128,10031.00%  6.85% 35.73% 1.56% 2.33%3.11% 3.89% 4.67% 5.45%
$128,100 $278,45036.00%  6.85% 40.38% 1.68% 2.52%3.35% 4.19% 5.03% 5.87%
$278,450 and abov39.60%  6.85% 43.74% 1.78% 2.67%3.55% 4.44% 5.33% 6.22%

                               4.00%  4.50% 5.00%5.50% 6.00% 6.50% 7.00%

                               5.05%  5.68%  6.31 6.95% 7.58% 8.21%8.84%
                               5.96%  6.71%  7.46 8.20% 8.95% 9.69%10.44%
                               6.22%  7.00%  7.78 8.56% 9.34%10.11%10.89%
                               6.71%  7.55%  8.39 9.23%10.06%10.90%11.74%
                               7.11%  8.00%  8.89 9.78%10.66%11.55%12.44%


New York City Residents



Federal          Effective            Limited  Term  New York  Municipal  Fund
Yield of:
Taxable          Tax
Income           Bracket              Is   Approximately   Equivalent   To   a
Taxable Yield of:

JOINT RETURN

Over     Not overFederal NYS   NYC    Combined 1.1.50% 2.00% 2.50% 3.00%
----     --------------- ---   ---    --------
3.50%
$ 27,000 $ 40,00015.00%  5.90% 4.39%  23.75% 1.311.97% 2.62% 3.28% 3.93%
4.59%
$ 40,000 $ 42,35015.00%  6.85% 4.39%  24.55% 1.331.99% 2.65% 3.31% 3.98%
4.64%
$ 42,350 $ 45,00028.00%  6.85% 4.39%  36.09% 1.562.35% 3.13% 3.91% 4.69%
5.48%
$ 45,000 $ 90,00028.00%  6.85% 4.40%  36.10% 1.562.35% 3.13% 3.91% 4.69%
5.48%
$ 90,000 $102,30028.00%  6.85% 4.46%  36.14% 1.572.35% 3.13% 3.92% 4.70%
5.48%
$102,300 $108,00031.00%  6.85% 4.46%  38.80% 1.632.45% 3.27% 4.09% 4.90%
5.72%
$108,000 $155,95031.00%  6.85% 4.46%  38.80% 1.632.45% 3.27% 4.09.%4.90%
5.72%
$155,950 $278,45036.00%  6.85% 4.46%  43.24% 1.762.64% 3.52% 4.40% 5.29%
6.17%
$278,450 and abov39.60%  6.85% 4.46%  46.43% 1.872.80% 3.73% 4.67% 5.60%
6.53%


                               4.00%  4.50% 5.00%5.50% 6.00% 6.50% 7.00%

                               5.25%  5.90% 6.56%7.21%  7.87% 8.52%9.18%
                               5.30%  5.96% 6.63%7.29%  7.95% 8.62%9.28%
                               6.26%  7.04% 7.82%8.61%  9.39% 10.1710.95%
                               6.26%  7.04% 7.82%8.61%  9.39% 10.1710.95%
                               6.26%  7.05% 7.83%8.61%  9.40% 10.1810.96%
                               6.54%  7.35% 8.17%8.99%  9.80% 10.6211.44%
                               6.54%  7.35% 8.17%8.99%  9.80% 10.6211.44%
                               7.05%  7.93% 8.81%9.69% 10.57% 11.4512.33%
                               7.47%  8.40%









 9.33% 10.27% 11.20%    113.07%

SINGLE RETURN

Over     Not overFederal NYS   NYC    Combined 1.1.50% 2.00% 2.50% 3.00%
----     --------------- ---   ---    --------
3.50%

$ 20,000 $ 25,00015.0%   6.85% 4.39%  24.55% 1.331.99% 2.65% 3.31% 3.98%
4.64%
$ 25,000 $ 25,35015.0%   6.85% 4.40%  24.56% 1.331.99% 2.65% 3.31% 3.98%
4.64%
$ 25,350 $ 50,00028.0%   6.85% 4.40%  36.10% 1.562.35% 3.13% 3.91% 4.69%
5.48%
$ 50,000 $ 61,40028.0%   6.85% 4.46%  36.14% 1.572.35% 3.13% 3.92% 4.70%

5.48%
$ 61,400 $128,10031.0%   6.85% 4.46%  38.80% 1.632.45% 3.27% 4.09% 4.90%
5.72%
$128,100 $278,45036.0%   6.85% 4.46%  43.24% 1.762.64% 3.52% 4.40% 5.29%
6.17%
$278,450 and abov39.6%   6.85% 4.46%  46.43% 1.872.80% 3.73% 4.67% 5.60%
6.53%


                               4.00%  4.50% 5.00%5.50% 6.00% 6.50% 7.00%

                               5.30%  5.96%  6.63 7.29% 7.95% 8.62%9.28%
                               5.30%  5.97%  6.63 7.29% 7.95% 8.62%9.28%
                               6.26%  7.04%  7.82 8.61% 9.39%10.17%10.95%
                               6.26%  7.05%  7.83 8.61% 9.40%10.18%10.96%
                               6.54%  7.35%  8.17 8.99% 9.80%10.62%11.44%
                               7.05%  7.93%  8.81 9.69%10.57%11.45%12.33%
                               7.47%  8.40%  9.3310.27%11.20%12.13%13.07%

                            APPENDIX C

            DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

Below is a description of the two highest rating categories for Short Term Debt and Long Term Debt by the "Nationally-Recognized Statistical Rating Organizations" which the Manager evaluates in purchasing securities on behalf of the Trust. The ratings descriptions are based on information supplied by the ratings organizations to subscribers.

Short Term Debt Ratings.

Moody's Investors Service, Inc. ("Moody's"): The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

Prime-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2:Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG".
These rating categories are as follows:

MIG1/VMIG1: Best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG2/VMIG2:   High  quality.   Margins  of  protection   are  ample
although not so large as in the
preceding group.

Standard & Poor's Corporation ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1".

S&P's ratings for Municipal Notes due in three years or less are:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest.

   S&P assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. With short-term demand debt, S&P's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A-1+").

Fitch Investors Service, Inc. ("Fitch"): Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

Duff & Phelps, Inc. ("Duff & Phelps"): The following ratings are for commercial paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-:High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing reaccess to capital markets is good.
Risk factors are small.

IBCA Limited or its affiliate IBCA Inc. ("IBCA"): Short-term ratings, including commercial paper (with maturities up to 12 months), are as follows:

A1: Obligations supported by the highest capacity for timely repayment.

A1: Obligations supported by a very strong capacity for timely repayment.

A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

Thomson BankWatch, Inc. ("TBW"): The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.

TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated
"TBW-1".

Long Term Debt Ratings. These ratings are relevant for securities purchased by the Trust with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations.

Moody's:  Bonds (including municipal bonds) are rated as follows:

Aaa: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.

Aa: Judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

Moody's applies numerical modifiers "1", "2" and "3" in its "Aa" rating classification. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's: Bonds (including municipal bonds) are rated as follows:

AAA:   The  highest  rating  assigned  by  S&P.   Capacity  to  pay

interest and repay principal is extremely strong.

AA:    A strong  capacity to pay interest and repay  principal  and differ from "AAA" rated issues only in small degree.

Fitch:

AAA:   Considered to be investment  grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

Duff & Phelps:

AAA:   The   highest   credit   quality.   The  risk   factors  are
negligible,  being  only  slightly  more  than for  risk-free  U.S.
Treasury debt.

AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

IBCA: Long-term obligations (with maturities of more than 12 months) are rated as follows:

AAA: The lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economconditions are unlikely to increase investment risk significantly.

AA:    A very low  expectation  for investment  risk.  Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or fiincrease investment ay risk albeit not very significantly.

A plus (+) or minus (-) sign may be appended to a long term rating to denote relative status within a rating category.

TBW: TBW issues the following ratings for companies. These ratings assess the likelihood of receiving payment of principal and interest on a timely basis and incorporate TBW's opinion as to the vulnerability of the company to adverse developments, which may impact the market's perception of the company, thereby affecting the marketability of its securities.

A: Possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

A/B: The company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

Investment Advisor
     OppenheimerFunds, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Distributor
     OppenheimerFunds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Transfer Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-525-7048

Custodian of Portfolio Securities
     Citibank, N.A.
     399 Park Avenue
     New York, New York 10043


Independent  Accountants
   Price Waterhouse LLP
   950 Seventeenth Street, Suite 2500
   Denver, CO 80202

Legal Counsel
     Kirkpatrick & Lockhart LLP
     1800 Massachusetts Avenue, N.W.
     Washington, D.C. 20036-1800